Exhibit T3E2

THE HONG KONG SCHEME

HCMP 708 of 2016

IN THE HIGH COURT OF THE HONG KONG SPECIAL ADMINISTRATIVE REGION

IN THE MATTER OF KAISA GROUP HOLDINGS LTD

and

IN THE MATTER OF SECTIONS 670 TO 674 OF THE COMPANIES ORDINANCE

(CAP. 622)

SCHEME OF ARRANGEMENT

(under sections 670 to 674 of the Companies Ordinance (Cap. 622) of Hong Kong)

between

KAISA GROUP HOLDINGS LTD

(an exempted company incorporated with limited liability under the laws of the Cayman Islands with registered number CT-192502)

and

THE SCHEME CREDITORS

(as hereinafter defined)

i

19.	MODIFICATION OF THE RIGHTS ATTACHING TO THE SCHEME CONSIDERATION	44

20.	RELEASES	44

21.	STAY OF PROCEEDINGS	47

22.	MODIFICATIONS	47

23.	OBLIGATIONS ON DATES OTHER THAN A BUSINESS DAY	47

24.	NO ADMISSION OF LIABILITY	48

25.	THE SCHEME SUPERVISOR	48

26.	THE ADJUDICATOR	50

27.	NOTICES	52

28.	GOVERNING LAW AND JURISDICTION	53

29.	FOREIGN REPRESENTATIVE	54

30.	RELIANCE FOR 3(A)(10) EXEMPTION	54

SCHEDULE 1 SUBSIDIARY GUARANTORS		Sch.1-1

SCHEDULE 2 SUBSIDIARY GUARANTORS PLEDGORS		Sch.2-1

SCHEDULE 3 DEED OF UNDERTAKING		Sch.3-1

SCHEDULE 4 RESTRUCTURING DOCUMENTS		Sch.4-1

SCHEDULE 5 EXISTING TRANSACTION DOCUMENTS		Sch.5-1

SCHEDULE 6 EXISTING NOTES TRUSTEE INSTRUCTION		Sch.6-1

SCHEDULE 7 CB TRUSTEE INSTRUCTION		Sch.7-1

SCHEDULE 8 COMMON DEPOSITARY INSTRUCTION		Sch.8-1

SCHEDULE 9 2018 NOTES DEPOSITARY INSTRUCTION		Sch.9-1

SCHEDULE 10 CLEARING SYSTEM INSTRUCTION		Sch.10-1

SCHEDULE 11 DEEDS OF RELEASE		Sch.11-1

SCHEDULE 12 NEW INDENTURES		Sch.12-1

SCHEDULE 13 CVR AGREEMENT		Sch.13-1

SCHEDULE 14 NEW TRUST DEED		Sch.14-1

SCHEDULE 15 MEB AGENCY AGREEMENT		Sch.15-1

ii

1.	DEFINITIONS AND INTERPRETATION

1.1	In this Hong Kong Scheme, unless inconsistent with the subject or context, the following expressions shall have the following meanings:

“2016 Indenture”	means the indenture dated 22 April 2013 (as amended, supplemented or otherwise modified from time to time) relating to the 2016 Notes, among the Company, certain of its subsidiaries as guarantors, and the Existing Notes Trustee;

“2016 Noteholder”	means a person who is the beneficial owner of and/or the owner of the ultimate economic interest in any of the 2016 Notes at the Record Time, whose interests in the 2016 Notes are held, directly or indirectly, through the records maintained in book entry form by a Clearing System or were previously so held through CMU, and who has a right, upon satisfaction of certain conditions, to be issued definitive certificates in accordance with the terms of the 2016 Indenture;

“2016 Notes”	means the RMB1,800,000,000 6.875% senior notes due 2016 as constituted by the 2016 Indenture and issued by the Company;

“2017 Indenture”	means the indenture dated 18 September 2012 (as amended, supplemented or otherwise modified from time to time), relating to the 2017 Notes, among the Company, certain of its subsidiaries as guarantors, and the Existing Notes Trustee;

“2017 Noteholder”	means a person who is the beneficial owner of and/or the owner of the ultimate economic interest in any of the 2017 Notes, whose interests in the 2017 Notes are held, directly or indirectly, through the records maintained in book entry form by a Clearing System at the Record Time and who has a right, upon satisfaction of certain conditions, to be issued definitive certificates in accordance with the terms of the 2017 Indenture;

“2017 Notes”	means the US$250,000,000 12.875% senior notes due 2017 as constituted by the 2017 Indenture and issued by the Company;

“2018 Indenture”	means the indenture dated 19 March 2013 (as amended, supplemented or otherwise modified from time to time), relating to the 2018 Notes, among the Company, certain of its subsidiaries as guarantors, and the Existing Notes Trustee;

“2018 Noteholder”	means a person who is the beneficial owner of and/or the owner of the ultimate economic interest in any of the 2018 Notes, whose interests in the 2018 Notes are held, directly or indirectly, through the records maintained in book entry form by a Clearing System at the Record Time and who has a right, upon satisfaction of certain conditions, to be issued definitive certificates in accordance with the terms of the 2018 Indenture;

“2018 Notes”	means the US$800,000,000 8.875% senior notes due 2018 as constituted by the 2018 Indenture and issued by the Company;

“2018 Notes Depositary”	means the depositary for the HY Global Note issued pursuant to the 2018 Indenture;

“2018 Notes Depositary Instruction”	means an instruction to the 2018 Notes Depositary substantially in the form set out in Schedule 9;

“2019 Indenture”	means the indenture dated 6 June 2014 (as amended, supplemented or otherwise modified from time to time), relating to the 2019 Notes, among the Company, certain of its subsidiaries as guarantors, and the Existing Notes Trustee;

“2019 Noteholder”	means a person who is the beneficial owner of and/or the owner of the ultimate economic interest in any of the 2019 Notes, whose interests in the 2019 Notes are held, directly or indirectly, through the records maintained in book entry form by a Clearing System at the Record Time and who has a right, upon satisfaction of certain conditions, to be issued definitive certificates in accordance with the terms of the 2019 Indenture;

“2019 Notes”	means the US$400,000,000 9.00% senior notes due 2019 as constituted by the 2019 Indenture and issued by the Company;

“2020 Indenture”	means the indenture dated 8 January 2013 (as amended, supplemented or otherwise modified from time to time), relating to the 2020 Notes, among the Company, certain of its subsidiaries as guarantors, and the Existing Notes Trustee;

“2020 Noteholder”	means a person who is the beneficial owner of and/or the owner of the ultimate economic interest in any of the 2020 Notes, whose interests in the 2020 Notes are held, directly or indirectly, through the records maintained in book entry form by a Clearing System at the Record Time and who has a right, upon satisfaction of certain conditions, to be issued definitive certificates in accordance with the terms of the 2020 Indenture;

“2020 Notes”	means the US$500,000,000 10.25% senior notes due 2020 as constituted by the 2020 Indenture and issued by the Company;

“Account Holder”	means any person recorded directly in the records of a Clearing System as holding an interest in any Existing HY Notes or Convertible Bonds in an account with a relevant Clearing System either for its own account or on behalf of its client;

“Account Holder Letter”	means the relevant account holder letter substantially in the form set out in Appendix 2 of the Explanatory Statement;

“Adjudicator”	means Madison Pacific or such other suitably qualified person as the Company may, in its absolute discretion, select to act as adjudicator;

“Affiliates”	means, in relation to any person, its current and former direct and indirect subsidiaries, subsidiary undertakings, parent companies, holding companies, partners, equity holders, members and managing members, and any of their current and former direct and indirect subsidiaries, subsidiary undertakings, parent companies, holding companies, partners, equity holders, members and managing members;

“AlixPartners”	means AlixPartners Services UK LLP;

“Allowed Proceeding”	means any Proceeding by a Scheme Creditor to enforce its rights under this Hong Kong Scheme where any person fails to perform its obligations under this Hong Kong Scheme;

“Amended and Restated Intercreditor Agreement”	means the Existing Intercreditor Agreement as amended and restated pursuant to the terms of this Hong Kong Scheme;

“Authorised Representative”	means Mr. Brandon Gale or such other person as the Company may, in its absolute discretion, appoint;

“Business Day”	means any day (other than a Saturday or Sunday or a public holiday) on which banks are open for general business in Hong Kong, the Cayman Islands, New York and Singapore;

“Cayman Islands”	means the Cayman Islands;

“Cayman Scheme”	means the scheme of arrangement between the Company and the Scheme Creditors under section 86 of the Companies Law in its present form or with or subject to any non-material modifications, additions or conditions that the Grand Court may approve or impose;

“CB Global Note”	means the global note representing the Convertible Bonds;

“CB Holders”	means the persons who hold the ultimate economic interest, whether as principal, beneficiary or otherwise, in the Convertible Bonds held in global form through the Clearing Systems at the Record Time and have a right, upon satisfaction of certain conditions, to be issued definitive certificates in accordance with the terms of the Convertible Bonds and “CB Holder” means any one of them;

“CB Trust Deed”	means the trust deed dated 20 December 2010 (as amended, supplemented or otherwise modified from time to time) between the Company, the Subsidiary Guarantors and the CB Trustee constituting the Convertible Bonds;

“CB Trustee”	means Citicorp International Limited, as trustee and security trustee under the CB Trust Deed;

“CB Trustee Instruction”	means an instruction to the CB Trustee substantially in the form set out in Schedule 7 or such other form as the CB Trustee may reasonably accept;

“Chairperson”	means the person identified in the relevant orders of the Grand Court and the High Court to act as Chairperson of the Hong Kong Scheme and/or the Cayman Scheme;

“Chapter 15 Recognition Order”	means an order of the US Bankruptcy Court recognising and giving effect to the Hong Kong Scheme and/or the Cayman Scheme and/or any other scheme of arrangement of the Company;

“CI Scheme Meeting”	means a meeting of the Scheme Creditors in relation to the Cayman Scheme as convened by order of the Grand Court for the purpose of considering and, if thought fit, approving the Cayman Scheme, and any adjournment thereof;

“Citi Trust Entities”

means:

(a)    Citicorp International Limited in its capacity as the Existing Notes Trustee, CB Trustee and the Common Security Trustee;

(b)    Citibank, N.A., London Branch in its capacity as the CB Trustee, Paying Agent and Transfer Agent, Principal Agent; and

(c)    Citigroup Global Markets Deutschland AG in their capacity as the Registrar;

“Claims”	means all and any actions, causes of action, claims, counterclaims, suits, debts, sums of money, accounts, contracts, agreements, promises, contribution, indemnification, damages, judgments, executions, demands or rights whatsoever or howsoever arising, whether present, future, prospective or contingent, known or unknown, accrued or unaccrued, foreseen or unforeseen, matured or unmatured, whether or not for a fixed or unliquidated amount, whether or not involving the payment of money or the performance of an act or obligation or any failure to perform any obligation or any omission, whether arising at common law, in equity or by statute in or under any of the laws of Hong Kong, the United States, or the Cayman Islands or under any other law and irrespective of jurisdiction and howsoever arising and “Claim” shall be construed accordingly;

“Clearing System Instruction”	means an instruction to each of the Clearing Systems substantially in the forms set out in Schedule 10;

“Clearing Systems”	means Euroclear, Clearstream and DTC;

“Clearstream”	means Clearstream Banking, société anonyme;

“CMU”	means the Central Moneymarkets Unit Service, the book-entry clearing system operated by the HKMA;

“Common Depositary”	means the common depositaries for Euroclear and Clearstream in respect of the Convertible Bonds, the 2017 Notes, the 2019 Notes and the 2020 Notes;

“Common Depositary Instruction”	means an instruction to the Common Depositary substantially in the form set out in Schedule 8;

“Common Security Trustee”	means Citicorp International Limited, as security trustee under the Existing Intercreditor Agreement and, on and from the Restructuring Effective Date, under the Amended and Restated Intercreditor Agreement;

“Companies Law”	means the Companies Law (2013 Revision) as applicable in the Cayman Islands;

“Companies Ordinance”	means the Companies Ordinance (Cap. 622 of the laws of Hong Kong) as applicable in Hong Kong;

“Company”	means Kaisa Group Holdings Ltd, a company incorporated in the Cayman Islands with registered number CT-192502;

“Consenting Creditors”	has the meaning given to it in the RSA;

“Convertible Bonds”	means the RMB1,500,000,000 USD settled 8.00% convertible bonds due 2015 issued by the Company and constituted by the CB Trust Deed;

“Cut-Back Mechanism”	means the cut-back mechanism described in Clause 14.1(d);

“CVR Agent”	has the meaning given to it in the CVR Agreement;

“CVR Agent Appointment Letter”	has the meaning given to it in the CVR Agreement;

“CVR Agreement”	means the agreement setting out the terms and conditions of the CVRs substantially in the form in Schedule 13;

“CVR Trustee”	means U.S. Bank, National Association, as trustee of the CVRs;

“CVRs”	means the contingent value rights instrument to be issued by the Company pursuant to this Hong Kong Scheme;

“Deed of Undertaking”	means the Deed of Undertaking pursuant to which each Subsidiary Guarantor and Subsidiary Guarantor Pledgors agrees to, amongst other things, execute all such documents, and do all acts or things, as may be necessary or desirable to be executed or done by them for the purposes of giving effect to this Hong Kong Scheme and which deed is set out in Schedule 3;

“Deeds of Release”	means the deeds of release between, inter alios, the Company, the Subsidiary Guarantors and the Scheme Creditors, substantially in the form set out in Schedule 11;

“Deloitte”	means Deloitte & Touche Financial Advisory Services Limited;

“Designated Recipient”	means a person appointed by a Scheme Creditor as such to receive all of the Scheme Creditor’s Scheme Consideration whose details are set out in the Scheme Creditor’s Designated Recipient Form;

“Designated Recipient Form”	means the form set out in the Account Holder Letter to be completed by Scheme Creditors in order to appoint a Designated Recipient;

“Disqualified Person”	means a person who is disqualified from holding, receiving or handling any of the Scheme Consideration pursuant to any applicable laws or regulations;

“Distribution Confirmation Deed”	means the form of Distribution Confirmation Deed set out in the Account Holder Letter;

“Distribution Longstop Date”	means the sixtieth (60th) day after the Holding Period Expiry Date (excluding the Holding Period Expiry Date);

“DTC”	means the Depository Trust Company, its nominees and successors;

“DTZ”	means DTZ Cushman & Wakefield;

“Euroclear”	means Euroclear Bank S.A./N.V. as operator of the Euroclear clearing system;

“Exchange Date”	means the date on which the New HY Notes, the Mandatorily Exchangeable Bonds and the CVRs are issued under, respectively, the New Indentures, the New Trust Deed and the CVR Agreement, after the Schemes have been sanctioned;

“Exchange Date Principal Amount”	means (a) the Reference Date Principal Amount, plus (b) accrued and unpaid interest on the Reference Date Principal Amount, calculated using the Spot Rate to convert the RMB-denominated 2016 Notes, RMB-denominated Existing Offshore Loans and HKD-denominated Existing Offshore Loans into U.S. dollar-denominated amounts, compounding semi-annually at (i) 6.56% per annum in the case of the Existing HY Notes and Existing Offshore Loans and (ii) 5.56% per annum in the case of the Convertible Bonds, from (and including) the Reference Date through (but excluding) the Exchange Date;

“Existing CB Guarantees”	means each of the guarantees of the Convertible Bonds given by the relevant Subsidiary Guarantors;

“Existing Default”	means any default or potential default under any Existing Transaction Document that has occurred prior to the Restructuring Effective Date;

“Existing HY Notes”	means, collectively, the 2016 Notes, the 2017 Notes, the 2018 Notes, the 2019 Notes and the 2020 Notes;

“Existing HY Notes Guarantees”	means each of the guarantees of the Existing HY Notes given by the relevant Subsidiary Guarantors;

“Existing Indentures”	means, collectively, the 2016 Indenture, the 2017 Indenture, the 2018 Indenture, the 2019 Indenture and the 2020 Indenture;

“Existing Intercreditor Agreement”	means the intercreditor agreement dated 20 December 2010, as amended and supplemented from time to time, between (amongst others) the Company, the Subsidiary Guarantor Pledgors, the Common Security Trustee, the Existing Notes Trustee and the CB Trustee;

“Existing Notes Trustee”	means Citicorp International Limited, as trustee under each of the Existing Indentures;

“Existing Notes Trustee Instruction”	means an instruction to the Existing Notes Trustee substantially in the form set out at Schedule 6 or such other form as the Existing Notes Trustee may reasonably accept;

“Existing Offshore Loans”	means the HSBC 2013 Loan, the HSBC 2014 Loan, the HSBC ISDA and the ICBC 2013 Loan;

“Existing Offshore Loans Creditor”	means an Existing Offshore Loans Lender or any assignee of any interest in any of the Existing Offshore Loans whereby such assignee owns beneficially the ultimate economic interest in any of the Existing Offshore Loans at the Record Time;

“Existing Offshore Loans Guarantees”	means each of the guarantees of the Existing Offshore Loans given by the relevant Subsidiary Guarantors;

“Existing Offshore Loans Lenders”	means (i) HSBC in respect of the HSBC 2013 Loan, the HSBC 2014 Loan and the HSBC ISDA; and (ii) ICBC in respect of the ICBC 2013 Loan;

“Existing Security Documents”	means the security documents in respect of the Existing Shared Collateral listed in Schedule 2 of the form of the Amended and Restated Intercreditor Agreement;

“Existing Shared Collateral”	means the “Collateral” (as defined in each of the Existing Indentures and the CB Trust Deed) held by the Common Security Trustee for, inter alios, the Noteholders, the CB Holders and the Existing Offshore Loans Creditors (save for HSBC in respect of the HSBC 2014 Loan and the HSBC ISDA);

“Existing Transaction Documents”	means the documents listed in Schedule 5 to this Hong Kong Scheme;

“Explanatory Statement”	means the explanatory statement dated [•] 2016 of the Company circulated to the Scheme Creditors relating to (i) the Cayman Scheme in accordance with section 86 of the Companies Law; and (ii) the Hong Kong Scheme in accordance with section 671 of the Companies Ordinance, including all appendices, schedules and annexures thereto;

“Global Notes”	means the CB Global Note and the HY Global Notes;

“Grand Court”	means the Grand Court of the Cayman Islands and any court capable of hearing appeals therefrom;

“Grand Court Order”	means a sealed copy of the order of the Grand Court sanctioning the Cayman Scheme;

“Group”	means the Company and all subsidiary undertakings (as that term is defined in the Companies Ordinance), as a whole, from time to time;

“Harneys”	means Harney Westwood & Riegels, a law firm;

“High Court”	means the High Court of Hong Kong and any court capable of hearing appeals therefrom;

“High Court Order”	means an office copy of the order of the High Court sanctioning the Hong Kong Scheme;

“HKD”, “HK$” and “HK dollars”	means Hong Kong dollars, the official currency of Hong Kong;

“HK Scheme Meeting”	means a meeting of the Scheme Creditors as convened by order of the High Court for the purpose of considering and, if thought fit, approving this Hong Kong Scheme, and any adjournment thereof;

“HKMA”	means the Hong Kong Monetary Authority;

“Holding Period”	means the period of 12 months from the Restructuring Effective Date;

“Holding Period Expiry Date”	means the last day of the Holding Period;

“Holding Period Trustee”	means Lucid as trustee of the Trust Securities for and on behalf of the Scheme Creditors, or any additional or replacement trustee of the Trust Securities as may be appointed from time to time in accordance with Clause 16.5;

“Hong Kong”	means the Hong Kong Special Administrative Region of the People’s Republic of China;

“Hong Kong Companies Registrar”	means the Registrar of Companies appointed under the Companies Ordinance;

“Hong Kong Scheme”	means this scheme of arrangement under section 673 and 674 of the Companies Ordinance in its present form or with or subject to any modifications, additions or conditions that the High Court may approve or impose;

“Hong Kong Scheme Steps”	means the steps to be taken as described in Clause 9;

“Houlihan”	means Houlihan Lokey (China) Limited;

“HSBC”	means The Hongkong and Shanghai Banking Corporation Limited;

“HSBC 2013 Loan”	means the loan facility dated 2 August 2013 between the Company and HSBC in an aggregate amount of HK$400,000,000;

“HSBC 2014 Loan”	means the loan facility dated 26 May 2014 between the Company and HSBC comprising two loans of (i) an aggregate principal amount of up to HK$350,000,000 and (ii) an aggregate principal amount of up to HK$400,000,000 as varied by a letter from HSBC dated 11 August 2014 ;

“HSBC ISDA”	means the 2002 ISDA Master Agreement dated 11 April 2013 between HSBC and the Company, its Schedules and Confirmations (all as amended and supplemented from time to time) and related documents;

“HY Global Notes”	means the global notes representing each of the Existing HY Notes;

“ICBC”	means Industrial and Commercial Bank of China (Asia) Limited;

“ICBC 2013 Loan”	means the loan facility dated 2 September 2013 between the Company and ICBC in the aggregate amount of HK$250,000,000;

“Independent Investment Bank”	means an independent investment bank of international repute (acting as an expert) selected by the Company, and if the Company fails to select an Independent Investment Bank when required, the Existing Offshore Loans Creditors with respect to the USD/HKD rate or USD/RMB rate as the case may be, may select the Independent Investment Bank;

“Information Agent”	means Lucid or such other person as may be appointed from time to time by the Company to act as information agent;

“Initial Consenting Creditors”	means a Scheme Creditor (or any fund or other entity advising or managing a Scheme Creditor that is acting on behalf of that Scheme Creditor) that is an original party to the RSA and has provided a Supporting Notes Notice;

“Initial Consenting Creditors Majority”	means Initial Consenting Creditors who hold Supporting Notes with an aggregate principal amount of more than 50% of the Supporting Notes held in aggregate by the Initial Consenting Creditors;

“Instruction Packet”	means the packet of materials, including the Account Holder Letters, Designated Recipient Form and Distribution Confirmation Deed, together with accompanying instructions, that are available to Scheme Creditors on the Scheme Website and at Appendix 2 to the Explanatory Statement;

“Intermediary”	means a person (other than an Account Holder) who holds an interest in any of the Existing HY Notes and/or Convertible Bonds on behalf of another person or other persons;

“Kaisa Released Party”	has the meaning given to it in Clause 20.3 and “Kaisa Released Parties” shall be construed accordingly;

“Kaisa Releasing Parties”	means each of the Company and the Subsidiary Guarantors acting on behalf of itself and each of its agents, representatives, officers, directors, advisers, employees, subsidiaries and affiliates;

“K&E”	means, collectively, Kirkland & Ellis, Kirkland & Ellis International LLP and Kirkland & Ellis LLP, a law firm;

“Liability”	means any debt, liability or obligation whatsoever, whether it is present, future, prospective or contingent, whether or not its amount is fixed or undetermined, whether or not it involves the payment of money or the performance of an act or obligation, and whether based on contract (including quasi-contract), guarantee, indemnity or estoppel, statute, regulation, common law, tort, equity, otherwise in or under any of the laws of Hong Kong, the United States, the Cayman Islands or under any other law irrespective of jurisdiction and howsoever arising and “Liabilities” shall be construed accordingly;

“Lucid”	means Lucid Issuer Services Limited;

“Madison Pacific”	means Madison Pacific Trust Limited;

“Mandatorily Exchangeable Bonds”	means the USD denominated variable rate mandatorily exchangeable bonds due 31 December 2019 to be issued by the Company pursuant to the terms of this Hong Kong Scheme;

“Maximum MEB Amount”	means the Exchange Date Principal Amount represented by the Convertible Bonds;

“MEB Agency Agreement”	means the agreement substantially in the form in Schedule 15;

“MEB Election Amount”	means the amount of all Scheme Claims that, as at the Exchange Date, Scheme Creditors have elected (or have been deemed to elect pursuant to the terms of this Hong Kong Scheme) to have exchanged for Mandatorily Exchangeable Bonds pursuant to Option 3;

“Moelis”	means Moelis & Company including (but not limited to) Moelis & Company Asia Limited;

“Mourant”	means Mourant Ozannes, a law firm;

“New Indentures”	means the Series A Indenture, the Series B Indenture, the Series C Indenture, the Series D Indenture and the Series E Indenture;

“New HY Notes”	means the Series A Notes, the Series B Notes, the Series C Notes, the Series D Notes and the Series E Notes;

“New HY Notes Trustee”	means Wilmington Trust, National Association, as trustee under the New HY Notes;

“New MEB Trustee”	means U.S. Bank, National Association, as trustee of the Mandatorily Exchangeable Bonds;

“New Security Documents”	means the new security documents listed in Schedule 3 to the Amended and Restated Intercreditor Agreement;

“New Shared Collateral”	means the shared collateral granted pursuant to the New Security Documents;

“New Trust Deed”	means the new trust deed relating to the Mandatorily Exchangeable Bonds to be entered into between, amongst others, the Company and the New MEB Trustee;

“New York City”	means the City of New York;

“Noteholders”	means the 2016 Noteholders, the 2017 Noteholders, the 2018 Noteholders, the 2019 Noteholders and the 2020 Noteholders;

“Officer’s Certificate”	means the Officer’s Certificate to be delivered by the Company to the New HY Notes Trustee pursuant to Section 6.04(b) of the New Indentures;

“Option 1”	means Option 1 as described in Clause 14.1;

“Option 1 Claims”	means all Scheme Claims that any Scheme Creditor has elected to exchange (or has been deemed to have so elected pursuant to the terms of this Hong Kong Scheme, including pursuant to the Cut-Back Mechanism) for New HY Notes and CVRs;

“Option 2 Claims”	means all Scheme Claims that any Scheme Creditor has elected to exchange (or has been deemed to have so elected pursuant to the terms of this Hong Kong Scheme, including pursuant to the Cut-Back Mechanism) for New HY Notes only;

“Option 3”	means Option 3 as described in Clause 14.1;

“Option 3 Claims”	means all Scheme Claims that any Scheme Creditor has elected to exchange (or has been deemed to have so elected pursuant to the terms of this Hong Kong Scheme) for Mandatorily Exchangeable Bonds;

“O&M”	means O’Melveny & Myers LLP, a law firm;

“Permitted Pari Passu Secured Indebtedness”	means secured indebtedness incurred as “Permitted Pari Passu Secured Indebtedness” under, and in compliance with the terms of each of the Existing Indentures and the CB Trust Deed;

“Personnel”	means, in relation to any person, its current and former officers, partners, directors, employees, staff, agents and counsel;

“Proceeding”	means any process, action, legal or other proceeding including any arbitration, mediation, alternative dispute resolution, judicial review, adjudication, demand, execution, distraint, forfeiture, re-entry, seizure, lien, enforcement of judgment or enforcement of any security or other right;

“Prohibited Proceedings”	means any Proceeding against the Company or the Subsidiary Guarantors or Subsidiary Guarantor Pledgors or the property of any of the Company or the Subsidiary Guarantors or Subsidiary Guarantor Pledgors in any jurisdiction whatsoever other than an Allowed Proceeding;

“Prohibited Transferee”	means a person who is prohibited from being allotted, issued with, holding, receiving or handling any Scheme Consideration pursuant to any applicable law or regulations or is so prohibited except after compliance with conditions or requirements that the Company considers to be disproportionate to the value of the relevant Scheme Consideration;

“Recognition Filings”	means (i) the filing of a petition for recognition of this Hong Kong Scheme and/or the Cayman Scheme under Chapter 15 of Title 11 of the US Bankruptcy Code; (ii) the filing of a request for the US Bankruptcy Court to grant a Chapter 15 Recognition Order; and (iii) other filings related thereto;

“Recognition Hearing”	means a hearing before the US Bankruptcy Court in respect of the Recognition Filings;

“Record Time”	means 9.00 a.m. (Cayman Islands time) on 18 May 2016 / 10.00 p.m. (Hong Kong time) on 18 May 2016 / 10.00 a.m. (New York City time) on 18 May 2016;

“Reference Date”	means 1 January 2016;

“Reference Date Principal Amount”	means the aggregate principal amount of the Existing HY Notes, the Convertible Bonds and the Existing Offshore Loans outstanding on the Reference Date, plus any accrued and unpaid interest under the Existing HY Notes, the Convertible Bonds and the Existing Offshore Loans, compounding semi-annually at the interest rates applicable to the Existing HY Notes, the Convertible Bonds and the Existing Offshore Loans in accordance with their relevant indentures, instruments or agreements, through (but excluding) the Reference Date;

“Reference Dealers”	means four leading dealers engaged in the foreign exchange market of the relevant currency selected by the Company;

“Registrar”	means Citicorp International Limited as registrar of under the 2016 Notes, Citigroup Global Markets Deutschland AG as registrar under the 2017 Notes, the 2018 Notes, the 2019 Notes, the 2020 Notes and the Convertible Bonds ;

“Released Advisers”	means Harneys, Houlihan, K&E, Moelis, Ropes & Gray, AlixPartners, DTZ, Tanner De Witt, Sidley Austin, O&M, Walkers, Mourant, Lucid, and Deloitte;

“Residual Claims”	has the meaning given to that term in Clause 14.1(d);

“Restructuring Documents”	means the new transaction documents to be entered into in connection with the Restructuring Proposal and this Hong Kong Scheme and any documents by which amendment is made to the Existing Transaction Documents, in each case as listed and more particularly described in Schedule 4 to this Hong Kong Scheme;

“Restructuring Effective Date”	has the meaning given to it in Clause 18.1;

“Restructuring Proposal”	means the financial and debt restructuring of the Company and its subsidiaries contemplated by this Hong Kong Scheme, the Cayman Scheme, the Restructuring Documents and the Explanatory Statement, including (but not limited to) any and all compromises/agreements or debt exchanges between the Company and/or its subsidiaries and persons that are not parties to this Hong Kong Scheme and the Cayman Scheme;

“Restructuring Transaction”	means the transactions contemplated in the Schemes and the Restructuring Documents;

“RMB”	means Renminbi, the official currency of the People’s Republic of China;

“Ropes & Gray”	means Ropes & Gray, a law firm;

“RSA”	means the restructuring support agreement dated 10 January 2016, as amended from time to time, between (amongst others) the Company and the Consenting Creditors;

“Scheme Claim”	means any claim in respect of any Liability of the Company to any person arising out of an interest in each or any of the Existing HY Notes, the Convertible Bonds or the Existing Offshore Loans;

“Scheme Consideration”	means the New HY Notes, the CVRs, and the Mandatorily Exchangeable Bonds;

“Scheme Consideration Trust”	has the meaning given to it in Clause 16.2;

“Scheme Creditors”	means the creditors of the Company in respect of Scheme Claims including (but without double counting in each case) the Common Depositary, the 2018 Notes Depositary, the HKMA, the Existing Notes Trustee, each of the Noteholders, the CB Trustee, the Common Security Trustee, each of the CB Holders, the Account Holders, Intermediaries and the Existing Offshore Loans Creditors, and “Scheme Creditor” means any one of them;

“Scheme Creditor Released Party”	has the meaning given to it in Clause 20.1 and “Scheme Creditor Released Parties” shall be construed accordingly;

“Scheme Creditor Releasing Party”	means each of the Scheme Creditors on behalf of itself and each of its agents, representatives, officers, directors, advisers, employees, subsidiaries, affiliates, predecessors, successors, assigns;

“Scheme Effective Date”	means the date the High Court Order is registered by the Hong Kong Companies Registrar;

“Scheme Longstop Date”	means 30 September 2016;

“Scheme Meetings”	means the CI Scheme Meeting and the HK Scheme Meeting;

“Scheme Supervisor”	means such person as is appointed in accordance with Clause 25 of this Hong Kong Scheme and Clause 25 of the Cayman Scheme, and shall initially be Lucid;

“Scheme Website”	means www.lucid-is.com/kaisa;

“Schemes”	means this Hong Kong Scheme and the Cayman Scheme;

“Security Documents”	means the Existing Security Documents and the New Security Documents;

“Security Interest”	means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof or any agreement to create any mortgage, pledge, security interest, lien, charge, easement or encumbrance of any kind);

“SEHK”	means the Stock Exchange of Hong Kong Limited;

“Series A Indenture”	means the indenture relating to the Series A Notes, substantially in the form of the document in Schedule 12, to be entered into between, amongst others, the Company and the New HY Notes Trustee;

“Series B Indenture”	means the indenture relating to the Series B Notes, substantially in the form of the document in Schedule 12, to be entered into between, amongst others, the Company and the New HY Notes Trustee;

“Series C Indenture”	means the indenture relating to the Series C Notes, substantially in the form of the document in Schedule 12, to be entered into between, amongst others, the Company and the New HY Notes Trustee;

“Series D Indenture”	means the indenture relating to the Series D Notes, substantially in the form of the document in Schedule 12, to be entered into between, amongst others, the Company and the New HY Notes Trustee

“Series E Indenture”	means the indenture relating to the Series E Notes, substantially in the form of the document in Schedule 12, to be entered into between, amongst others, the Company and the New HY Notes Trustee

“Series A Notes”	means the variable rate senior notes due 31 December 2019 in a principal amount equal to 10% of all New HY Notes to be issued by the Company pursuant to this Hong Kong Scheme;

“Series B Notes”	means the variable rate senior notes due 30 June 2020 in a principal amount equal to 18% of all New HY Notes to be issued by the Company pursuant to this Hong Kong Scheme;

“Series C Notes”	means the variable rate senior notes due 31 December 2020 in a principal amount equal to 22% of all New HY Notes to be issued by the Company pursuant to this Hong Kong Scheme;

“Series D Notes”	means the variable rate senior notes due 30 June 2021 in a principal amount equal to 24% of all New HY Notes to be issued by the Company pursuant to this Hong Kong Scheme;

“Series E Notes”	means the variable rate senior notes due 31 December 2021 in a principal amount equal to 26% of all New HY Notes to be issued by the Company pursuant to this Hong Kong Scheme;

“SGX-ST”	means Singapore Exchange Securities Trading Limited;

“Sidley” and “Sidley Austin”	means Sidley Austin LLP, a law firm;

“Spot Rate”

means a rate determined by the Company in good faith as follows:

(a)    in respect of the USD Equivalent of an RMB-denominated amount, the RMB/US dollar official fixing rate, expressed as the amount of RMB per one U.S. dollar, reported by the People’s Bank of China which appears on the Reuters Screen “SAEC” Page opposite the symbol “USDCNY” page at or about 9:15 am (Beijing time) on the day on which the Record Time occurs;

(b)    in respect of the USD Equivalent of a HK dollar-denominated amount, the bid exchange rate, expressed as the amount of HK dollars per one U.S. dollar, which appears on the relevant Reuters “HKDFIX” page at 11:00 am (Hong Kong time) on the day on which the Record Time occurs;

(c)    if no such rate is available under sub-paragraph (a) or (b), the spot rate determined by the Company in good faith on the basis of quotations provided by the Reference Dealers of the specified exchange rate for the Record Time as obtained in accordance with the provisions below; and

(d)    if fewer than two quotations are provided under sub-paragraph (c), the exchange rate for the Record Time as shall be determined by an Independent Investment Bank in good faith.

In determining the spot rate under sub-paragraph (c) above, the Company will request the Beijing (for determining the USD Equivalent of an RMB-denominated amount) or Hong Kong (for determining the USD Equivalent of an HK dollar-denominated amount) office of each of the Reference Dealers to provide a quotation of what the specified screen rate would have been had it been published, reported or available at the Record Time, based upon each Reference Dealer’s experience in the foreign exchange market for RMB or HK dollars (as applicable) and general activity in such market at the Record Time. The quotations used to determine the Spot Rate at the Record Time will be requested at the Record Time or as soon as practicable after it is determined that the specified screen rate is not available.

If four quotations are provided, the rate at the Record Time will be the arithmetic mean of the rates, without regard to the rates having the highest and lowest value. For this purpose, if more than one quotation has the same highest value or lowest value, then the rate of only one of such quotations shall be disregarded. If two or three quotations are provided, the rate at the Record Time will be the arithmetic mean of the rates provided.

“Subsidiary Guarantor Pledgors”	means the entities listed in Schedule 2;

“Subsidiary Guarantors”	means the entities listed in Schedule 1;

“Supporting Notes”	has the meaning given to it in the RSA;

“Supporting Notes Notice”	means a notice substantially in the form set out in Schedule 5 (Supporting Notes Notice) of the RSA;

“Support Undertaking”	means the agreement dated 17 March 2016 between (amongst others) the Company and the Supporting Creditors;

“Supporting Creditors”	has the meaning given to it in the Support Undertaking;

“Tanner De Witt”	means Tanner De Witt Solicitors, a law firm;

“Transaction Party”	means the parties to the Restructuring Documents;

“Trust Indenture Act”	means the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa – 77bbbb), as amended and in effect from time to time;

“Trust Securities”	has the meaning given to it in Clause 16.2;

“US Bankruptcy Code”	means title 11 of the United States Code;

“US Bankruptcy Court” and “Bankruptcy Court”	means the United States Bankruptcy Court for the Southern District of New York;

“USD”, “US$” and “U.S. dollars”	means United States dollars, the official currency of the United States of America;

“USD Equivalent”	means, in respect of any RMB or HK dollar-denominated amounts, such amounts in RMB or HKD divided by the relevant Spot Rate;

“Walkers”	means Walkers (Asia), a Cayman Islands partnership, and its Affiliates.

1.2	In this Hong Kong Scheme, unless the context otherwise requires or otherwise expressly provides for:

(a)	references to recitals, parts, clauses, subclauses and schedules are references to recitals, parts, clauses, subclauses and schedules of this Hong Kong Scheme;

(b)	references to a “person” include references to an individual, firm, partnership, company, corporation, other legal entity, unincorporated body of persons or any state or state agency;

(c)	references to a statute or a statutory provision include the same as subsequently modified, amended or re-enacted from time to time;

(d)	references to an agreement, deed or document shall be deemed also to refer to such agreement, deed or document as amended, supplemented, restated, verified, replaced, and/or novated (in whole or in part) from time to time and to any agreement, deed or document executed pursuant thereto;

(e)	the singular includes the plural and vice versa and words importing one gender shall include all genders;

(f)	headings to recitals, parts, clauses and sub-clauses are for ease of reference only and shall not affect the interpretation of this Hong Kong Scheme;

(g)	the words “include” and “including” are to be construed without limitation, general words introduced by the word “other” are not to be given a restrictive meaning by reason of the fact that they are preceded by words indicating a particular class of acts, matters or things, and general words are not to be given a restrictive meaning by reason of the fact that they are followed by particular examples intended to be embraced by the general words;

(h)	a company is a “subsidiary” of another company, its “holding company”, if that other company (a) holds a majority of voting rights in it; (b) is a member of it and has the right to appoint or remove a majority of its board of directors; or (c) is a member of it and controls alone, pursuant to an agreement with other members, a majority of the voting rights in it, or, if it is a subsidiary of a company that is itself a subsidiary of that other company;

(i)	an “undertaking” means a body corporate or partnership; or an unincorporated association carrying on a trade or business, with or without a view to profit; and an undertaking is a “subsidiary undertaking” in relation to another undertaking, if (a) the other undertaking holds the majority of the voting rights in the undertaking; (b) the other undertaking is a member of the undertaking and has the right to appoint or remove a majority of its board of directors; (c) the other undertaking has the right to exercise a dominant influence over the undertaking (i) by virtue of provisions contained in the undertaking’s articles, or (ii) by virtue of a control contract; or (d) the other undertaking is a member of the undertaking and controls alone, pursuant to an agreement with other shareholders or members, a majority of the voting rights in the undertaking; and

(j)	to the extent that there shall be any conflict or inconsistency between the terms of this Hong Kong Scheme and the Explanatory Statement, then the terms of this Hong Kong Scheme shall prevail.

PART A

RECITALS

2.	THE COMPANY

2.1	The Company was incorporated in the Cayman Islands on 2 August 2007 as an exempted company limited by shares pursuant to the Companies Law (2004 Revision) with registered number CT-192502.

2.2	The Company’s registered office is at Cricket Square, Hutchins Drive, P.O. Box 2681, Grand Cayman, KY1-1111, Cayman Islands.

2.3	The Company is registered under Part 16 of the Companies Ordinance as a non-Hong Kong Company.

2.4	As at the date hereof, the authorised share capital of the Company is HK$5,000,000,000 divided into 50,000,000,000 ordinary shares of par value of HK$0.10, of which 5,135,427,910 ordinary shares have been issued as fully paid up.

3.	THE PURPOSE OF THIS SCHEME

3.1	The principal object and purpose of this Hong Kong Scheme is to effect a compromise and arrangement between the Company and the Scheme Creditors.

3.2	In summary, amongst other things, this Hong Kong Scheme provides for the release of the Scheme Claims by the Scheme Creditors, in consideration for which the Scheme Creditors will be entitled to receive the Scheme Consideration in full and final settlement of all Scheme Claims.

PART B

THE HONG KONG SCHEME

4.	EFFECTIVENESS OF THIS HONG KONG SCHEME

4.1	The compromise and arrangement effected by this Hong Kong Scheme shall be binding on the Company and all Scheme Creditors on and from the Scheme Effective Date.

4.2	Any act required to be done by any person under this Hong Kong Scheme, or any of the Restructuring Documents, prior to the Restructuring Effective Date pursuant to the authority conferred by the terms of this Hong Kong Scheme shall be deemed to have been ratified by the Scheme Creditors upon the Restructuring Effective Date.

4.3	The Scheme Consideration issued to or distributed to the Scheme Creditors under this Hong Kong Scheme shall, subject to and in accordance with the terms of this Hong Kong Scheme, be accepted by the Scheme Creditors in full and final settlement and discharge of all Claims which are or relate to Scheme Claims (save for any Claims which are excluded from the release under Clause 20).

5.	COMPROMISE AND ARRANGEMENT WITH THE SCHEME CREDITORS

5.1	On and from the Restructuring Effective Date:

(a)	save as set out in Clause 20, the Scheme Claims of the Scheme Creditors shall be released and discharged fully and absolutely under this Hong Kong Scheme in accordance with Clause 20, in each case so as to bind the Scheme Creditors (including, for the avoidance of doubt, any person who has or acquires after the Record Time any interest in or arising out of such Scheme Claims);

(b)	the instructions, authorisations and directions described in Clause 6 shall be given and/or take effect; and

(c)	the Company shall issue the New HY Notes, the CVRs and the Mandatorily Exchangeable Bonds to the Scheme Creditors in the principal amounts as allocated in accordance with Clause 14, through any applicable depositaries and intermediaries, in accordance with the terms of this Hong Kong Scheme.

6.	INSTRUCTIONS, AUTHORISATIONS AND DIRECTIONS

6.1	On and from the Restructuring Effective Date the Scheme Creditors hereby irrevocably:

(a)	direct the Existing Notes Trustee, the CB Trustee and the Common Security Trustee (collectively, the “Trustees”) to execute and do, and to instruct any other Transaction Party which any of the Trustees is entitled to instruct to execute and do, or otherwise procure to be executed and done, all such documents (including the Restructuring Documents), acts or things as may be necessary or desirable to be executed or done by any of the Trustees or such other Transaction Party for the purposes of giving effect to the terms of this Hong Kong Scheme;

(b)	instruct, authorise and direct (as applicable) each of the Trustees to, and to instruct any other Transaction Party which any of the Trustees is entitled to instruct to, irrevocably and unconditionally:

(i)	waive each and every Existing Default; and

(ii)	release each and every right and obligation of any Scheme Creditor and any Transaction Party to take any action in respect of any Existing Default;

(c)	request and to the extent they are entitled to do so instruct the Company and each other Transaction Party to perform each of its obligations arising under this Hong Kong Scheme and each Restructuring Document; and

(d)	acknowledge and agree that any action taken by the Company or any other Transaction Party pursuant to this Hong Kong Scheme or the Hong Kong Scheme Steps will not constitute a breach of the Existing Transaction Documents or the Restructuring Documents.

6.2	The directions, instructions and authorisations granted under this Clause 6 shall be treated, for all purposes whatsoever and without limitation, as having been granted by deed.

7.	GRANT OF AUTHORITY TO THE COMPANY TO EXECUTE CERTAIN DOCUMENTS

7.1	Each of the Scheme Creditors hereby irrevocably authorises the Company to enter into, execute and deliver as a deed (or otherwise) on behalf of that Scheme Creditor in its capacity as a Scheme Creditor (including any person to whom a Scheme Creditor has transferred its rights in respect of its Scheme Claim after the Record Time) (to the extent applicable):

(a)	the Deeds of Release;

(b)	the Restructuring Documents; and

(c)	any and all such other documents that the Company reasonably considers necessary to give effect to the terms of this Hong Kong Scheme,

in each case to be held in escrow until, or otherwise to become effective no earlier than, the Restructuring Effective Date in accordance with the Hong Kong Scheme Steps for the purposes of giving effect to the terms of this Hong Kong Scheme.

7.2	The authority granted under this Clause 7 shall be treated, for all purposes whatsoever and without limitation, as having been granted by deed.

7.3	Any document to be executed pursuant to the authority conferred by this Clause 7 shall be substantially in the form attached as a Schedule to this Hong Kong Scheme, subject to any modification approved or imposed by the High Court, in accordance with Clause 20.6 and/ or Clause 22.

8.	FURTHER ACTIONS

Each Scheme Creditor hereby authorises the Company on and from the Scheme Effective Date to take, or instruct the Existing Notes Trustee, the CB Trustee, the CB Security Trustee, the Common Security Trustee, the 2018 Notes Depositary, the Common Depositary, the HKMA, each Intermediary and/ or Account Holder to take, whatever action is necessary or appropriate to give effect to the terms of this Hong Kong Scheme, including the taking of such actions as may be necessary to implement the Hong Kong Scheme Steps.

9.	HONG KONG SCHEME STEPS

9.1	The Hong Kong Scheme Steps, set out below will, to the extent possible, take effect in the order set out below:

(a)	As soon as is reasonably practicable on or after the Scheme Effective Date the Company will:

(i)	execute the Restructuring Documents and the Deeds of Release, for itself and the Scheme Creditors (in each case, to be held in escrow until, or otherwise to become effective no earlier than, the Restructuring Effective Date);

(ii)	procure the Subsidiary Guarantors and the Subsidiary Guarantor Pledgors to execute the Restructuring Documents to which they are a party in accordance with their respective undertakings;

(iii)	procure the satisfaction of the other conditions to this Hong Kong Scheme as set out in Clause 18; and

(iv)	execute and deliver the following instructions:

(A)	the Existing Notes Trustee Instruction to the Existing Notes Trustee;

(B)	the CB Trustee Instruction to the CB Trustee;

(C)	the Common Depositary Instruction to the Common Depositary; and

(D)	the 2018 Notes Depositary Instruction to the 2018 Notes Depositary,

in each case, acting as agent and attorney for the Scheme Creditors.

(b)	On the Restructuring Effective Date, the Company shall, pursuant to the authorisations contained herein, procure that:

(i)	the Information Agent shall deliver the Clearing System Instruction to each of the Clearing Systems;

(ii)	upon receipt of the Existing Notes Trustee Instruction, the Existing Notes Trustee will execute the Restructuring Documents to which it is a party in accordance with its undertaking and in reliance on the Existing Notes Trustee Instruction;

(iii)	upon receipt of the CB Trustee Instruction, the CB Trustee will execute the Restructuring Documents to which it is a party in accordance with its undertaking and in reliance on the CB Trustee Instruction; and

(iv)	upon receipt of the Common Depositary Instruction and the 2018 Notes Depositary Instruction, each of the Common Depositary and the 2018 Notes Depositary shall be irrevocably authorised and instructed to, upon receipt of corresponding instructions to that effect from the relevant Clearing Systems, deliver the Global Notes to the Existing Notes Trustee and the CB Trustee (as applicable) for cancellation, and take such other action as may be required to effect the cancellation of the Existing HY Notes under the Existing Indentures and the Convertible Bonds under the CB Trust Deed.

(c)	On and from the Restructuring Effective Date, the Restructuring Documents shall take effect in accordance with their terms.

(d)	On the Restructuring Effective Date, the Company will issue the Scheme Consideration to the Scheme Creditors in accordance with their entitlement as allocated in accordance with Clause 15.

(e)	Upon receipt by each of the Common Depositary and the 2018 Notes Depositary of corresponding instructions from the relevant Clearing Systems as set out in Clause 9.1(b), each of the Common Depositary and the 2018 Notes Depositary will deliver the Global Notes to the Existing Notes Trustee and the CB Trustee (as applicable) for cancellation, and take such other action as may be required to effect the cancellation of the Existing HY Notes under the Existing Indentures and the Convertible Bonds under the CB Trust Deed.

9.2	The Restructuring Documents may be executed at any time after the Scheme Effective Date, but shall only take effect in accordance with their terms and the terms of this Hong Kong Scheme, including the satisfaction of the conditions set out in Clause 18, on the Restructuring Effective Date.

9.3	To the extent possible the Hong Kong Scheme Steps will occur in the sequential order set out in Clause 9.1.

9.4	If one or more of the Hong Kong Scheme Steps does not occur then all other Hong Kong Scheme Steps shall be deemed not to occur or have occurred, and any action taken under or pursuant to such Hong Kong Scheme Steps shall have no legal effect and the releases given or to be given under the Schemes or in any Deed of Release shall be deemed not given or not to have been given.

PART C

IDENTIFICATION OF SCHEME CLAIMS

10.	NOTIFICATION TO SCHEME CREDITORS

10.1	Not more than 10 Business Days after the Scheme Effective Date, the Company shall give notice that the Hong Kong Scheme has become effective in the following ways:

(a)	by notice on the Scheme Website; and

(b)	by notice through the Clearing Systems, the SEHK and the SGX-ST.

10.2	Not more than 10 Business Days after the Restructuring Effective Date, the Company shall give notice that the Restructuring Effective Date has occurred in the following ways:

(a)	by notice on the Scheme Website; and

(b)	by notice through the Clearing Systems, the SEHK and the SGX-ST.

11.	ASSIGNMENTS OR TRANSFERS

The Company shall be under no obligation to recognise any assignment or transfer of Scheme Claims after the Record Time for the purposes of determining entitlements under this Hong Kong Scheme, provided that where the Company has received from the relevant parties notice in writing of such assignment or transfer, the Company may, in its discretion (acting reasonably) and subject to the production of such other evidence as it may require and to any other terms and conditions which it may render necessary or desirable, agree to recognise such assignment or transfer for the purposes of determining entitlements under this Hong Kong Scheme. It shall be a term of such recognition that the assignee or transferee of a Scheme Claim so recognised by the Company shall be bound by the terms of this Hong Kong Scheme and for the purposes of this Hong Kong Scheme shall be a Scheme Creditor.

12.	DETERMINATION OF SCHEME CLAIMS

12.1	For the purpose of determining a Scheme Creditor’s entitlement to Scheme Consideration, all Scheme Claims, including contingent and prospective Scheme Claims, shall be determined as at the Exchange Date.

12.2	For the purposes of Part D (Scheme Distributions), the Scheme Supervisor shall, as soon as possible after the Scheme Effective Date, review each Account Holder Letter submitted to the Information Agent in accordance with the Instruction Packet in order to determine each Scheme Creditor’s entitlement to Scheme Consideration, and shall deliver to the Company written notice of its determination of such Scheme Creditor’s entitlements within 7 days of such determination.

13.	DISPUTED CLAIMS

13.1	If the Scheme Supervisor considers that a Scheme Claim of any Scheme Creditor identified in an Account Holder Letter is incorrect then the Scheme Supervisor shall give written notice to that Scheme Creditor of the amount of the Scheme Claim the Scheme Supervisor considers to be correct.

13.2	If such Scheme Creditor disagrees with such determination, such Scheme Creditor may, within 5 Business Days of the date of the Scheme Supervisor’s notice, apply to the Adjudicator for a review of the Scheme Supervisor’s determination failing which the Scheme Supervisor’s determination shall be final. The Scheme Creditor shall pay to the Adjudicator on account of the Adjudicator’s costs the sum of HKD50,000 (or such other amount as the Adjudicator reasonably requires), failing which the Scheme Creditor’s application for review will be invalid, and the Scheme Supervisor’s determination shall be final. Once the Adjudicator (acting reasonably) is satisfied that all costs in relation to the Scheme Creditor’s application have been paid, the Adjudicator shall return all residual funds (if any) paid to it by the Scheme Creditor to the Scheme Creditor.

13.3	If the Adjudicator determines that the decision of the Scheme Supervisor should be reversed or varied, and the amount of the Scheme Creditor’s Scheme Claim as determined by the Adjudicator is greater than 110% of the amount determined by the Scheme Supervisor, then the Company shall pay all of the Adjudicator’s costs arising from such adjudication. If the amount of the Scheme Creditor’s Scheme Claim as determined by the Adjudicator is equal to or less than 110% of the amount determined by the Scheme Supervisor, then the Scheme Creditor shall pay all of the Adjudicator’s costs arising from such adjudication. If the Company is required to pay the Adjudicator’s costs in accordance with this Clause, the Company shall reimburse the Scheme Creditor in respect of any costs paid to the Adjudicator by the Scheme Creditor in relation to such adjudication.

13.4	The Adjudicator, acting as an expert and not as an arbitrator, shall adopt such procedures as the Adjudicator may think fit, to enable the Adjudicator to decide whether the decision of the Scheme Supervisor should be upheld, reversed or varied. The Adjudicator will use reasonable endeavours to deliver notice of the Adjudicator’s decision to the relevant Scheme Creditor and the Scheme Supervisor as soon as practicable after the Scheme Creditor’s application for review. The Adjudicator’s decision shall be final.

PART D

SCHEME DISTRIBUTIONS

14.	SCHEME CONSIDERATION

14.1	By their Account Holder Letters submitted to the Information Agent, Scheme Creditors are invited to elect one or more of the following options for treatment of their Scheme Claims:

(a)	Option 1 – New HY Notes and CVRs

Exchange some or all of their Scheme Claims for:

(i)	New HY Notes at an exchange ratio of 1.00000x (e.g., $1,000 of Scheme Claims equal to $1,000.00 in New HY Notes) with new principal amounts, new maturity dates and new interest coupon schedules, as provided for in the terms of the New HY Notes and the New Indentures; and

(ii)	CVRs, with an aggregate amount of 7% of the aggregate principal amount of the New HY Notes to which such Scheme Creditor would be entitled pursuant to Clause 14.1(a)(i) above, each with an aggregate notional amount of $70 per CVR, separately tradable as a single instrument on terms as provided for in the CVR Agreement.

Scheme Creditors who fail to submit a valid election by the applicable deadline in relation to any of their Scheme Claims will be deemed to have elected Option 1 for all such Scheme Claims represented by Existing HY Notes and Existing Offshore Loans.

(b)	Option 2 – New HY Notes Only

Exchange some or all of their Scheme Claims for New HY Notes at an exchange ratio of 1.02598x (e.g., $1,000 of Scheme Claims equal to $1,025.98 in New HY Notes) with new principal amounts, new maturity dates and new interest coupon schedules, as provided for in the terms of the New HY Notes and the New Indentures.

(c)	Option 3 – Mandatorily Exchangeable Bonds

Exchange some or all of their Scheme Claims for Mandatorily Exchangeable Bonds at an exchange ratio of 1.00000x (e.g., $1,000.00 of Scheme Claims equal to $1,000.00 in Mandatorily Exchangeable Bonds) subject to the Cut-Back Mechanism described below.

Scheme Creditors who fail to submit a valid election by the applicable deadline in relation to any of their Scheme Claims will be deemed to have elected Option 3 for all such Scheme Claims represented by Convertible Bonds, subject to the Cut-Back Mechanism described below.

(d)	Cut-Back Mechanism

On the Exchange Date, if the MEB Election Amount is greater than the Maximum MEB Amount, then:

(i)	any Scheme Claim that is to be exchanged for Mandatorily Exchangeable Bonds pursuant to an election for Option 3 shall be exchanged for Mandatorily Exchangeable Bonds with a principal amount equal to the product of the amount of such Scheme Claims, multiplied by the quotient of the Maximum MEB Amount divided by the MEB Election Amount; and

(ii)	the portion of Scheme Claims electing Option 3 that were not exchanged for Mandatorily Exchangeable Bonds pursuant to the preceding sub-paragraph (i) (“Residual Claims”) shall be exchanged for:

(A)	New HY Notes and CVRs (as Option 1 Claims); or

(B)	New HY Notes only (as Option 2 Claims).

The allocation of Residual Claims shall be made in accordance with the election made by the Scheme Creditor in its Account Holder Letter in respect of cut-back treatment. In the event that the MEB Election Amount is greater than the Maximum MEB Amount, Scheme Creditors may elect whether their Residual Claims are to be treated as Option 1 Claims or Option 2 Claims, and Scheme Creditors who fail to submit a valid election by the applicable deadline as to whether their Residual Claims are to be treated as Option 1 Claims or Option 2 Claims shall be deemed to have elected for such Residual Claims to be treated as Option 1 Claims.

14.2	On the Exchange Date, the Company shall issue:

(a)	the New HY Notes in accordance with the terms of this Hong Kong Scheme and the New Indentures, and the CVRs in accordance with the terms of this Hong Kong Scheme and the CVR Agreement, in global registered form through the relevant Clearing Systems, and the New HY Notes and CVRs will be allocated to the relevant accounts in the Clearing Systems of those Scheme Creditors allocated New HY Notes and/or CVRs pursuant to the terms of this Hong Kong Scheme;

(b)	the Mandatorily Exchangeable Bonds in accordance with the terms of this Hong Kong Scheme and the New Trust Deed, in global registered form through the relevant Clearing Systems, and the Mandatorily Exchangeable Bonds will be allocated to the relevant accounts in the Clearing Systems of those Scheme Creditors allocated Mandatorily Exchangeable Bonds pursuant to the terms of this Hong Kong Scheme;

in each case in accordance with Clause 15 below.

14.3	The performance by the Company of its obligations to issue the Scheme Consideration under this Hong Kong Scheme shall operate to discharge any corresponding obligation of the Company under the Cayman Scheme to issue the Scheme Consideration.

15.	ENTITLEMENT OF SCHEME CREDITORS TO SCHEME CONSIDERATION

15.1	Subject to Clauses, 15.2, 15.3, 15.4 and 16.1 below, each Scheme Creditor shall be entitled to receive Scheme Consideration as follows:

(a)	Any Scheme Creditor who, pursuant to the terms of this Hong Kong Scheme, is entitled to exchange all or any of its Scheme Claims as Option 1 Claims, shall be entitled to receive:

(i)	New HY Notes in a principal amount equal to the Exchange Date Principal Amount representing the Existing HY Notes and/or Convertible Bonds and/or Existing Offshore Loans held by such Scheme Creditor on the Exchange Date as represented by Option 1 Claims, with such New HY Notes to be issued in a principal amount proportionate to the aggregate principal amount of each series of New HY Notes to be issued on the Exchange Date; and

(ii)	CVRs with a notional value equal to 7% of the aggregate principal amount of the New HY Notes to which that Scheme Creditor is entitled pursuant to Clause 15.1 (a)(i) above.

(b)	Any Scheme Creditor who, pursuant to the terms of this Hong Kong Scheme, is entitled to exchange all or any of its Scheme Claims as Option 2 Claims, shall be entitled to receive New HY Notes in a principal amount equal to the Exchange Date Principal Amount representing the Existing HY Notes and/or Convertible Bonds and/or Existing Offshore Loans held by such Scheme Creditor on the Exchange Date as represented by Option 2 Claims multiplied by 1.02598, with such HY Notes to be issued in a principal amount, proportionate to the aggregate principal amount of each series of New HY Notes to be issued on the Exchange Date.

(c)	Any Scheme Creditor who, pursuant to the terms of this Hong Kong Scheme, including any operation of the Cut-Back Mechanism, is entitled to exchange all or any of its Scheme Claims as Option 3 Claims shall be entitled to receive Mandatorily Exchangeable Bonds with a principal amount no greater than the Exchange Date Principal Amount representing the Existing HY Notes and/or Convertible Bonds and/or Existing Offshore Loans held by such Scheme Creditor on the Exchange Date as represented by Option 3 Claims.

15.2	New HY Notes and Mandatorily Exchangeable Bonds shall be issuable only in denominations of US$1.00 and Scheme Creditors’ entitlement to New HY Notes or Mandatorily Exchangeable Bonds (as the case may be) will be rounded down to the nearest US$1.00.

15.3	CVRs shall be issuable only in denominations of US$70.00 and Scheme Creditors’ entitlement to CVRs will be rounded down to the nearest US$70.00.

15.4	All entitlements which would have arisen, but for Clauses 15.2 and 15.3, shall be disregarded.

16.	TRUST IN RELATION TO THE SCHEME CONSIDERATION

16.1	The Company will not issue any Scheme Consideration to a Scheme Creditor if that Scheme Creditor:

(a)	is a Disqualified Person or a Prohibited Transferee; or

(b)	has not provided to the Information Agent a validly completed Account Holder Letter including a validly completed Distribution Confirmation Deed from or on behalf of the Scheme Creditor by the relevant deadline.

16.2	If Clause 16.1 applies, a Scheme Creditor’s entitlement to the Scheme Consideration will be issued to the Holding Period Trustee, who will hold the Scheme Consideration on trust (the “Scheme Consideration Trust”) for the relevant Scheme Creditor (the “Trust Securities”) for the Holding Period.

16.3	If a Scheme Creditor whose entitlement to the Scheme Consideration has been issued to the Holding Period Trustee under Clause 16.2, and that Scheme Creditor:

(a)	being a Disqualified Person or a Prohibited Transferee fails to provide the Information Agent and the Company with the required details of a Designated Recipient who is not a Disqualified Person or a Prohibited Transferee; or

(b)	fails to provide the Information Agent or the Company (as applicable) with a validly completed Account Holder Letter including the Distribution Confirmation Deed;

within the Holding Period, together with a request in writing to transfer the relevant Trust Securities to it (or its Designated Recipient) within the Holding Period then, upon the expiration of the Holding Period, the Holding Period Trustee is hereby authorised to sell such Scheme Consideration to a third party on arm’s length terms.

16.4	If during the Holding Period any Scheme Creditor being a beneficiary of the Scheme Consideration Trust requests in writing that the Holding Period Trustee sell the Trust Securities to which it is beneficially entitled, the Holding Period Trustee will use its reasonable endeavours to sell the Trust Securities and account to that Scheme Creditor for the net proceeds of sale (after the deduction of the reasonable costs and expenses of the Holding Period Trustee in respect of such sale), provided that a validly completed Account Holder Letter along with a validly completed Trust Distribution Deed has been submitted to the Information Agent or to the Company by or on behalf of that Scheme Creditor.

16.5	If it is not possible to pay net cash proceeds of a sale of Scheme Consideration (after the deduction of the reasonable costs and expenses of the Holding Period Trustee in respect of such sale) pursuant to Clause 16.3 or 16.4 to the relevant Scheme Creditor by the Distribution Longstop Date, then the Holding Period Trustee shall apply the net cash proceeds of sale in such manner as the Holding Period Trustee shall determine in its absolute discretion (including paying the monies into Court or gifting the same to such children’s charity as the Holding Period Trustee thinks fit). The Holding Period Trustee shall have the power to appoint an additional or replacement trustee over the Trust Securities at any time, subject to any additional or replacement trustee agreeing to be bound by the terms of the Schemes.

16.6	For the avoidance of doubt, nothing in this Clause 16 shall allow any Scheme Consideration to be sold in circumstances where a Scheme Creditor would be prohibited from selling such Scheme Consideration were it the legal owner thereof.

16.7	The performance by the Company of its obligations to settle on trust any Scheme Consideration under this Hong Kong Scheme shall operate to discharge any corresponding obligation of the Company under the Cayman Scheme to settle any such sum on trust.

17.	TIMING OF THE DISTRIBUTION OF THE NEW HY NOTES, CVRS AND MANDATORILY EXCHANGEABLE BONDS

The Scheme Consideration will be distributed in accordance with the terms of this Hong Kong Scheme on the Restructuring Effective Date.

PART E

CONDITIONS TO THE SCHEME

18.	CONDITIONS TO THE HONG KONG SCHEME

18.1	The “Restructuring Effective Date” shall be the date on which each of the following conditions are satisfied:

(a)	the sanction with or without modification of the Cayman Scheme by the Grand Court;

(b)	a sealed copy of the Grand Court Order having been delivered to the Cayman Islands Registrar of Companies for registration;

(c)	the Scheme Effective Date has occurred;

(d)	the Chapter 15 Recognition Order is granted, which condition may be waived only by the Company with the prior written consent of the Existing Notes Trustee and if there are any Initial Consenting Creditors, the Initial Consenting Creditors Majority (such consent not to be unreasonably withheld);

(e)	each of the Transaction Parties having executed the Restructuring Documents to which they are expressed to be a party;

(f)	each condition precedent in the Restructuring Documents having been satisfied or waived; and

(g)	the delivery of the Officer’s Certificate to the New HY Notes Trustee.

18.2	If the Restructuring Effective Date has not occurred by the Scheme Longstop Date, this Hong Kong Scheme shall lapse and no provision of this Hong Kong Scheme shall have any force or effect.

PART F

GENERAL SCHEME PROVISIONS

19.	MODIFICATION OF THE RIGHTS ATTACHING TO THE SCHEME CONSIDERATION

Upon and after the Scheme Effective Date, nothing in this Hong Kong Scheme shall prevent the modification of any of the New Indentures, the CVR Agreement or the New Trust Deed in accordance with their respective terms.

20.	RELEASES

20.1	Subject to Clause 20.3, on and from the Restructuring Effective Date, each Scheme Creditor Releasing Party to the fullest extent permitted by law, shall and shall be deemed to completely and forever release, waive, void, acquit, forgive, extinguish and discharge unconditionally each of:

(a)	the Company, its Personnel and Affiliates;

(b)	the Subsidiary Guarantors, their Personnel and Affiliates;

(c)	the Released Advisers, their Personnel and Affiliates;

(d)	the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, in such capacities, and their Personnel and Affiliates;

and each of their respective firms’ and companies’ current and former direct and indirect affiliates, equity holders, members, managing members, officers, directors, employees, advisers, principals, attorneys, professional advisers, accountants, investment bankers, consultants, agents, and representatives (including their respective affiliates), and in their capacities as such (each a “Scheme Creditor Released Party” and collectively, the “Scheme Creditor Released Parties”) from any and all Claims and/or Liabilities which are or relate to Scheme Claims (including Claims and/or Liabilities arising in respect of the Existing HY Notes Guarantees and/or the Existing CB Guarantees and/or the Existing Offshore Loans Guarantees against the Subsidiary Guarantors).

20.2	The releases under Clause 20.1 exclude the following Claims and Liabilities:

(a)	any and all claims or causes of action arising from or relating to fraud, breach of fiduciary duty, dishonesty, wilful default or wilful misconduct;

(b)	the liability of any Released Adviser and its Personnel arising under a duty of care to its client;

(c)	any Claims against or Liabilities of any Released Adviser, its Personnel and Affiliates that are entirely unrelated to the RSA, the Support Undertaking, the Restructuring Transactions, the Schemes, the negotiation or preparation thereof, or to any related matter;

(d)	any and all:

(i)	Claims against and Liabilities of any Scheme Creditor Released Party which are not or do not relate to Scheme Claims; and

(ii)	Claims of and Liabilities owed to each of the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Noteholders, the CB Holders, the Existing Offshore Loans Creditors, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, and their Personnel and Affiliates, which are not or do not relate to Scheme Claims (for the avoidance of doubt, the rights of the Citi Trust Entities to payment and/or reimbursement of: (i) any fees and/or expenses; (ii) any amounts under any indemnity; and (iii) any rights or protections in relation to consequential losses, in each case due to them under the terms of the Existing Indentures, the CB Trust Deed, and/or the Existing Security Documents in respect of the period ending on the Exchange Date shall survive and remain in full force and effect); and

(e)	any and all:

(iii)	obligations of any Scheme Creditor Released Party created as a result of the Schemes; and

(iv)	rights of any Scheme Creditor Releasing Party created as a result of the Schemes.

20.3	Subject to Clause 20.4, on and from the Restructuring Effective Date, each of the Kaisa Releasing Parties, to the fullest extent permitted by law, shall and shall be deemed to completely and forever release, waive, void, acquit, forgive, extinguish and discharge unconditionally each of:

(a)	the Scheme Creditors, their Personnel and Affiliates;

(b)	the Subsidiary Guarantors and their Personnel and Affiliates;

(c)	the Company and its Personnel and Affiliates;

(d)	the Released Advisers, their Personnel and Affiliates;

(e)	the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, in such capacities, and their Personnel and Affiliates;

and each of their respective firms’ and companies’ current and former direct and indirect affiliates, equity holders, members, managing members, officers, directors, employees, advisers, principals, attorneys, professional advisers, accountants, investment bankers, consultants, agents, and representatives (including their respective affiliates), and in their capacities as such (each a “Kaisa Released Party” and, collectively, the “Kaisa Released Parties”) from any and all Claims and/or Liabilities which are or relate to Scheme Claims.

20.4	The releases under Clause 20.3 exclude the following Claims and Liabilities:

(a)	any and all claims or causes of action arising from or relating to fraud, breach of fiduciary duty, dishonesty, wilful default or wilful misconduct;

(b)	the liability of any Released Adviser and its Personnel arising under a duty of care to its client;

(c)	any and all Claims against or Liabilities of any Scheme Creditors, the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Noteholders, the CB Holders, the Existing Offshore Loans Creditors, the Registrar, the Common Depositary, the 2018 Notes Depositary and the HKMA, and their Personnel and Affiliates, which do not relate to or arise in respect of the Existing HY Notes, the Existing Indentures, the Convertible Bonds, the CB Trust Deed, and/or the Existing Offshore Loans; and

(d)	any and all:

(i)	obligations of any Kaisa Released Party created as a result of the Schemes; and

(ii)	rights of any Kaisa Releasing Party created as a result of the Schemes.

20.5	On or after the Scheme Effective Date, the Company, on behalf of the Scheme Creditors, in accordance with the authority granted under Clause 7, will execute and deliver the Deeds of Release to be held in escrow until the Restructuring Effective Date.

20.6	Any Deed of Release to be executed pursuant to the authority conferred by Clause 7 shall be substantially in the relevant form attached at Schedule 11 subject to any modifications required or approved by the High Court, and shall take effect in relation to such Claims and Liabilities as the High Court considers appropriate provided only that the effect of any such modification is not such as would cause the release of a claim or the imposition of any obligation that is not referred to in the form of the Deeds of Release.

21.	STAY OF PROCEEDINGS

21.1	No Scheme Creditors shall commence or continue, or instruct, direct or authorise any other person to commence or continue, any Prohibited Proceedings in respect of, arising from or relating to a Scheme Claim after the Scheme Effective Date. For the avoidance of doubt, this Clause shall not prohibit a Scheme Creditor from commencing or continuing, or instructing, directing or authorising any other person to commence or continue, any Proceeding against the Company or its property in any jurisdiction whatsoever: (a) relating to and subject to the terms of the Restructuring Documents, which shall come into effect in accordance with Clause 9.1(c); or (b) relating to a Scheme Claim, if the Restructuring Effective Date does not occur by the Scheme Longstop Date.

21.2	Subject to any existing contractual restrictions, a Scheme Creditor may commence an Allowed Proceeding against the Company after the Scheme Effective Date provided that it has first given the Company fifteen (15) Business Days’ prior notice in writing of its intention to do so.

22.	MODIFICATIONS

Nothing in this Scheme shall prevent the modification of any of the Restructuring Documents in accordance with their respective terms.

23.	OBLIGATIONS ON DATES OTHER THAN A BUSINESS DAY

If any sum is due or obligation is to be performed under the terms of this Hong Kong Scheme on a day other than a Business Day, the relevant payment shall be made, or obligation performed, on the next Business Day.

24.	NO ADMISSION OF LIABILITY

Save as expressly set out in this Hong Kong Scheme, nothing in the Hong Kong Scheme or the Explanatory Statement, or the circulation thereof to any person, evidences or constitutes any admission by the Company or the Scheme Supervisor that the person is a Scheme Creditor or that a liability is owed to any person in respect of any Claim or right.

25.	THE SCHEME SUPERVISOR

25.1	Any Scheme Supervisor must be a fit and proper person and be able to adequately discharge the function of a Scheme Supervisor under this Hong Kong Scheme. Where more than one person has been appointed as a Scheme Supervisor, they may exercise and perform the powers, rights, duties and functions of the Scheme Supervisor under this Hong Kong Scheme jointly or severally.

25.2	The Company acknowledges and agrees that the Scheme Supervisor is permitted to exercise all the powers given to the Scheme Supervisor and rely upon all the provisions relevant to the Scheme Supervisor under this Hong Kong Scheme.

25.3	The Scheme Supervisor shall initially be Lucid. They have given and not withdrawn their consent to the Company to act as Scheme Supervisor from the Scheme Effective Date and have agreed with the Company to be bound by the terms of this Hong Kong Scheme to the extent such terms apply to the Scheme Supervisor. The Company shall have the power to appoint any successors.

25.4	In exercising its powers and carrying out its duties under this Hong Kong Scheme, the Scheme Supervisor shall act as agent of the Company.

25.5	A Scheme Supervisor shall vacate office if the Scheme Supervisor:

(a)	becomes bankrupt or goes into liquidation;

(b)	is disqualified from acting as a director under the legislation in force in any country where the Scheme Supervisor resides or is situated;

(c)	in the case of an individual, is admitted to hospital because of mental disorder or is the subject of an order concerning his or her mental disorder made by a Court having jurisdiction in Hong Kong or elsewhere in such matters, such that he or she is, in the reasonable opinion of the remaining Scheme Supervisor (provided there is one and, if not, in the reasonable opinion of the Company), unable to carry out his or her duties as Scheme Supervisor;

(d)	is convicted of an indictable offence or convicted of any offence by a court having jurisdiction in any other country where that offence, if committed in Hong Kong, would have been an indictable offence under Hong Kong law; or

(e)	resigns from office by giving 60 days’ notice in writing to the Company or such shorter period of notice as may be agreed by the Company or resigns from office with immediate effect by giving notice in writing to the Company if the Scheme Supervisor considers that it should for professional regulatory reasons.

25.6	The Scheme Supervisor shall discharge the duties and responsibilities imposed upon the Scheme Supervisor by this Hong Kong Scheme.

25.7	The Scheme Supervisor shall have all of the powers necessary or desirable to enable the Scheme Supervisor to discharge its duties and responsibilities under this Hong Kong Scheme including, but not limited to, engaging the Information Agent or other service providers to assist the Scheme Supervisor, including for the period during which assets are held in the Scheme Consideration Trust, on such terms as the Scheme Supervisor may in its discretion considers appropriate. The Scheme Supervisor cannot and shall not exercise any power that would result in it assuming control of any of the Company’s affairs so as to supplant the Company’s directors.

25.8	The Scheme Supervisor is authorised, and shall have the power, to manage the Scheme Supervisor’s accounts and make any payments and distributions which are necessary or incidental to the Scheme Supervisor’s performance of its functions under this Hong Kong Scheme.

25.9	If there is no Scheme Supervisor in office, the Company shall forthwith fill the vacancy, provided that the Company shall not be required to fill such vacancy if the Scheme Supervisor has resigned pursuant to Clause 25.5(e) on the grounds that there is no further work to be done by the Scheme Supervisor.

25.10	Except to the extent required by law, no Scheme Creditor shall be entitled to challenge the validity of any act done or omitted to be done in good faith by the Scheme Supervisor in accordance with and to implement the provisions of the Hong Kong Scheme or the exercise by the Scheme Supervisor in good faith of any power conferred upon the Scheme Supervisor for the purposes of the Hong Kong Scheme if exercised in accordance with and to implement the provisions of the Hong Kong Scheme.

25.11	The Scheme Supervisor shall not be liable for any loss resulting from any act the Scheme Supervisor does or omits to do, unless any such loss is attributable to its own wilful default, breach of trust, fraud or dishonesty.

25.12	The Scheme Supervisor shall be entitled to an indemnity out of the property of the Company against:

(a)	all Claims, Liabilities and Proceedings (including all legal and other costs and expenses which they incur in relation thereto) brought or made against the Scheme Supervisor by the Company or by any other person in respect of any act done or omitted to be done in relation to the Scheme by the Scheme Supervisor, save to the extent that the Scheme Supervisor is found by a court of competent jurisdiction to have acted or omitted to act in a manner which was in wilful default, in breach of trust, fraudulent or dishonest in the course of performing the Scheme Supervisor’s duties and functions under this Hong Kong Scheme; and

(b)	all costs, charges, expenses and liabilities properly incurred by the Scheme Supervisor in the course of performing the Scheme Supervisor’s duties and functions under this Hong Kong Scheme.

25.13	The Company will pay the costs incurred by the Scheme Supervisor in defending proceedings of the nature described in Clause 25.12(a), provided that the Scheme Supervisor gives the Company an undertaking to reimburse it (with interest) at a reasonable commercial rate at the conclusion of those Proceedings, where such Scheme Supervisor is not entitled to an indemnity under Clause 25.12.

26.	THE ADJUDICATOR

26.1	Any Adjudicator must be a fit and proper person and be able to adequately discharge the function of Adjudicator under this Hong Kong Scheme. Where more than one person has been appointed as Adjudicator, they may exercise and perform the powers, rights, duties and functions of the Adjudicator under this Hong Kong Scheme jointly or severally.

26.2	The Company and the Scheme Creditors acknowledge and agree that the Adjudicator is permitted to exercise all the powers given to the Adjudicator and rely upon all the provisions relevant to the Adjudicator under this Hong Kong Scheme.

26.3	The Adjudicator shall initially be Madison Pacific. Madison Pacific has given and not withdrawn its consent to the Company to act as Adjudicator from the Scheme Effective Date. The Company shall have the power to appoint any successors.

26.4	In exercising its powers and carrying out its duties under this Hong Kong Scheme, the Adjudicator shall act as an expert and not as an arbitrator and shall adopt such procedures as the Adjudicator shall think fit to enable it to fulfil its duties under this Hong Kong Scheme.

26.5	An Adjudicator shall vacate office if the Adjudicator:

(a)	becomes bankrupt or goes into liquidation;

(b)	is disqualified from acting as a director under the legislation in force in any country where the Adjudicator resides or is situated;

(c)	in the case of an individual, is admitted to hospital because of mental disorder or is the subject of an order concerning his or her mental disorder made by a Court having jurisdiction in Hong Kong or elsewhere in such matters, such that he or she is, in the reasonable opinion of the remaining Scheme Supervisor (provided there is one and, if not, in the reasonable opinion of the Company), unable to carry out his or her duties as Scheme Supervisor;

(d)	is convicted of an indictable offence or convicted of any offence by a court having jurisdiction in any other country where that offence, if committed in Hong Kong, would have been an indictable offence under Hong Kong law; or

(e)	resigns from office by giving 60 days’ notice in writing to the Company or such shorter period of notice as may be agreed by the Company or resigns from office with immediate effect by giving notice in writing to the Company if the Adjudicator considers that it should for professional regulatory reasons.

26.6	The Adjudicator shall have all of the powers necessary or desirable to enable the Adjudicator to discharge its duties and responsibilities under this Hong Kong Scheme including, but not limited to, engaging other service providers to assist the Adjudicator in carrying out its duties under this Hong Kong Scheme.

26.7	If there is no Adjudicator in office, the Company shall forthwith fill the vacancy, provided that the Company shall not be required to fill such vacancy if the Scheme Supervisor determines that it is not necessary to deliver a written notice pursuant to Clause 13.1 in respect of any Scheme Creditor’s claim or more than five Business Days have elapsed after the Scheme Supervisor has delivered all such written notices and no dispute has been raised by any Scheme Creditor to which such a notice had been delivered.

26.8	Except to the extent required by law, no Scheme Creditor shall be entitled to challenge the validity of any act done or omitted to be done in good faith by the Adjudicator in accordance with the exercise in good faith of any power conferred upon him for the purposes of the Hong Kong Scheme.

26.9	An Adjudicator shall not be liable for any loss resulting from any act it does or omits to do, unless any such loss is attributable to its own wilful default, breach of trust, fraud or dishonesty.

26.10	The Adjudicator shall be entitled to an indemnity out of the property of the Company against:

(a)	all Claims, Liabilities and Proceedings (including all legal and other costs and expenses which they incur in relation thereto) brought or made against the Adjudicator by the Company or by any other person in respect of any act done or omitted to be done in relation to the Scheme by the Adjudicator, save to the extent that the Adjudicator is found by a court of competent jurisdiction to have acted or omitted to act in a manner which was in wilful default, in breach of trust, fraudulent or dishonest in the course of performing the Adjudicator’s duties and functions under this Hong Kong Scheme; and

(b)	all costs, charges, expenses and liabilities properly incurred by the Adjudicator in the course of performing the Adjudicator’s duties and functions under this Hong Kong Scheme.

27.	NOTICES

27.1	Any notice or other written communication to be given under or in relation to this Hong Kong Scheme shall be given in writing and shall be deemed to have been duly given if it is delivered by hand, pre-paid post, airmail, fax or electronically to:

(a)	in the case of the Company, marked for the attention of Mr. LL. Tam:

(i)	by hand, pre-paid post or airmail to Suite 2001, 20/F, Two International Finance Centre, No. 8 Finance Street, Central, Hong Kong;

(ii)	by fax to (852) 3900-0990; or

(iii)	electronically to lltam@kaisagroup.com ;

(b)	in the case of a Scheme Creditor, its last known address by corporate action notice through the Clearing Systems; and

(c)	in the case of any other person, any address set forth for that person in any agreement entered into in connection with this Hong Kong Scheme or the last address known to the Company or by fax to its last known fax number according to the Company.

27.2	Any notice or other written communication to be given under this Hong Kong Scheme shall be deemed to have been delivered and served:

(a)	if delivered by hand or courier, on the first Business Day following delivery;

(b)	if sent by post, on the second Business Day after posting if the recipient is in the country of despatch, otherwise on the fifth Business Day after posting;

(c)	if by fax or email, on the Business Day sent or on the following Business Day if not sent on a Business Day; and

(d)	if by advertisement, on the date of publication.

27.3	In proving service, it shall be sufficient proof, in the case of a notice sent by post, that the envelope was properly stamped, addressed and placed in the post.

27.4	The accidental omission to send any notice, written communication or other document in accordance with this Clause 27 or the non-receipt of any such notice by any Scheme Creditor, shall not affect the provisions of this Hong Kong Scheme.

27.5	The Company shall not be responsible for any loss or delay in the transmission of any notices, other documents or payments posted by or to any Scheme Creditors which shall be posted at the risk of such Scheme Creditors.

28.	GOVERNING LAW AND JURISDICTION

28.1	The operative terms of this Hong Kong Scheme and any non-contractual obligations arising out of or in connection with this Scheme shall be governed and construed in accordance with the laws of Hong Kong. The Scheme Creditors hereby agree that the High Court shall have exclusive jurisdiction to hear and determine any suit, action or Proceeding and to settle any dispute which arises out of or in connection with the terms of this Hong Kong Scheme or their implementation or out of any action taken or omitted to be taken under this Hong Kong Scheme or in connection with the administration of this Hong Kong Scheme and for such purposes the Scheme Creditors irrevocably submit to the jurisdiction of the courts of Hong Kong, provided, however, that nothing in this clause shall affect the validity of other provisions determining governing law and jurisdiction as between the Company and any of the Scheme Creditors, whether contained in contract or otherwise.

28.2	The terms of this Hong Kong Scheme and the obligations imposed on the Company hereunder shall take effect subject to any prohibition or condition imposed by applicable law.

29.	FOREIGN REPRESENTATIVE

The Authorised Representative shall be authorised to act as representative for the Company on any application for recognition and assistance in relation to either or both of this Hong Kong Scheme or the Cayman Scheme in any jurisdiction and under whatever law, including the laws of the British Virgin Islands, Chapter 15 of the US Bankruptcy Code, and any law derived from or similar to the UNCITRAL Model Law on Cross-Border Insolvency Proceedings.

30.	RELIANCE FOR 3(A)(10) EXEMPTION

In sanctioning this Hong Kong Scheme, the High Court has been appraised of the fact that the Company will rely on its ruling with respect to this Hong Kong Scheme for the Section 3(a)(10) exemption under the U.S. Securities Act of 1933, as amended, for the issuance of the New HY Notes in exchange for the Scheme Claims, subject to the sanction of the Hong Kong Scheme by the High Court.

SCHEDULE 1

SUBSIDIARY GUARANTORS

1.	Chang Ye Investment Company Limited

2.	Da Hua Investment Company Limited

3.	Dong Chang Investment Company Limited

4.	Dong Sheng Investment Company Limited

5.	Guang Feng Investment Company Limited

6.	Heng Chang Investment Company Limited

7.	Jie Feng Investment Company Limited

8.	Jin Chang Investment Company Limited

9.	Rong Hui Investment Company Limited

10.	Rui Jing Investment Company Limited

11.	Tai He Xiang Investment Company Limited

12.	Xie Mao Investment Company Limited

13.	Ye Chang Investment Company Limited

14.	Zheng Zhong Tian Investment Company Limited

15.	Tai He Sheng Investment Company Limited

16.	Tai An Da Investment Company Limited

17.	Tai Chang Jian Investment Company Limited

18.	Tai Chong Fa Investment Company Limited

19.	Tai Chong Li Investment Company Limited

20.	Bakai Investments Limited

21.	Yifa Trading Limited

22.	Advance Guard Investments Limited

23.	Victor Select Limited

24.	Central Broad Limited

25.	Guo Cheng Investments Limited

26.	Ri Xiang Investments Limited

27.	Yin Jia Investments Limited

28.	Kaisa Investment Consulting Limited

29.	Cornwell Holdings (Hong Kong) Limited

30.	Goldenform Company Limited

31.	Hong Kong Jililong Industry Co., Limited

32.	Kaisa Holdings Limited

33.	Leisure Land Hotel Management (China) Limited

Sch.1-1

34.	Regal Silver Manufacturing Limited

35.	Success Take International Limited

36.	Woodland Height Holdings Limited

37.	Yi Qing Investment Company Limited

38.	Yong Rui Xiang Investment Company Limited

39.	Zhan Zheng Consulting Company Limited

40.	Kaisa Investment (China) Limited

41.	Wan Rui Fa Investment Company Limited

42.	Wan Rui Chang Investment Company Limited

43.	Wan Tai Chang Investment Company Limited

44.	Wan Jin Chang Investment Company Limited

45.	Multi-Shiner Limited

46.	Hong Kong Kaisa Industry Co., Limited

47.	Bakai Investments (Hong Kong) Limited

48.	Topway Asia Group Limited

49.	Kaisa Finance Holdings Limited

50.	Hong Kong Kaisa Trading Limited

51.	Hong Kong Wanyuchang Trading Limited

52.	Hong Kong Zhaoruijing Trading Limited

53.	Profit Victor Investments (Hong Kong) Limited

54.	Central Broad (Hong Kong) Investment Limited

55.	Guo Cheng (Hong Kong) Investment Limited

56.	Ri Xiang (Hong Kong) Investment Limited

57.	Yin Jia (Hong Kong) Investment Limited

58.	Jet Smart Global Development Limited

59.	Apex Walk Limited

60.	Vast Wave Limited

61.	Xian Zhang Limited

62.	Rich Tech Hong Kong Investment Limited

63.	Apex Walk (Hong Kong) Limited

64.	Vast Wave (Hong Kong) Limited

65.	Xian Zhang (Hong Kong) Limited

66.	Fulbright Financial Group (Enterprise) Limited

67.	Fulbright Financial Group (Development) Limited

68.	Fulbright Financial Group (Hong Kong) Limited

Sch.1-2

SCHEDULE 2

SUBSIDIARY GUARANTOR PLEDGORS

1.	Rui Jing Investment Company Limited

2.	Jie Feng Investment Company Limited

3.	Tai Chong Fa Investment Company Limited

4.	Tai Chong Li Investment Company Limited

5.	Jet Smart Global Development Limited

6.	Chang Ye Investment Company Limited

7.	Kaisa Holdings Limited

8.	Bakai Investments Limited

9.	Tai He Sheng Investment Company Limited

10.	Yifa Trading Limited

11.	Tai An Da Investment Company Limited

12.	Fulbright Financial Group (Enterprise) Limited

13.	Fulbright Financial Group (Development) Limited

14.	Tai Chang Jian Investment Company Limited

15.	Jin Chang Investment Company Limited

16.	Heng Chang Investment Company Limited

17.	Zheng Zhong Tian Investment Company Limited

18.	Da Hua Investment Company Limited

19.	Tai He Xiang Investment Company Limited

20.	Rong Hui Investment Company Limited

21.	Guang Feng Investment Company Limited

22.	Dong Chang Investment Company Limited

23.	Dong Sheng Investment Company Limited

24.	Xian Zhang Limited

25.	Vast Wave Limited

26.	Apex Walk Limited

27.	Central Broad Limited

28.	Guo Cheng Investments Limited

29.	Ri Xiang Investments Limited

30.	Yin Jia Investments Limited

Sch.2-1

31.	Ye Chang Investment Company Limited

32.	Xie Mao Investment Company Limited

Sch.2-2

SCHEDULE 3

DEED OF UNDERTAKING

Sch.3-1

DEED OF UNDERTAKING

THIS DEED is made on                                 2016

BETWEEN:

(1)	KAISA GROUP HOLDINGS LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands with registered number CT-192502 (“Company”);

(2)	THE SUBSIDIARY GUARANTORS, listed in Schedule 1 (“Subsidiary Guarantors”);

(3)	THE SUBSIDIARY GUARANTOR PLEDGORS, listed in Schedule 2 (“Subsidiary Guarantor Pledgors”).

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Terms defined in the Explanatory Statement shall, unless otherwise defined in this Deed or unless a contrary intention appears, bear the same meaning when used in this Deed, and the following terms shall have the following meanings:

“Explanatory Statement” means the explanatory statement issued by the Company on or around [                 ] 2016.

1.2	In this Deed, unless otherwise specified:

(a)	references to parties, clauses and Schedules, are to clauses of, and the parties and Schedules to, this Deed, and references to this Deed include a reference to each of its Schedules;

(b)	a reference to this Deed, an agreement or other document is a reference to this Deed, that agreement, or document as supplemented, amended, novated or replaced from time to time in accordance with its terms, and to any agreement, deed or document executed pursuant thereto;

(c)	headings are for convenience only and shall not affect the interpretation of this Deed; and

(d)	a reference to the provision of any statute, statutory provision, order, instrument, rule or regulation is to that provision as amended or re-enacted from time to time, any provision of which it is a re-enactment or consolidation and any order, instrument, rule or regulation at any time made or issued under it.

2.	SUBSIDIARY GUARANTORS AND SUBSIDIARY GUARANTOR PLEDGORS

In accordance with the terms of the Schemes, each of the Subsidiary Guarantors and Subsidiary Guarantor Pledgors hereby undertakes to the Company to:

(a)	appear by Counsel at any hearing or petition at the Grand Court and/or the High Court to sanction the Schemes and to undertake to the Grand Court and/or the High Court to be bound by the terms of the Schemes; and

Sch.3-2

(b)	execute, do or procure to be executed and done all such documents, acts or things as may be necessary or desirable to be executed or done by the Subsidiary Guarantors or Subsidiary Guarantor Pledgors (as the case may be) for the purposes of giving effect to the Schemes.

3.	FURTHER ASSURANCE

At the request of a party, the other parties shall execute and deliver such documents and do such things, as may reasonably be required to give full effect to this Deed, including, without limitation, to perfect or evidence any release referred to in this Deed.

4.	SEVERABILITY

Each provision contained in this Deed shall be severable and distinct from every other such provision and if at any time any one of the provisions contained herein becomes invalid, illegal or unenforceable in any respect under the laws of any jurisdiction, neither the validity, legality or enforceability of the remaining provisions nor the validity, legality or enforceability of the provisions under the laws of any other jurisdiction shall in any way be affected or impaired thereby.

5.	AMENDMENTS AND WAIVERS

Any term of this Deed may be amended or waived only with the consent of the parties and any such amendment or waiver will be binding on all parties.

6.	COUNTERPARTS

This Deed may be executed in any number of counterparts, and by the different parties hereto as separate counterparts, but shall not be effective until each party has executed at least one counterpart, each of which, when executed and delivered, shall constitute an original, but all the counterparts shall together constitute one and the same instrument.

7.	GOVERNING LAW AND JURISDICTION

7.1	This Deed and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with the laws of Hong Kong.

7.2	The Hong Kong courts shall have exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute which may arise out of or in connection with this Deed or any non-contractual obligations arising out of or in connection with this Deed and, for such purposes, each of the parties hereto irrevocably submits to the jurisdiction of the courts of Hong Kong.

Sch.3-3

SCHEDULE 1

SUBSIDIARY GUARANTORS

1.	Chang Ye Investment Company Limited
2.	Da Hua Investment Company Limited
3.	Dong Chang Investment Company Limited
4.	Dong Sheng Investment Company Limited
5.	Guang Feng Investment Company Limited
6.	Heng Chang Investment Company Limited
7.	Jie Feng Investment Company Limited
8.	Jin Chang Investment Company Limited
9.	Rong Hui Investment Company Limited
10.	Rui Jing Investment Company Limited
11.	Tai He Xiang Investment Company Limited
12.	Xie Mao Investment Company Limited
13.	Ye Chang Investment Company Limited
14.	Zheng Zhong Tian Investment Company Limited
15.	Tai He Sheng Investment Company Limited
16.	Tai An Da Investment Company Limited
17.	Tai Chang Jian Investment Company Limited
18.	Tai Chong Fa Investment Company Limited
19.	Tai Chong Li Investment Company Limited
20.	Bakai Investments Limited
21.	Yifa Trading Limited
22.	Advance Guard Investments Limited
23.	Victor Select Limited
24.	Central Broad Limited
25.	Guo Cheng Investments Limited
26.	Ri Xiang Investments Limited
27.	Yin Jia Investments Limited
28.	Kaisa Investment Consulting Limited
29.	Cornwell Holdings (Hong Kong) Limited
30.	Goldenform Company Limited
31.	Hong Kong Jililong Industry Co., Limited
32.	Kaisa Holdings Limited
33.	Leisure Land Hotel Management (China) Limited
34.	Regal Silver Manufacturing Limited
35.	Success Take International Limited
36.	Woodland Height Holdings Limited
37.	Yi Qing Investment Company Limited
38.	Yong Rui Xiang Investment Company Limited
39.	Zhan Zheng Consulting Company Limited
40.	Kaisa Investment (China) Limited
41.	Wan Rui Fa Investment Company Limited
42.	Wan Rui Chang Investment Company Limited
43.	Wan Tai Chang Investment Company Limited
44.	Wan Jin Chang Investment Company Limited
45.	Multi-Shiner Limited
46.	Hong Kong Kaisa Industry Co., Limited
47.	Bakai Investments (Hong Kong) Limited
48.	Topway Asia Group Limited
49.	Kaisa Finance Holdings Limited

Sch.3-4

50.	Hong Kong Kaisa Trading Limited
51.	Hong Kong Wanyuchang Trading Limited
52.	Hong Kong Zhaoruijing Trading Limited
53.	Profit Victor Investments (Hong Kong) Limited
54.	Central Broad (Hong Kong) Investment Limited
55.	Guo Cheng (Hong Kong) Investment Limited
56.	Ri Xiang (Hong Kong) Investment Limited
57.	Yin Jia (Hong Kong) Investment Limited
58.	Jet Smart Global Development Limited
59.	Apex Walk Limited
60.	Vast Wave Limited
61.	Xian Zhang Limited
62.	Rich Tech Hong Kong Investment Limited
63.	Apex Walk (Hong Kong) Limited
64.	Vast Wave (Hong Kong) Limited
65.	Xian Zhang (Hong Kong) Limited
66.	Fulbright Financial Group (Enterprise) Limited
67.	Fulbright Financial Group (Development) Limited
68.	Fulbright Financial Group (Hong Kong) Limited

Sch.3-5

SCHEDULE 2

SUBSIDIARY GUARANTOR PLEDGORS

1.	Rui Jing Investment Company Limited
2.	Jie Feng Investment Company Limited
3.	Tai Chong Fa Investment Company Limited
4.	Tai Chong Li Investment Company Limited
5.	Jet Smart Global Development Limited
6.	Chang Ye Investment Company Limited
7.	Kaisa Holdings Limited
8.	Bakai Investments Limited
9.	Tai He Sheng Investment Company Limited
10.	Yifa Trading Limited
11.	Tai An Da Investment Company Limited
12.	Fulbright Financial Group (Enterprise) Limited
13.	Fulbright Financial Group (Development) Limited
14.	Tai Chang Jian Investment Company Limited
15.	Jin Chang Investment Company Limited
16.	Heng Chang Investment Company Limited
17.	Zheng Zhong Tian Investment Company Limited
18.	Da Hua Investment Company Limited
19.	Tai He Xiang Investment Company Limited
20.	Rong Hui Investment Company Limited
21.	Guang Feng Investment Company Limited
22.	Dong Chang Investment Company Limited
23.	Dong Sheng Investment Company Limited
24.	Xian Zhang Limited
25.	Vast Wave Limited
26.	Apex Walk Limited
27.	Central Broad Limited
28.	Guo Cheng Investments Limited
29.	Ri Xiang Investments Limited
30.	Yin Jia Investments Limited
31.	Ye Chang Investment Company Limited
32.	Xie Mao Investment Company Limited

Sch.3-6

SIGNATURE PAGES

IN WITNESS whereof this Deed has been executed as a deed and delivered on the date stated herein by the duly authorised representatives of the parties hereto.

The COMMON SEAL of Kaisa Group Holdings Ltd was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.3-7

The COMMON SEAL of Chang Ye Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Da Hua Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Dong Chang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Dong Sheng Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Guang Feng Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Heng Chang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.3-8

The COMMON SEAL of Jie Feng Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Jin Chang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Rong Hui Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Rui Jing Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Tai He Xiang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Xie Mao Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.3-9

The COMMON SEAL of Ye Chang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Zheng Zhong Tian Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Tai He Sheng Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Tai An Da Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Tai Chang Jian Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Tai Chong Fa Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.3-10

The COMMON SEAL of Tai Chong Li Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Bakai Investments Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Yifa Trading Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Advance Guard Investments Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Victor Select Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Central Broad Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.3-11

The COMMON SEAL of Guo Cheng Investments Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Ri Xiang Investments Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Yin Jia Investments Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Kaisa Investment Consulting Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Cornwell Holdings (Hong Kong) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Goldenform Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.3-12

The COMMON SEAL of Hong Kong Jililong Industry Co., Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Kaisa Holdings Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Leisure Land Hotel Management (China) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Regal Silver Manufacturing Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Success Take International Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Woodland Height Holdings Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.3-13

The COMMON SEAL of Yi Qing Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Yong Rui Xiang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Zhan Zheng Consulting Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Kaisa Investment (China) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Wan Rui Fa Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Wan Rui Chang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.3-14

The COMMON SEAL of Wan Tai Chang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Wan Jin Chang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Multi-Shiner Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Hong Kong Kaisa Industry Co., Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Bakai Investments (Hong Kong) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Topway Asia Group Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.3-15

The COMMON SEAL of Kaisa Finance Holdings Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Hong Kong Kaisa Trading Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Hong Kong Wanyuchang Trading Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Hong Kong Zhaoruijing Trading Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Profit Victor Investments (Hong Kong) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Central Broad (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.3-16

The COMMON SEAL of Guo Cheng (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Ri Xiang (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Yin Jia (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Jet Smart Global Development Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Apex Walk Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Vast Wave Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.3-17

The COMMON SEAL of Xian Zhang Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Rich Tech Hong Kong Investment Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Apex Walk (Hong Kong) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Vast Wave (Hong Kong) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Xian Zhang (Hong Kong) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Fulbright Financial Group (Enterprise) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.3-18

The COMMON SEAL of Fulbright Financial Group (Development) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Fulbright Financial Group (Hong Kong) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.3-19

SCHEDULE 4

RESTRUCTURING DOCUMENTS

1.	New Indenture (Series A) between the Company, Subsidiary Guarantors and the New HY Notes Trustee

2.	New Indenture (Series B) between the Company, Subsidiary Guarantors and the New HY Notes Trustee

3.	New Indenture (Series C) between the Company, Subsidiary Guarantors and the New HY Notes Trustee

4.	New Indenture (Series D) between the Company, Subsidiary Guarantors and the New HY Notes Trustee

5.	New Indenture (Series E) between the Company, Subsidiary Guarantors and the New HY Notes Trustee

6.	Agent Appointment Letters

7.	New Trust Deed (including Terms and Conditions in respect of the Mandatorily Exchangeable Bonds) between the Company, Subsidiary Guarantors, the New MEB Trustee and the Common Security Trustee

8.	MEB Agency Agreement

9.	CVR Agreement between the Company, the CVR Trustee and the CVR Agent

10.	CVR Agent Appointment Letter

11.	Amended and Restated Intercreditor Agreement between the Company, the Subsidiary Guarantor Pledgors, the New HY Notes Trustee, the New MEB Trustee and the Common Security Trustee

12.	Global Notes representing New HY Notes

13.	Global Certificate representing Mandatorily Exchangeable Bonds

14.	Global Certificate representing the CVRs

15.	New Security Documents

16.	Deeds of Release

17.	Deed of Undertaking between the Company, the Subsidiary Guarantors and the Subsidiary Guarantor Pledgors

18.	All other documents, agreements, instruments, board resolutions, shareholder approvals, notices and legal opinions which are necessary to consummate the Restructuring in accordance with this Hong Kong Scheme

Sch.4-1

SCHEDULE 5

EXISTING TRANSACTION DOCUMENTS

No.	Existing Transaction Documents

1.	2016 Indenture

2.	2017 Indenture

3.	2018 Indenture

4.	2019 Indenture

5.	2020 Indenture

6.	CB Trust Deed

7.	Existing Offshore Loans

8.	Existing Intercreditor Agreement

9.	Existing Security Documents

Sch.5-1

SCHEDULE 6

EXISTING NOTES TRUSTEE INSTRUCTION

Sch.6-1

2016 NOTES

KAISA GROUP HOLDINGS LTD. (“Company”)

OFFICER’S CERTIFICATE

Date:

To:

Citicorp International Limited (“Trustee”)

Floor 56, One Island East

18 Westlands Road

Island East

Hong Kong

in its capacity as Trustee for the 2016 Notes

referred to below

Attention: Corporate Trust Office

Dear Sirs,

We refer to:

1.	the RMB1.8 billion 6.875% Senior Notes due 2016 (“2016 Notes”) issued by the Company pursuant to the indenture dated 22 April 2013 (as amended, supplemented or otherwise modified from time to time) pursuant to which the 2016 Notes were constituted (“Indenture”);

2.	(i) the scheme of arrangement in respect of the Company under section 86 of the Companies Law (2013 Revision) applicable in the Cayman Islands (“Cayman Scheme”), and (ii) the scheme of arrangement in respect of the Company under section 673 and 674 of the Companies Ordinance (Cap 622) as applicable in Hong Kong (“HK Scheme”) (the Cayman Scheme and the HK Scheme together referred to as the “Schemes”), which provide for the release of certain claims against the Company; and

3.	the Explanatory Statement to be dated on or about [ ] 2016 relating to the Schemes (“Explanatory Statement”).

Unless	otherwise expressly defined herein, terms defined in the Explanatory Statement have the same meaning when used herein.

The	undersigned, [ ] and [ ], duly appointed Officers of the Company, each hereby certifies that:

4.	Pursuant to (i) an order of the Grand Court of the Cayman Islands made on [ ] and (ii) an order of the High Court of Hong Kong made on [ ] (copies of which are attached at Schedule 1), the Schemes were sanctioned by the Grand Court of the Cayman Islands and the High Court of Hong Kong respectively.

5.	Relief in respect of the [Cayman/HK] Scheme under Chapter 15 of the United States Code was granted by the order of the United States Bankruptcy Court made on [ ], a copy of which is attached at Schedule 2.

6.	The Schemes provide, amongst other things, that:

Sch.6-2

(a)	the Scheme Creditor Releasing Parties to the fullest extent permitted by law, shall and shall be deemed to completely and forever release, waive, void, acquit, forgive, extinguish and discharge unconditionally each of:

(i)	the Company, its Personnel and Affiliates;

(ii)	the Subsidiary Guarantors, their Personnel and Affiliates;

(iii)	the Released Advisers, their Personnel and Affiliates;

(iv)	the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, in such capacities, and their Personnel and Affiliates;

and each of their respective firms’ and companies’ current and former direct and indirect affiliates, equity holders, members, managing members, officers, directors, employees, advisers, principals, attorneys, professional advisers, accountants, investment bankers, consultants, agents, and representatives (including their respective affiliates), and in their capacities as such (collectively, the “Scheme Creditor Released Parties”) from any and all Claims and Liabilities which are or relate to Scheme Claims (including Claims and/or Liabilities arising in respect of guarantees of the Existing HY Notes, the Convertible Bonds and/or the Existing Offshore Loans against the Subsidiary Guarantors) PROVIDED that this is without prejudice to:

(v)	any and all claims or causes of action arising from or relating to fraud, breach of fiduciary duty, dishonesty, willful default or willful misconduct;

(vi)	the liability of any Released Adviser and its Personnel arising under a duty of care to its client;

(vii)	any Claims against or Liabilities of any Released Adviser, their Personnel and Affiliates that are entirely unrelated to the RSA, the Support Undertaking, the Restructuring Transactions, the Schemes, the negotiation or preparation thereof, or to any related matter;

(viii)	any and all:

(A)	Claims against and Liabilities of any Scheme Creditor Released Party; and

(B)	Claims of and Liabilities owed to each of the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Noteholders, the CB Holders, the Existing Offshore Loans Creditors, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, and their Personnel and Affiliates;

which are not or do not relate to Scheme Claims (for the avoidance of doubt, the rights of the Citi Entities to payment and/or reimbursement of: (i) any fees and/or expenses; (ii) any amounts under any indemnity; and (iii) any rights or protections in relation to consequential losses, in each case due to them under the terms of the Indenture and/or the Existing Security Documents in respect of the period ending on the Exchange Date shall survive and in remain in full force and effect); and

(ix)	any and all:

(A)	obligations of any Scheme Creditor Released Party; and

(B)	rights of any Scheme Creditor Releasing Party, created as a result of the Scheme.

Sch.6-3

The Company hereby instructs the Trustee to forthwith execute and enter into the:

•	[documents] in the form(s) provided with this Officer’s Certificate,

in its capacity as Trustee for the 2016 Notes.

Please also take all necessary steps and actions to mark down and destroy the Global Note representing the 2016 Notes in accordance with the Indenture.

This certificate is governed by and construed in accordance with the laws of the State of New York.

Name: Title:

Name: Title:

Sch.6-4

Schedule 1

Court Orders

Sch.6-5

Schedule 2

Chapter 15 Order

Sch.6-6

2017 NOTES

KAISA GROUP HOLDINGS LTD. (“Company”)

OFFICER’S CERTIFICATE

Date:

To:

Citicorp International Limited (“Trustee”)

Floor 56, One Island East

18 Westlands Road

Island East

Hong Kong

in its capacity as Trustee for the 2017 Notes

referred to below

Attention: Corporate Trust Office

Dear Sirs,

We refer to:

1.	the US$250 million 12.875% Senior Notes due 2017 (“2017 Notes”) issued by the Company pursuant to the indenture dated 18 September 2012 (as amended, supplemented or otherwise modified from time to time) pursuant to which the 2017 Notes were constituted (“Indenture”);

2.	(i) the scheme of arrangement in respect of the Company under section 86 of the Companies Law (2013 Revision) applicable in the Cayman Islands (“Cayman Scheme”), and (ii) the scheme of arrangement in respect of the Company under section 673 and 674 of the Companies Ordinance (Cap 622) as applicable in Hong Kong (“HK Scheme”) (the Cayman Scheme and the HK Scheme together referred to as the “Schemes”), which provide for the release of certain claims against the Company; and

3.	the Explanatory Statement to be dated on or about [ ] 2016 relating to the Schemes (“Explanatory Statement”).

Unless	otherwise expressly defined herein, terms defined in the Explanatory Statement have the same meaning when used herein.

The	undersigned, [ ] and [ ], duly appointed Officers of the Company, each hereby certifies that:

4.	Pursuant to (i) an order of the Grand Court of the Cayman Islands made on [ ] and (ii) an order of the High Court of Hong Kong made on [ ] (copies of which are attached at Schedule 1), the Schemes were sanctioned by the Grand Court of the Cayman Islands and the High Court of Hong Kong respectively.

5.	Relief in respect of the [Cayman/HK] Scheme under Chapter 15 of the United States Code was granted by the order of the United States Bankruptcy Court made on [ ], a copy of which is attached at Schedule 2.

6.	The Schemes provide, amongst other things, that:

Sch.6-7

(a)	the Scheme Creditor Releasing Parties to the fullest extent permitted by law, shall and shall be deemed to completely and forever release, waive, void, acquit, forgive, extinguish and discharge unconditionally each of:

(i)	the Company, its Personnel and Affiliates;

(ii)	the Subsidiary Guarantors, their Personnel and Affiliates;

(iii)	the Released Advisers, their Personnel and Affiliates;

(iv)	the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, in such capacities, and their Personnel and Affiliates;

and each of their respective firms’ and companies’ current and former direct and indirect affiliates, equity holders, members, managing members, officers, directors, employees, advisers, principals, attorneys, professional advisers, accountants, investment bankers, consultants, agents, and representatives (including their respective affiliates), and in their capacities as such (collectively, the “Scheme Creditor Released Parties”) from any and all Claims and Liabilities which are or relate to Scheme Claims (including Claims and/or Liabilities arising in respect of guarantees of the Existing HY Notes, the Convertible Bonds and/or the Existing Offshore Loans against the Subsidiary Guarantors) PROVIDED that this is without prejudice to:

(v)	any and all claims or causes of action arising from or relating to fraud, breach of fiduciary duty, dishonesty, willful default or willful misconduct;

(vi)	the liability of any Released Adviser and its Personnel arising under a duty of care to its client;

(vii)	any Claims against or Liabilities of any Released Adviser, their Personnel and Affiliates that are entirely unrelated to the RSA, the Support Undertaking, the Restructuring Transactions, the Schemes, the negotiation or preparation thereof, or to any related matter;

(viii)	any and all:

(A)	Claims against and Liabilities of any Scheme Creditor Released Party; and

(B)	Claims of and Liabilities owed to each of the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Noteholders, the CB Holders, the Existing Offshore Loans Creditors, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, and their Personnel and Affiliates;

which are not or do not relate to Scheme Claims (for the avoidance of doubt, the rights of the Citi Entities to payment and/or reimbursement of: (i) any fees and/or expenses; (ii) any amounts under any indemnity; and (iii) any rights or protections in relation to consequential losses, in each case due to them under the terms of the Indenture and/or the Existing Security Documents in respect of the period ending on the Exchange Date shall survive and in remain in full force and effect); and

(ix)	any and all:

(A)	obligations of any Scheme Creditor Released Party; and

(B)	rights of any Scheme Creditor Releasing Party, created as a result of the Scheme.

Sch.6-8

The Company hereby instructs the Trustee to forthwith execute and enter into the:

•	[documents] in the form(s) provided with this Officer’s Certificate,

in its capacity as Trustee for the 2017 Notes.

Please also take all necessary steps and actions to mark down and destroy the Global Note representing the 2017 Notes in accordance with the Indenture.

This certificate is governed by and construed in accordance with the laws of the State of New York.

Name: Title:

Name: Title:

Sch.6-9

Schedule 1

Court Orders

Sch.6-10

Schedule 2

Chapter 15 Order

Sch.6-11

2018 NOTES

KAISA GROUP HOLDINGS LTD. (“Company”)

OFFICER’S CERTIFICATE

Date:

To:

Citicorp International Limited (“Trustee”)

Floor 56, One Island East

18 Westlands Road

Island East

Hong Kong

in its capacity as Trustee for the 2018 Notes

referred to below

Attention: Corporate Trust Office

Dear Sirs,

We refer to:

1.	the US$800 million 8.875% Senior Notes due 2018 (“2018 Notes”) issued by the Company pursuant to the indenture dated 19 March 2013 (as amended, supplemented or otherwise modified from time to time) pursuant to which the 2018 Notes were constituted (“Indenture”);

2.	(i) the scheme of arrangement in respect of the Company under section 86 of the Companies Law (2013 Revision) applicable in the Cayman Islands (“Cayman Scheme”), and (ii) the scheme of arrangement in respect of the Company under section 673 and 674 of the Companies Ordinance (Cap 622) as applicable in Hong Kong (“HK Scheme”) (the Cayman Scheme and the HK Scheme together referred to as the “Schemes”), which provide for the release of certain claims against the Company; and

3.	the Explanatory Statement to be dated on or about [ ] 2016 relating to the Schemes (“Explanatory Statement”).

Unless otherwise expressly defined herein, terms defined in the Explanatory Statement have the same meaning when used herein.

The undersigned, [            ] and [            ], duly appointed Officers of the Company, each hereby certifies that:

4.	Pursuant to (i) an order of the Grand Court of the Cayman Islands made on [ ] and (ii) an order of the High Court of Hong Kong made on [ ] (copies of which are attached at Schedule 1), the Schemes were sanctioned by the Grand Court of the Cayman Islands and the High Court of Hong Kong respectively.

5.	Relief in respect of the [Cayman/HK] Scheme under Chapter 15 of the United States Code was granted by the order of the United States Bankruptcy Court made on [ ], a copy of which is attached at Schedule 2.

6.	The Schemes provide, amongst other things, that:

Sch.6-12

(a)	the Scheme Creditor Releasing Parties to the fullest extent permitted by law, shall and shall be deemed to completely and forever release, waive, void, acquit, forgive, extinguish and discharge unconditionally each of:

(i)	the Company, its Personnel and Affiliates;

(ii)	the Subsidiary Guarantors, their Personnel and Affiliates;

(iii)	the Released Advisers, their Personnel and Affiliates;

(iv)	the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, in such capacities, and their Personnel and Affiliates;

and each of their respective firms’ and companies’ current and former direct and indirect affiliates, equity holders, members, managing members, officers, directors, employees, advisers, principals, attorneys, professional advisers, accountants, investment bankers, consultants, agents, and representatives (including their respective affiliates), and in their capacities as such (collectively, the “Scheme Creditor Released Parties”) from any and all Claims and Liabilities which are or relate to Scheme Claims (including Claims and/or Liabilities arising in respect of guarantees of the Existing HY Notes, the Convertible Bonds and/or the Existing Offshore Loans against the Subsidiary Guarantors) PROVIDED that this is without prejudice to:

(v)	any and all claims or causes of action arising from or relating to fraud, breach of fiduciary duty, dishonesty, willful default or willful misconduct;

(vi)	the liability of any Released Adviser and its Personnel arising under a duty of care to its client;

(vii)	any Claims against or Liabilities of any Released Adviser, their Personnel and Affiliates that are entirely unrelated to the RSA, the Support Undertaking, the Restructuring Transactions, the Schemes, the negotiation or preparation thereof, or to any related matter;

(viii)	any and all:

(A)	Claims against and Liabilities of any Scheme Creditor Released Party; and

(B)	Claims of and Liabilities owed to each of the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Noteholders, the CB Holders, the Existing Offshore Loans Creditors, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, and their Personnel and Affiliates;

which are not or do not relate to Scheme Claims (for the avoidance of doubt, the rights of the Citi Entities to payment and/or reimbursement of: (i) any fees and/or expenses; (ii) any amounts under any indemnity; and (iii) any rights or protections in relation to consequential losses, in each case due to them under the terms of the Indenture and/or the Existing Security Documents in respect of the period ending on the Exchange Date shall survive and in remain in full force and effect); and

(ix)	any and all:

(A)	obligations of any Scheme Creditor Released Party; and

(B)	rights of any Scheme Creditor Releasing Party, created as a result of the Scheme.

Sch.6-13

The Company hereby instructs the Trustee to forthwith execute and enter into the:

•	[documents] in the form(s) provided with this Officer’s Certificate,

in its capacity as Trustee for the 2018 Notes.

Please also:

(a)	take all necessary steps and actions to mark down and destroy the Global Note representing the 2018 Notes in accordance with the Indenture; and

(b)	forthwith sign the Clearing Systems Instruction attached at Schedule 3 and issue the same to The Depositary Trust Company.

This certificate is governed by and construed in accordance with the laws of the State of New York.

Name: Title:

Name: Title:

Sch.6-14

Schedule 1

Court Orders

Sch.6-15

Schedule 2

Chapter 15 Order

Sch.6-16

Schedule 3

Clearing System Instructions

Sch.6-17

Date:

To:	The Depositary Trust Company as clearing system for the 2018 Notes (as defined below)

Dear Sirs,

Cancellation of US$800 million 8.875% Senior Notes due 2018 (“2018 Notes”) issued by Kaisa Group Holdings Ltd (“Company”) (ISIN USG52132AF72 and US48300TAB89)

On [     ] 2016, the High Court of Hong Kong sanctioned a scheme of arrangement between the Company and the beneficial holders of the 2018 Notes (“Scheme”). The order of [Mr. Justice     ] which sanctioned the Scheme (“Order”) was registered on [    ], and a copy of the Order is attached to this letter.

Pursuant to the Scheme, all of the 2018 Notes are to be cancelled.

On receipt of this instruction, we hereby request that you request all 2018 Notes to be cancelled in accordance with your standard procedures.

Please confirm to the Information Agent, Lucid Issuer Services Limited, that this instruction has been processed.

Yours faithfully,

for and on behalf

Citicorp International Limited

cc. Lucid Issuer Services Limited

Tankerton Works

12 Argyle Walk

London

WC1H 8HA

England

Attention: Sunjeeve Patel / David Shilson

Telephone: +44 20 7704 0880

Facsimile: + 44 20 7067 9098

Email: kaisa@lucid-is.com

Sch.6-18

2019 NOTES

KAISA GROUP HOLDINGS LTD. (“Company”)

OFFICER’S CERTIFICATE

Date:

To:

Citicorp International Limited (“Trustee”)

Floor 56, One Island East

18 Westlands Road

Island East

Hong Kong

in its capacity as Trustee for the 2019 Notes

referred to below

Attention: Corporate Trust Office

Dear Sirs,

We refer to:

1.	the US$400 million 9% Senior Notes due 2019 (“2019 Notes”) issued by the Company pursuant to the indenture dated 6 June 2014 (as amended, supplemented or otherwise modified from time to time) pursuant to which the 2019 Notes were constituted (“Indenture”);

2.	(i) the scheme of arrangement in respect of the Company under section 86 of the Companies Law (2013 Revision) applicable in the Cayman Islands (“Cayman Scheme”), and (ii) the scheme of arrangement in respect of the Company under section 673 and 674 of the Companies Ordinance (Cap 622) as applicable in Hong Kong (“HK Scheme”) (the Cayman Scheme and the HK Scheme together referred to as the “Schemes”), which provide for the release of certain claims against the Company; and

3.	the Explanatory Statement to be dated on or about [ ] 2016 relating to the Schemes (“Explanatory Statement”).

Unless otherwise expressly defined herein, terms defined in the Explanatory Statement have the same meaning when used herein.

The undersigned, [            ] and [             ], duly appointed Officers of the Company, each hereby certifies that:

4.	Pursuant to (i) an order of the Grand Court of the Cayman Islands made on [ ] and (ii) an order of the High Court of Hong Kong made on [ ] (copies of which are attached at Schedule 1), the Schemes were sanctioned by the Grand Court of the Cayman Islands and the High Court of Hong Kong respectively.

5.	Relief in respect of the [Cayman/HK] Scheme under Chapter 15 of the United States Code was granted by the order of the United States Bankruptcy Court made on [ ], a copy of which is attached at Schedule 2.

6.	The Schemes provide, amongst other things, that:

Sch.6-19

(a)	the Scheme Creditor Releasing Parties to the fullest extent permitted by law, shall and shall be deemed to completely and forever release, waive, void, acquit, forgive, extinguish and discharge unconditionally each of:

(i)	the Company, its Personnel and Affiliates;

(ii)	the Subsidiary Guarantors, their Personnel and Affiliates;

(iii)	the Released Advisers, their Personnel and Affiliates;

(iv)	the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, in such capacities, and their Personnel and Affiliates;

and each of their respective firms’ and companies’ current and former direct and indirect affiliates, equity holders, members, managing members, officers, directors, employees, advisers, principals, attorneys, professional advisers, accountants, investment bankers, consultants, agents, and representatives (including their respective affiliates), and in their capacities as such (collectively, the “Scheme Creditor Released Parties”) from any and all Claims and Liabilities which are or relate to Scheme Claims (including Claims and/or Liabilities arising in respect of guarantees of the Existing HY Notes, the Convertible Bonds and/or the Existing Offshore Loans against the Subsidiary Guarantors) PROVIDED that this is without prejudice to:

(v)	any and all claims or causes of action arising from or relating to fraud, breach of fiduciary duty, dishonesty, willful default or willful misconduct;

(vi)	the liability of any Released Adviser and its Personnel arising under a duty of care to its client;

(vii)	any Claims against or Liabilities of any Released Adviser, their Personnel and Affiliates that are entirely unrelated to the RSA, the Support Undertaking, the Restructuring Transactions, the Schemes, the negotiation or preparation thereof, or to any related matter;

(viii)	any and all:

(A)	Claims against and Liabilities of any Scheme Creditor Released Party; and

(B)	Claims of and Liabilities owed to each of the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Noteholders, the CB Holders, the Existing Offshore Loans Creditors, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, and their Personnel and Affiliates;

which are not or do not relate to Scheme Claims (for the avoidance of doubt, the rights of the Citi Entities to payment and/or reimbursement of: (i) any fees and/or expenses; (ii) any amounts under any indemnity; and (iii) any rights or protections in relation to consequential losses, in each case due to them under the terms of the Indenture and/or the Existing Security Documents in respect of the period ending on the Exchange Date shall survive and in remain in full force and effect); and

(ix)	any and all:

(A)	obligations of any Scheme Creditor Released Party; and

(B)	rights of any Scheme Creditor Releasing Party, created as a result of the Scheme.

The Company hereby instructs the Trustee to forthwith execute and enter into the:

•	[documents] in the form(s) provided with this Officer’s Certificate,

in its capacity as Trustee for the 2019 Notes.

Sch.6-20

Please also take all necessary steps and actions to mark down and destroy the Global Note representing the 2019 Notes in accordance with the Indenture.

This certificate is governed by and construed in accordance with the laws of the State of New York.

Name: Title:

Name: Title:

Sch.6-21

Schedule 1

Court Orders

Sch.6-22

Schedule 2

Chapter 15 Order

Sch.6-23

2020 NOTES

KAISA GROUP HOLDINGS LTD. (“Company”)

OFFICER’S CERTIFICATE

Date:

To:	Citicorp International Limited (“Trustee”)

Floor 56, One Island East

18 Westlands Road

Island East

Hong Kong

in its capacity as Trustee for the 2020 Notes referred to below

Attention: Corporate Trust Office

Dear Sirs,

We refer to:

1.	the US$500 million 10.25% Senior Notes due 2020 (“2020 Notes”) issued by the Company pursuant to the indenture dated 8 January 2013 (as amended, supplemented or otherwise modified from time to time) pursuant to which the 2020 Notes were constituted (“Indenture”);

2.	(i) the scheme of arrangement in respect of the Company under section 86 of the Companies Law (2013 Revision) applicable in the Cayman Islands (“Cayman Scheme”), and (ii) the scheme of arrangement in respect of the Company under section 673 and 674 of the Companies Ordinance (Cap 622) as applicable in Hong Kong (“HK Scheme”) (the Cayman Scheme and the HK Scheme together referred to as the “Schemes”), which provide for the release of certain claims against the Company; and

3.	the Explanatory Statement to be dated on or about [ ] 2016 relating to the Schemes (“Explanatory Statement”).

Unless otherwise expressly defined herein, terms defined in the Explanatory Statement have the same meaning when used herein.

The undersigned, [                 ] and [                     ], duly appointed Officers of the Company, each hereby certifies that:

4.	Pursuant to (i) an order of the Grand Court of the Cayman Islands made on [ ] and (ii) an order of the High Court of Hong Kong made on [ ] (copies of which are attached at Schedule 1), the Schemes were sanctioned by the Grand Court of the Cayman Islands and the High Court of Hong Kong respectively.

5.	Relief in respect of the [Cayman/HK] Scheme under Chapter 15 of the United States Code was granted by the order of the United States Bankruptcy Court made on [ ], a copy of which is attached at Schedule 2.

6.	The Schemes provide, amongst other things, that:

Sch.6-24

(a)	the Scheme Creditor Releasing Parties to the fullest extent permitted by law, shall and shall be deemed to completely and forever release, waive, void, acquit, forgive, extinguish and discharge unconditionally each of:

(i)	the Company, its Personnel and Affiliates;

(ii)	the Subsidiary Guarantors, their Personnel and Affiliates;

(iii)	the Released Advisers, their Personnel and Affiliates;

(iv)	the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, in such capacities, and their Personnel and Affiliates;

and each of their respective firms’ and companies’ current and former direct and indirect affiliates, equity holders, members, managing members, officers, directors, employees, advisers, principals, attorneys, professional advisers, accountants, investment bankers, consultants, agents, and representatives (including their respective affiliates), and in their capacities as such (collectively, the “Scheme Creditor Released Parties”) from any and all Claims and Liabilities which are or relate to Scheme Claims (including Claims and/or Liabilities arising in respect of guarantees of the Existing HY Notes, the Convertible Bonds and/or the Existing Offshore Loans against the Subsidiary Guarantors) PROVIDED that this is without prejudice to:

(v)	any and all claims or causes of action arising from or relating to fraud, breach of fiduciary duty, dishonesty, willful default or willful misconduct;

(vi)	the liability of any Released Adviser and its Personnel arising under a duty of care to its client;

(vii)	any Claims against or Liabilities of any Released Adviser, their Personnel and Affiliates that are entirely unrelated to the RSA, the Support Undertaking, the Restructuring Transactions, the Schemes, the negotiation or preparation thereof, or to any related matter;

(viii)	any and all:

(A)	Claims against and Liabilities of any Scheme Creditor Released Party; and

(B)	Claims of and Liabilities owed to each of the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Noteholders, the CB Holders, the Existing Offshore Loans Creditors, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, and their Personnel and Affiliates;

which are not or do not relate to Scheme Claims (for the avoidance of doubt, the rights of the Citi Entities to payment and/or reimbursement of: (i) any fees and/or expenses; (ii) any amounts under any indemnity; and (iii) any rights or protections in relation to consequential losses, in each case due to them under the terms of the Indenture and/or the Existing Security Documents in respect of the period ending on the Exchange Date shall survive and in remain in full force and effect); and

(ix)	any and all:

(A)	obligations of any Scheme Creditor Released Party; and

(B)	rights of any Scheme Creditor Releasing Party, created as a result of the Scheme.

Sch.6-25

The Company hereby instructs the Trustee to forthwith execute and enter into the:

•	[documents] in the form(s) provided with this Officer’s Certificate,

in its capacity as Trustee for the 2020 Notes.

Please also take all necessary steps and actions to mark down and destroy the Global Note representing the 2020 Notes in accordance with the Indenture.

This certificate is governed by and construed in accordance with the laws of the State of New York.

Name:
Title:

Name:
Title:

Sch.6-26

Schedule 1

Court Orders

Sch.6-27

Schedule 2

Chapter 15 Order

Sch.6-28

SCHEDULE 7

CB TRUSTEE INSTRUCTION

Sch.7-1

KAISA GROUP HOLDINGS LTD. (“Company”)

OFFICER’S CERTIFICATE

Date:

To:	Citicorp International Limited (“Trustee”)

39/F Citibank Tower, Citibank Plaza

3 Garden Road

Central

Hong Kong

in its capacity as Trustee for the Convertible

Bonds referred to below

Attention: Agency and Trust

Dear Sirs,

We refer to:

1.	the RMB1,500,000,000 USD Settled 8 per cent Convertible Bonds due 2015 convertible into ordinary shares of the Company (“Convertible Bonds”) issued by the Company pursuant to the trust deed dated 20 December 2010 (as amended, supplemented or otherwise modified from time to time) pursuant to which the Convertible Bonds were constituted (“Trust Deed”);

2.	(i) the scheme of arrangement in respect of the Company under section 86 of the Companies Law (2013 Revision) applicable in the Cayman Islands (“Cayman Scheme”), and (ii) the scheme of arrangement in respect of the Company under section 673 and 674 of the Companies Ordinance (Cap 622) as applicable in Hong Kong (“HK Scheme”) (the Cayman Scheme and the HK Scheme together referred to as the “Schemes”), which provide for the release of certain claims against the Company; and

3.	the Explanatory Statement to be dated on or about [ ] 2016 relating to the Schemes (“Explanatory Statement”).

Unless otherwise expressly defined herein, terms defined in the Explanatory Statement have the same meaning when used herein.

The undersigned, [                 ] and [                     ], duly appointed Officers of the Company, each hereby certifies that:

4.	Pursuant to (i) an order of the Grand Court of the Cayman Islands made on [ ] and (ii) an order of the High Court of Hong Kong made on [ ] (copies of which are attached at Schedule 1), the Schemes were sanctioned by the Grand Court of the Cayman Islands and the High Court of Hong Kong respectively.

5.	Relief in respect of the [Cayman/HK] Scheme under Chapter 15 of the United States Code was granted by the order of the United States Bankruptcy Court made on [ ], a copy of which is attached at Schedule 2.

6.	The Schemes provide, amongst other things, that:

Sch.7-2

(a)	the Scheme Creditor Releasing Parties to the fullest extent permitted by law, shall and shall be deemed to completely and forever release, waive, void, acquit, forgive, extinguish and discharge unconditionally each of:

(i)	the Company, its Personnel and Affiliates;

(ii)	the Subsidiary Guarantors, their Personnel and Affiliates;

(iii)	the Released Advisers, their Personnel and Affiliates;

(iv)	the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, in such capacities, and their Personnel and Affiliates;

and each of their respective firms’ and companies’ current and former direct and indirect affiliates, equity holders, members, managing members, officers, directors, employees, advisers, principals, attorneys, professional advisers, accountants, investment bankers, consultants, agents, and representatives (including their respective affiliates), and in their capacities as such (collectively, the “Scheme Creditor Released Parties”) from any and all Claims and Liabilities which are or relate to Scheme Claims (including Claims and/or Liabilities arising in respect of guarantees of the Existing HY Notes, the Convertible Bonds and/or the Existing Offshore Loans against the Subsidiary Guarantors) PROVIDED that this is without prejudice to:

(v)	any and all claims or causes of action arising from or relating to fraud, breach of fiduciary duty, dishonesty, willful default or willful misconduct;

(vi)	the liability of any Released Adviser and its Personnel arising under a duty of care to its client;

(vii)	any Claims against or Liabilities of any Released Adviser, their Personnel and Affiliates that are entirely unrelated to the RSA, the Support Undertaking, the Restructuring Transactions, the Schemes, the negotiation or preparation thereof, or to any related matter;

(viii)	any and all:

(A)	Claims against and Liabilities of any Scheme Creditor Released Party; and

(B)	Claims of and Liabilities owed to each of the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Noteholders, the CB Holders, the Existing Offshore Loans Creditors, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, and their Personnel and Affiliates;

which are not or do not relate to Scheme Claims (for the avoidance of doubt, the rights of the Citi Entities to payment and/or reimbursement of: (i) any fees and/or expenses; (ii) any amounts under any indemnity; and (iii) any rights or protections in relation to consequential losses, in each case due to them under the terms of the Indenture and/or the Existing Security Documents in respect of the period ending on the Exchange Date shall survive and in remain in full force and effect); and

(ix)	any and all:

(A)	obligations of any Scheme Creditor Released Party; and

(B)	rights of any Scheme Creditor Releasing Party, created as a result of the Scheme.

Sch.7-3

The Company hereby instructs the Trustee to forthwith execute and enter into the:

•	[documents] in the form(s) provided with this Officer’s Certificate,

in its capacity as Trustee for the Convertible Bonds.

Please also take all necessary steps and actions to mark down and destroy the Global Note representing the Convertible Bonds in accordance with the Trust Deed.

This certificate and any non-contractual obligations arising out of or in connection with it are governed by and construed in accordance with the laws of England.

Name:
Title:

Name:
Title:

Sch.7-4

Schedule 1

Court Orders

Sch.7-5

Schedule 2

Chapter 15 Order

Sch.7-6

SCHEDULE 8

COMMON DEPOSITARY INSTRUCTIONS

Sch.8-1

COMMON DEPOSITARY INSTRUCTION

2017 Notes

Date:

To:	Citibank Europe Plc as common depositary for the Clearing Systems (as defined in the Explanatory Statement) (“Common Depositary”)

Dear Sirs,

1.	We refer to:

(a)	the indenture dated 18 September 2012 (as amended, supplemented or otherwise modified from time to time) entered into by, inter alia, Kaisa Group Holdings Ltd (“Company”) and Citicorp International Limited (“Trustee”) pursuant to which the US$250 million 12.875% Senior Notes due 2017 (“2017 Notes”) were constituted (“Indenture”);

(b)	the Explanatory Statement (as defined below); and

(c)	the Officer’s Certificate of the Company dated [ ] issued to the Trustee, a copy of which is enclosed.

2.	In this letter:

“Explanatory Statement” means the explanatory statement dated [        ] relating to the Schemes; and

“Schemes” means (i) the scheme of arrangement in respect of the Company under section 86 of the Companies Law (2013 Revision) applicable in the Cayman Islands, and (ii) the scheme of arrangement in respect of the Company under section 673 and 674 of the Companies Ordinance (Cap 622) as applicable in Hong Kong.

3.	Unless otherwise expressly defined herein, terms defined in the Explanatory Statement have the same meaning when used in this letter.

4.	We hereby confirm that:

(a)	the Grand Court Order was made on [ ] and the High Court Order was made on [ ] (copies of which are attached);

(b)	[a copy of the Chapter 15 Scheme Order is attached1].

(c)	the Effective Date has occurred, and we are duly authorised under Clause [ ] of the Schemes by the Scheme Creditors holding the 2017 Notes to issue this letter to you.

[1]	To be included if requirement not waived by Trustee pursuant to the Schemes.

Sch.8-2

5.	Pursuant to Clause [ ] of the Scheme, we hereby direct the Common Depositary, upon receipt of corresponding instructions to that effect from the Clearing Systems, to:

(a)	deliver the Global Note relating to the 2017 Notes to the Registrar for cancellation; and

(b)	take any and all such other action as may be required under the Indenture or otherwise to effect the cancellation and discharge of the 2017 Notes.

6.	This letter and any non-contractual obligations arising out of or in connection with it are governed by and construed in accordance with the law of the State of New York.

Yours faithfully,

Name:
Title:

Sch.8-3

COMMON DEPOSITARY INSTRUCTION

2019 Notes

Date:

To:	[Citibank Europe Plc] as common depositary for the Clearing Systems (as defined in the Explanatory Statement) (“Common Depositary”)

Dear Sirs,

1.	We refer to:

(a)	the indenture dated 6 June 2014 (as amended, supplemented or otherwise modified from time to time) entered into by, inter alia, Kaisa Group Holdings Ltd (“Company”) and Citicorp International Limited (“Trustee”) pursuant to which the US$400 million 9% Senior Notes due 2019 (“2019 Notes”) were constituted (“Indenture”);

(b)	the Explanatory Statement (as defined below); and

(c)	the Officer’s Certificate of the Company dated [ ] issued to the Trustee, a copy of which is enclosed.

2.	In this letter:

“Explanatory Statement” means the explanatory statement dated [         ] relating to the Schemes; and

“Schemes” means (i) the scheme of arrangement in respect of the Company under section 86 of the Companies Law (2013 Revision) applicable in the Cayman Islands, and (ii) the scheme of arrangement in respect of the Company under section 673 and 674 of the Companies Ordinance (Cap 622) as applicable in Hong Kong.

3.	Unless otherwise expressly defined herein, terms defined in the Explanatory Statement have the same meaning when used in this letter.

4.	We hereby confirm that:

(a)	the Grand Court Order was made on [ ] and the High Court Order was made on [ ] (copies of which are attached);

(b)	[a copy of the Chapter 15 Scheme Order is attached2].

(c)	the Effective Date has occurred, and we are duly authorised under Clause [ ] of the Schemes by the Scheme Creditors holding the 2019 Notes to issue this letter to you.

[2]	To be included if requirement not waived by Note Trustee pursuant to the Schemes.

Sch.8-4

5.	Pursuant to Clause [ ] of the Scheme, we hereby direct the Common Depositary, upon receipt of corresponding instructions to that effect from the Clearing Systems, to:

(a)	deliver the Global Note relating to the 2019 Notes to the Registrar for cancellation; and

(b)	take any and all such other action as may be required under the Indenture or otherwise to effect the cancellation and discharge of the 2019 Notes.

6.	This letter and any non-contractual obligations arising out of or in connection with it are governed by and construed in accordance with the law of the State of New York.

Yours faithfully,

Name:
Title:

Sch.8-5

COMMON DEPOSITARY INSTRUCTION

2020 Notes

Date:

To:	[Citibank Europe Plc] as common depositary for the Clearing Systems (as defined in the Explanatory Statement) (“Common Depositary”)

Dear Sirs,

1.	We refer to:

(a)	the indenture dated 8 January 2013 (as amended, supplemented or otherwise modified from time to time) entered into by, inter alia, Kaisa Group Holdings Ltd (“Company”) and Citicorp International Limited (“Trustee”) pursuant to which the US$500 million 10.25% Senior Notes due 2020 (“2020 Notes”) were constituted (“Indenture”);

(b)	the Explanatory Statement (as defined below); and

(c)	the Officer’s Certificate of the Company dated [ ] issued to the Trustee, a copy of which is enclosed.

2.	In this letter:

“Explanatory Statement” means the explanatory statement dated [             ] relating to the Schemes; and

“Schemes” means (i) the scheme of arrangement in respect of the Company under section 86 of the Companies Law (2013 Revision) applicable in the Cayman Islands, and (ii) the scheme of arrangement in respect of the Company under section 673 and 674 of the Companies Ordinance (Cap 622) as applicable in Hong Kong.

3.	Unless otherwise expressly defined herein, terms defined in the Explanatory Statement have the same meaning when used in this letter.

4.	We hereby confirm that:

(a)	the Grand Court Order was made on [ ] and the High Court Order was made on [ ] (copies of which are attached);

(b)	[a copy of the Chapter 15 Scheme Order is attached3].

(c)	the Effective Date has occurred, and we are duly authorised under Clause [ ] of the Schemes by the Scheme Creditors holding the 2020 Notes to issue this letter to you.

[3]	To be included if requirement not waived by Note Trustee pursuant to the Schemes.

Sch.8-6

5.	Pursuant to Clause [ ] of the Scheme, we hereby direct the Common Depositary, upon receipt of corresponding instructions to that effect from the Clearing Systems, to:

(a)	deliver the Global Note relating to the 2020 Notes to the Registrar for cancellation; and

(b)	take any and all such other action as may be required under the Indenture or otherwise to effect the cancellation and discharge of the 2020 Notes.

6.	This letter and any non-contractual obligations arising out of or in connection with it are governed by and construed in accordance with the law of the State of New York.

Yours faithfully,

Name:
Title:

Sch.8-7

COMMON DEPOSITARY INSTRUCTION

Convertible Bonds

Date:

To:	Citivic Nominees Limited as common depositary for the Clearing Systems (as defined in the Explanatory Statement) (“Common Depositary”)

Dear Sirs,

1.	We refer to:

(a)	the trust deed dated 20 December 2010 (as amended, supplemented or otherwise modified from time to time) entered into by, inter alia, Kaisa Group Holdings Ltd (“Company”) and Citicorp International Limited (“Trustee”) pursuant to which the RMB1,500,000,000 USD Settled 8 per cent Convertible Bonds due 2015 convertible into ordinary shares of the Company (“Convertible Bonds”) were constituted (“Trust Deed”);

(b)	the Explanatory Statement (as defined below); and

(c)	the Officer’s Certificate of the Company dated [ ] issued to the Trustee, a copy of which is enclosed.

2.	In this letter:

“Explanatory Statement” means the explanatory statement dated [         ] relating to the Schemes; and

“Schemes” means (i) the scheme of arrangement in respect of the Company under section 86 of the Companies Law (2013 Revision) applicable in the Cayman Islands, and (ii) the scheme of arrangement in respect of the Company under section 673 and 674 of the Companies Ordinance (Cap 622) as applicable in Hong Kong.

3.	Unless otherwise expressly defined herein, terms defined in the Explanatory Statement have the same meaning when used in this letter.

4.	We hereby confirm that:

(a)	the Grand Court Order was made on [ ] and the High Court Order was made on [ ] (copies of which are attached); and

(b)	the Effective Date has occurred, and we are duly authorised under Clause [ ] of the Schemes by the Scheme Creditors holding the Convertible Bonds to issue this letter to you.

5.	Pursuant to Clause [ ] of the Scheme, we hereby direct the Common Depositary, upon receipt of corresponding instructions to that effect from the Clearing Systems, to:

Sch.8-8

(a)	deliver the Global Certificate relating to the Convertible Bonds to the Registrar for cancellation; and

(b)	take any and all such other action as may be required under the Trust Deed or otherwise to effect the cancellation and discharge of the Convertible Bonds.

6.	This letter and any non-contractual obligations arising out of or in connection with it are governed by and construed in accordance with the law of England.

Yours faithfully,

Name:
Title:

Sch.8-9

SCHEDULE 9

2018 NOTES DEPOSITARY INSTRUCTION

Sch.9-1

[This letter must be sent by E-mail to DTC’s Announcements Department at mandatoryreorgannouncements@dtcc.com]

Date:

To:	Depository Trust & Clearing Corp.

570 Washington Blvd.

Jersey City

NJ 07310

Attn: Mandatory Reorg Announcements

By e-mail: mandatoryreorgannouncements@dtcc.com

Dear Sirs,

Re: Kaisa Group Holdings Ltd (“Kaisa”)

CUSIP#: (“CUSIPs”)

Please accept this letter as your authorization to delete the entire position for the CUSIPs. The securities are deemed null, void and worthless. There will be no future payments.

Kaisa hereby agrees to indemnify and defend DTC and Cede & Co., and each of their respective subsidiaries and affiliates, officers, directors, employees, agents and attorneys, (the “Indemnitees”) against, and hold the Indemnitees harmless from, any Losses4 and Legal Actions5 suffered or incurred by the Indemnitees resulting from, relating to, arising out of or in connection with the deletion of the CUSIPs (the “Request”), except as a result of the Indemnitees’ willful misconduct or gross negligence or fraud. By way of example but not by way of limitation, this indemnity applies to Legal Actions between and/or among Kaisa and/or Indemnitees.

Kaisa represents and warrants that we are duly authorized to execute this indemnity.

Yours sincerely,

Name:
Title:

Company Name: Kaisa Group Holdings Ltd
Phone #:
E-mail:

[4]	“Losses” means and includes all losses, liabilities, damages, judgments, liabilities, payments, obligations, costs and expenses (including, without limitation, any costs of investigation and legal fees and expenses incurred in connection with, resulting from, relating to, arising out of or in connection with the Request), regardless of whether or not any liability, payment, obligation or judgment is ultimately imposed against the Indemnitees.
[5]	“Legal Action” means and includes any claim, counterclaim, demand, action, suit, countersuit, arbitration, inquiry, proceeding or investigation before any federal, state or foreign court or other tribunal, or any investigative or regulatory agency or self-regulatory organization.

Sch.9-2

SCHEDULE 10

CLEARING SYSTEM INSTRUCTION

Sch.10-1

CLEARING SYSTEMS INSTRUCTION

2017 Notes

Date:

To:	Euroclear Bank S.A./N.V. / Clearstream Banking société anonyme as clearing systems for the 2017 Notes (as defined below)

Dear Sirs,

Cancellation of US$250 million 12.875% Senior Notes due 2017 (“2017 Notes”) issued by Kaisa Group Holdings Ltd (“Company”) (ISIN XS0828366756)

On [     ] 2016, the High Court of Hong Kong sanctioned a scheme of arrangement between the Company and the beneficial holders of the 2017 Notes (“Scheme”). The order of [Mr. Justice            ] which sanctioned the Scheme (“Order”) was registered on [     ], and a copy of the Order is attached to this letter.

Pursuant to the Scheme, all of the 2017 Notes are to be cancelled.

On receipt of this instruction, we hereby request that you request all 2017 Notes to be cancelled in accordance with your standard procedures.

Please confirm to the Information Agent, Lucid Issuer Services Limited, that this instruction has been processed.

Yours faithfully,

for and on behalf

Kaisa Group Holdings Ltd

cc. Lucid Issuer Services Limited

Tankerton Works

12 Argyle Walk

London

WC1H 8HA

England

Attention: Sunjeeve Patel / David Shilson

Telephone: +44 20 7704 0880

Facsimile: + 44 20 7067 9098

Email: kaisa@lucid-is.com

Sch.10-2

CLEARING SYSTEMS INSTRUCTION

2018 Notes

Date:

To:	The Depositary Trust Company as clearing system for the 2018 Notes (as defined below)

Dear Sirs,

Cancellation of US$800 million 8.875% Senior Notes due 2018 (“2018 Notes”) issued by Kaisa Group Holdings Ltd (“Company”) (ISIN USG52132AF72 and US48300TAB89)

On [    ] 2016, the High Court of Hong Kong sanctioned a scheme of arrangement between the Company and the beneficial holders of the 2018 Notes (“Scheme”). The order of [Mr. Justice            ] which sanctioned the Scheme (“Order”) was registered on [    ], and a copy of the Order is attached to this letter.

Pursuant to the Scheme, all of the 2018 Notes are to be cancelled.

On receipt of this instruction, we hereby request that you request all 2018 Notes to be cancelled in accordance with your standard procedures.

Please confirm to the Information Agent, Lucid Issuer Services Limited, that this instruction has been processed.

Yours faithfully,

for and on behalf

Citicorp International Limited

cc. Lucid Issuer Services Limited

Tankerton Works

12 Argyle Walk

London

WC1H 8HA

England

Attention: Sunjeeve Patel / David Shilson

Telephone: +44 20 7704 0880

Facsimile: + 44 20 7067 9098

Email: kaisa@lucid-is.com

Sch.10-3

CLEARING SYSTEMS INSTRUCTION

2019 Notes

Date:

To:	Euroclear Bank S.A./N.V. / Clearstream Banking société anonyme as clearing systems for the 2019 Notes (as defined below)

Dear Sirs,

Cancellation of US$400 million 9% Senior Notes due 2019 (“2019 Notes”) issued by Kaisa Group Holdings Ltd (“Company”) (ISIN XS1071368861)

On [    ] 2016, the High Court of Hong Kong sanctioned a scheme of arrangement between the Company and the beneficial holders of the 2019 Notes (“Scheme”). The order of [Mr. Justice            ] which sanctioned the Scheme (“Order”) was registered on [     ], and a copy of the Order is attached to this letter.

Pursuant to the Scheme, all of the 2019 Notes are to be cancelled.

On receipt of this instruction, we hereby request that you request all 2019 Notes to be cancelled in accordance with your standard procedures.

Please confirm to the Information Agent, Lucid Issuer Services Limited, that this instruction has been processed.

Yours faithfully,

for and on behalf

Kaisa Group Holdings Ltd

cc. Lucid Issuer Services Limited

Tankerton Works

12 Argyle Walk

London

WC1H 8HA

England

Attention: Sunjeeve Patel / David Shilson

Telephone: +44 20 7704 0880

Facsimile: + 44 20 7067 9098

Email: kaisa@lucid-is.com

Sch.10-4

CLEARING SYSTEMS INSTRUCTION

2020 Notes

Date:

To:	Euroclear Bank S.A./N.V. / Clearstream Banking société anonyme as clearing systems for the 2020 Notes (as defined below)

Dear Sirs,

Cancellation of US$500 million 10.25% Senior Notes due 2020 (“2020 Notes”) issued by Kaisa Group Holdings Ltd (“Company”) (ISIN XS0871580477)

On [    ] 2016, the High Court of Hong Kong sanctioned a scheme of arrangement between the Company and the beneficial holders of the 2020 Notes (“Scheme”). The order of [Mr. Justice            ] which sanctioned the Scheme (“Order”) was registered on [    ], and a copy of the Order is attached to this letter.

Pursuant to the Scheme, all of the 2020 Notes are to be cancelled.

On receipt of this instruction, we hereby request that you request all 2020 Notes to be cancelled in accordance with your standard procedures.

Please confirm to the Information Agent, Lucid Issuer Services Limited, that this instruction has been processed.

Yours faithfully,

for and on behalf

Kaisa Group Holdings Ltd

cc. Lucid Issuer Services Limited

Tankerton Works

12 Argyle Walk

London

WC1H 8HA

England

Attention: Sunjeeve Patel / David Shilson

Telephone: +44 20 7704 0880

Facsimile: + 44 20 7067 9098

Email: kaisa@lucid-is.com

Sch.10-5

CLEARING SYSTEMS INSTRUCTION

Convertible bonds

Date:

To:	Euroclear Bank S.A./N.V. / Clearstream Banking société anonyme as clearing systems for the Convertible Bonds (as defined below)

Dear Sirs,

Cancellation of RMB 1,500,000,000 USD Settled 8% Convertible Bonds due 2015 (“Convertible Bonds”) issued by Kaisa Group Holdings Ltd (“Company”) (ISIN XS0566792353)

On [    ] 2016, the High Court of Hong Kong sanctioned a scheme of arrangement between the Company and the beneficial holders of the Convertible Bonds (“Scheme”). The order of [Mr. Justice         ] which sanctioned the Scheme (“Order”) was registered on [    ], and a copy of the Order is attached to this letter.

[Pursuant to the Scheme, all of the Convertible Bonds are to be cancelled. ]

[On receipt of this instruction, we hereby request that you request all Convertible Bonds to be cancelled in accordance with your standard procedures.]

Please confirm to the Information Agent, Lucid Issuer Services Limited, that this instruction has been processed.

Yours faithfully,

for and on behalf

Kaisa Group Holdings Ltd

cc. Lucid Issuer Services Limited

Tankerton Works

12 Argyle Walk

London

WC1H 8HA

England

Attention: Sunjeeve Patel / David Shilson

Telephone: +44 20 7704 0880

Facsimile: + 44 20 7067 9098

Email: kaisa@lucid-is.com

Sch.10-6

SCHEDULE 11

DEEDS OF RELEASE

Sch.11-1

Dated

KAISA GROUP HOLDINGS LTD.

THE SUBSIDIARY GUARANTORS

RELEASED ADVISERS

CITICORP INTERNATIONAL LIMITED

(as trustee for the Noteholders)

CITICORP INTERNATIONAL LIMITED

(as trustee and security trustee for the CB Holders)

CITICORP INTERNATIONAL LIMITED

(as shared security agent for the benefit of the Existing Notes Trustee (for the benefit of the

Noteholders and CB Trustee (for itself and the benefit of the CB Holders) and the other Secured

Parties)

REGISTRAR

CITIBANK EUROPE PLC

(as common depositary for the Senior Clearing Systems in respect of the 2017 Notes, 2019 Notes and

2020 Notes)

THE DEPOSITARY TRUST COMPANY

(as the depositary for the Global Note issued pursuant to the 2018 Indenture)

HONG KONG MONETARY AUTHORITY

(as the depositary for the CMU in respect of the 2016 Notes)

and

THE SCHEME CREDITORS

GLOBAL DEED OF RELEASE

Sch.11-2

THIS DEED is made on

BETWEEN:

(1)	KAISA GROUP HOLDINGS LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands with registered number CT-192502 (“Company”);

(2)	THE SUBSIDIARY GUARANTORS, listed in Part 1 of Schedule 1 (“Subsidiary Guarantors”);

(3)	THE RELEASED ADVISERS, listed in Part 2 of Schedule 1 (“Released Advisers”);

(4)	CITICORP INTERNATIONAL LIMITED, as trustee for the Noteholders (“Existing Notes Trustee”);

(5)	CITICORP INTERNATIONAL LIMITED, as trustee and security trustee for the CB Holders (“CB Trustee”);

(6)	CITICORP INTERNATIONAL LIMITED, as shared security agent for the benefit of the Existing Notes Trustee (for the benefit of the Noteholders and CB Trustee (for itself and the benefit of the CB Holders) and the other Secured Parties (“Common Security Trustee”);

(7)	THE REGISTRAR, listed in Part 3 of Schedule 1 (“Registrar”);

(8)	CITIBANK EUROPE PLC, as common depositary for the Senior Clearing Systems in respect of the 2017 Notes, 2019 Notes and 2020 Notes (“Common Depositary”);

(9)	THE DEPOSITARY TRUST COMPANY, as the depositary for the Global Note issued pursuant to the 2018 Indenture (“2018 Notes Depositary”);

(10)	HONG KONG MONETARY AUTHORITY, as the depositary for the CMU in respect of the 2016 Notes (“HKMA”);

(11)	THE SCHEME CREDITORS, as defined in the Scheme, acting by the Company pursuant to the authority conferred upon the Company by the Scheme Creditors under Clause 7.1 of the Scheme.

BACKGROUND

(A)	Schemes of arrangement were proposed in respect of the Company under section 86 of the Cayman Islands Companies Law (2013 Revision) (“Cayman Scheme”) and under section 673 and 674 of the Companies Ordinance (Cap 622 of the law of Hong Kong) (“HK Scheme” and together with the Cayman Scheme, the “Schemes”).

(B)	Pursuant to the Schemes, the Scheme Claims are being released, together with all Claims and Liabilities (as defined in the Scheme) each of the Scheme Creditors have against the Company and the Subsidiary Guarantors as set out more fully in the Schemes.

(C)	Under the authority conferred by the Schemes approved by orders of the Grand Court of the Cayman Islands and the High Court of Hong Kong, the Company has been authorized to execute and deliver this Deed, the HK Deed of Release and the NY Deed of Release on behalf of the Scheme Creditors in order to facilitate the transactions contemplated by the Schemes.

Sch.11-3

(D)	The Parties have agreed to enter into and execute this Deed on the terms set out herein and intend that the other Released Parties should have the benefit of this Deed.

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Terms defined in the Schemes shall, unless otherwise defined in this Deed or unless a contrary intention appears, bear the same meaning when used in this Deed, and the following terms shall have the following meanings:

HK Deed of Release: the form of deed of release set out in Schedule 2.

NY Deed of Release: the form of deed of release set out in Schedule 3.

Release Instructions: the irrevocable authority to the Company from each of the Scheme Creditors pursuant to the Schemes to, from and after the Scheme Effective Date, enter into, execute and deliver the Deeds of Release, and any other release, deed and/or document to give effect to the Schemes, on behalf of each Scheme Creditor.

Released Parties: the beneficiaries of a release under this Deed.

1.2	In this Deed, unless otherwise specified:

(a)	references to parties, Clauses and Schedules, are to Clauses of, and the parties and Schedules to, this Deed, and references to this Deed include a reference to each of its Schedules;

(b)	a reference to this Deed, an agreement or other document is a reference to this Deed, that agreement or document as supplemented, amended, novated or replaced from time to time in accordance with its terms, and to any agreement, deed or document executed pursuant thereto;

(c)	headings are for convenience only and shall not affect the interpretation of this Deed; and

(d)	a reference to the provision of any statute, statutory provision, order, instrument, rule or regulation is to that provision as amended or re-enacted from time to time, any provision of which it is a re-enactment or consolidation and any order, instrument, rule or regulation at any time made or issued under it.

2.	RELEASE BY SCHEME CREDITORS

2.1	Subject to Clause 9.4 of the Schemes, and subject to Clause 2.2 below, and pursuant to the authority conferred by the Release Instructions, each of the Scheme Creditors on behalf of itself and each of its agents, representatives, officers, directors, advisers, employees, subsidiaries, affiliates, predecessors, successors and assigns (each a “Scheme Creditor Releasing Party”) to the fullest extent permitted by law, shall and shall be deemed to completely and forever release, waive, void, acquit, forgive, extinguish and discharge unconditionally each of:

(a)	the Company, its Personnel and Affiliates;

(b)	the Subsidiary Guarantors, their Personnel and Affiliates;

Sch.11-4

(c)	the Released Advisers, their Personnel and Affiliates;

(d)	the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, in such capacities, and their Personnel and Affiliates;

and each of their respective firms’ and companies’ current and former direct and indirect affiliates, equity holders, members, managing members, officers, directors, employees, advisers, principals, attorneys, professional advisers, accountants, investment bankers, consultants, agents, and representatives (including their respective affiliates), and in their capacities as such (each a “Scheme Creditor Released Party” and collectively, the “Scheme Creditor Released Parties”) from any and all Claims and/or Liabilities which are or relate to Scheme Claims (including Claims and/or Liabilities arising in respect of the Existing HY Notes Guarantees and/or the Existing CB Guarantees and/or the Existing Offshore Loans Guarantees against the Subsidiary Guarantors).

2.2	The releases under Clause 2.1 exclude the following Claims and Liabilities:

(a)	any and all claims or causes of action arising from or relating to fraud, breach of fiduciary duty, dishonesty, wilful default or wilful misconduct;

(b)	the liability of any Released Adviser and its Personnel arising under a duty of care to its client;

(c)	any Claims against or Liabilities of any Released Adviser, its Personnel and Affiliates that are entirely unrelated to the RSA, the Support Undertaking, the Restructuring Transactions, the Schemes, the negotiation or preparation thereof, or to any related matter;

(d)	any and all:

a.	Claims against and Liabilities of any Scheme Creditor Released Party which are not or do not relate to Scheme Claims; and

b.	Claims of and Liabilities owed to each of the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Noteholders, CB Holders, the Existing Offshore Loans Creditors, the Registrar, the Common Depositary, the 2018 Notes Depositary and the HKMA, and their Personnel and Affiliates, which are not or do not relate to Scheme Claims (for the avoidance of doubt, the rights of the Citi Trust Entities to payment and/or reimbursement of: (i) any fees and/or expenses; (ii) any amounts under any indemnity; and (iii) any rights or protections in relation to consequential losses, in each case due to them under the terms of the Existing Indentures and/or the CB Trust Deed, and/or the Existing Security Documents in respect of the period ending on the Exchange Date shall survive and remain in full force and effect); and

(e)	any and all:

c.	obligations of any Scheme Creditor Released Party created as a result of the Schemes; and

d.	rights of any Scheme Creditor Releasing Party created as a result of the Schemes.

Sch.11-5

2.3	The Scheme Creditors hereby acknowledge and agree that the right of the Scheme Creditors to receive Scheme Consideration in accordance with the Schemes is accepted in full and final settlement of all Claims and Liabilities waived and released under this Deed.

2.4	Each of the Scheme Creditor Released Parties that is not a party to this Deed shall be entitled to rely on and enjoy the benefit of this Clause 2 as if he, she or it were a party to this Deed.

3.	RELEASE BY COMPANY AND SUBSIDIARY GUARANTORS

3.1	Subject to Clause 9.4 of the Schemes, and subject to Clause 3.2 below, and pursuant to the authority conferred by the Release Instructions, each of the Company and the Subsidiary Guarantors on behalf of itself and each of its agents, representatives, officers, directors, advisers, employees, subsidiaries, affiliates (each a “Kaisa Releasing Party” and collectively, the “Kaisa Releasing Parties”) to the fullest extent permitted by law, shall and shall be deemed to completely and forever release, waive, void, acquit, forgive, extinguish and discharge unconditionally each of:

(a)	the Scheme Creditors, their Personnel and Affiliates;

(b)	the Subsidiary Guarantors and their Personnel and Affiliates;

(c)	the Company and its Personnel and Affiliates;

(d)	the Released Advisers, their Personnel and Affiliates;

(e)	the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, in such capacities, and their Personnel and Affiliates;

and each of their respective firms’ and companies’ current and former direct and indirect affiliates, equity holders, members, managing members, officers, directors, employees, advisers, principals, attorneys, professional advisers, accountants, investment bankers, consultants, agents, and representatives (including their respective affiliates), and in their capacities as such (each a “Kaisa Released Party” and collectively, the “Kaisa Released Parties”) from any and all Claims and/or Liabilities which are or relate to Scheme Claims.

3.2	The releases under Clause 3.1 exclude the following Claims and Liabilities:

(a)	any and all claims or causes of action arising from or relating to fraud, breach of fiduciary duty, dishonesty, wilful default or wilful misconduct;

(b)	the liability of any Released Adviser and its Personnel arising under a duty of care to its client;

(c)	any and all Claims against or Liabilities of any Scheme Creditor, the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Noteholders, the CB Holders, the Existing Offshore Loans Creditors, the Registrar, the Common Depositary, the 2018 Notes Depositary and the HKMA, and their Personnel and Affiliates, which do not relate to or arise in respect of the Existing HY Notes, the Existing Indentures, the Convertible Bonds, the CB Trust Deed and/or the Existing Offshore Loans; and

(d)	any and all:

a.	obligations of any Kaisa Released Party created as a result of the Schemes; and

b.	rights of any Kaisa Releasing Party created as a result of the Schemes.

Sch.11-6

3.3	Each of the Kaisa Released Parties who is not a party to this Deed shall be entitled to rely on and enjoy the benefit of this Clause 3 as if he, she or it were a party to this Deed.

4.	HK DEED OF RELEASE

On or after the Scheme Effective Date, and pursuant to the authority conferred by the Release Instructions, the relevant parties to the HK Deed of Release will enter into the HK Deed of Release.

5.	NY DEED OF RELEASE

On or after the Scheme Effective Date, and pursuant to the authority conferred by the Release Instructions, the relevant parties to the NY Deed of Release will enter into the NY Deed of Release.

6.	FURTHER ASSURANCE

At the request of a party, the other parties shall execute and deliver such documents, and do such things, as may reasonably be required to give full effect to this Deed, including, without limitation, to perfect or evidence any release referred to in this Deed.

7.	CONFLICT

If any provision or part provision of this Deed is invalid, illegal or unenforceable, the parties shall negotiate in good faith to amend such provision so that, as amended, it is legal, valid and enforceable and, to the greatest extent possible, achieves the intended commercial result of the original provision or part provision.

8.	SEVERABILITY

Each provision contained in this Deed shall be severable and distinct from every other such provision and if at any time any one of the provisions contained herein becomes invalid, illegal or unenforceable in any respect under the laws of any jurisdiction, neither the validity, legality or enforceability of the remaining provisions nor the validity, legality or enforceability of the provisions under the laws of any other jurisdiction shall in any way be affected or impaired thereby.

9.	THIRD PARTIES

9.1	Each Released Party and all of their respective firms’ and companies’ current and former direct and indirect affiliates, equity holders, members, managing members, officers, directors, employees, advisers, principals, attorneys, professional advisers, accountants, investment bankers, consultants, agents, and representatives (including their respective affiliates) may rely on this Deed and enforce any of its terms as if it were a party to this Deed.

9.2	Subject to Clauses 2.4, 3.3 and 9.1, a person who is not a party to this Deed has no rights under this Deed to enforce or enjoy the benefit of any terms of this Deed.

9.3	The Released Advisers have entered into this Deed solely for the purpose of obtaining the benefit of the provisions in their favour.

9.4	Notwithstanding any term of this Deed, the parties agree that the consent of any person who is not a party is not required to rescind or vary this Deed at any time.

Sch.11-7

10.	AMENDMENTS AND WAIVERS

Any term of this Deed may be amended or waived only with the consent of the parties and any such amendment or waiver will be binding on all parties.

11.	COUNTERPARTS

This Deed may be executed in any number of counterparts and by the different parties hereto as separate counterparts, but shall not be effective until each party has executed at least one counterpart, each of which, when executed and delivered, shall constitute an original, but all the counterparts shall together constitute one and the same instrument.

12.	GOVERNING LAW AND JURISDICTION

12.1	This Deed and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with the laws of the Cayman Islands.

12.2	The Cayman Islands courts shall have exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute which may arise out of or in connection with this Deed or any non-contractual obligations arising out of or in connection with this Deed and, for such purposes, each of the Scheme Creditors irrevocably submits to the jurisdiction of the courts of the Cayman Islands.

Sch.11-8

SCHEDULE 1

Part 1

Subsidiary Guarantors

1.	Chang Ye Investment Company Limited
2.	Da Hua Investment Company Limited
3.	Dong Chang Investment Company Limited
4.	Dong Sheng Investment Company Limited
5.	Guang Feng Investment Company Limited
6.	Heng Chang Investment Company Limited
7.	Jie Feng Investment Company Limited
8.	Jin Chang Investment Company Limited
9.	Rong Hui Investment Company Limited
10.	Rui Jing Investment Company Limited
11.	Tai He Xiang Investment Company Limited
12.	Xie Mao Investment Company Limited
13.	Ye Chang Investment Company Limited
14.	Zheng Zhong Tian Investment Company Limited
15.	Tai He Sheng Investment Company Limited
16.	Tai An Da Investment Company Limited
17.	Tai Chang Jian Investment Company Limited
18.	Tai Chong Fa Investment Company Limited
19.	Tai Chong Li Investment Company Limited
20.	Bakai Investments Limited
21.	Yifa Trading Limited
22.	Advance Guard Investments Limited
23.	Victor Select Limited
24.	Central Broad Limited
25.	Guo Cheng Investments Limited
26.	Ri Xiang Investments Limited
27.	Yin Jia Investments Limited
28.	Kaisa Investment Consulting Limited
29.	Cornwell Holdings (Hong Kong) Limited
30.	Goldenform Company Limited
31.	Hong Kong Jililong Industry Co., Limited
32.	Kaisa Holdings Limited
33.	Leisure Land Hotel Management (China) Limited
34.	Regal Silver Manufacturing Limited
35.	Success Take International Limited
36.	Woodland Height Holdings Limited
37.	Yi Qing Investment Company Limited
38.	Yong Rui Xiang Investment Company Limited
39.	Zhan Zheng Consulting Company Limited
40.	Kaisa Investment (China) Limited
41.	Wan Rui Fa Investment Company Limited
42.	Wan Rui Chang Investment Company Limited
43.	Wan Tai Chang Investment Company Limited
44.	Wan Jin Chang Investment Company Limited
45.	Multi-Shiner Limited
46.	Hong Kong Kaisa Industry Co., Limited
47.	Bakai Investments (Hong Kong) Limited
48.	Topway Asia Group Limited
49.	Kaisa Finance Holdings Limited

Sch.11-9

50.	Hong Kong Kaisa Trading Limited
51.	Hong Kong Wanyuchang Trading Limited
52.	Hong Kong Zhaoruijing Trading Limited
53.	Profit Victor Investments (Hong Kong) Limited
54.	Central Broad (Hong Kong) Investment Limited
55.	Guo Cheng (Hong Kong) Investment Limited
56.	Ri Xiang (Hong Kong) Investment Limited
57.	Yin Jia (Hong Kong) Investment Limited
58.	Jet Smart Global Development Limited
59.	Apex Walk Limited
60.	Vast Wave Limited
61.	Xian Zhang Limited
62.	Rich Tech Hong Kong Investment Limited
63.	Apex Walk (Hong Kong) Limited
64.	Vast Wave (Hong Kong) Limited
65.	Xian Zhang (Hong Kong) Limited
66.	Fulbright Financial Group (Enterprise) Limited
67.	Fulbright Financial Group (Development) Limited
68.	Fulbright Financial Group (Hong Kong) Limited

Part 2

Released Advisers

1.	Harneys
2.	Houlihan
3.	K&E
4.	Tanner De Witt
5.	Sidley
6.	Ropes & Gray
7.	AlixPartners
8.	Deloitte
9.	Lucid
10.	O&M
11.	Walkers
12.	Moelis
13.	Mourant
14.	DTZ

Part 3

Registrar

1.	Citicorp International Limited (as Registrar for the 2016 Notes)
2.	Citigroup Global Markets Deutschland AG (as Registrar for the 2017 Notes, 2018 Notes, 2019 Notes, 2020 Notes and Convertible Bonds)

Sch.11-10

SCHEDULE 2

HK DEED OF RELEASE

Sch.11-11

Dated

KAISA GROUP HOLDINGS LTD.

THE SUBSIDIARY GUARANTORS

RELEASED ADVISERS

CITICORP INTERNATIONAL LIMITED

(as trustee for the Noteholders)

CITICORP INTERNATIONAL LIMITED

(as trustee and security trustee for the CB Holders)

CITICORP INTERNATIONAL LIMITED

(as shared security agent for the benefit of the Existing Notes Trustee (for the benefit of the Noteholders and CB Trustee (for itself and the benefit of the CB Holders) and the other Secured Parties)

REGISTRAR

CITIBANK EUROPE PLC

(as common depositary for the Senior Clearing Systems in respect of the 2017 Notes, 2019 Notes and 2020 Notes)

THE DEPOSITARY TRUST COMPANY

(as the depositary for the Global Note issued pursuant to the 2018 Indenture)

HONG KONG MONETARY AUTHORITY

(as the depositary for the CMU in respect of the 2016 Notes)

and

THE SCHEME CREDITORS

HK DEED OF RELEASE

Sch.11-12

THIS DEED is made on

BETWEEN:

(1)	KAISA GROUP HOLDINGS LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands with registered number CT-192502 (“Company”);

(2)	THE SUBSIDIARY GUARANTORS, listed in Part 1 of Schedule 1 (“Subsidiary Guarantors”);

(3)	THE RELEASED ADVISERS, listed in Part 2 of Schedule 1 (“Released Advisers”);

(4)	CITICORP INTERNATIONAL LIMITED, as trustee for the Noteholders (“Existing Notes Trustee”);

(5)	CITICORP INTERNATIONAL LIMITED, as trustee and security trustee for the CB Holders (“CB Trustee”);

(6)	CITICORP INTERNATIONAL LIMITED, as shared security agent for the benefit of the Existing Notes Trustee (for the benefit of the Noteholders and CB Trustee (for itself and the benefit of the CB Holders) and the other Secured Parties (“Common Security Trustee”);

(7)	THE REGISTRAR, listed in Part 3 of Schedule 1 (“Registrar”);

(8)	CITIBANK EUROPE PLC, as common depositary for the Senior Clearing Systems in respect of the 2017 Notes, 2019 Notes and 2020 Notes (“Common Depositary”);

(9)	THE DEPOSITARY TRUST COMPANY, as the depositary for the Global Note issued pursuant to the 2018 Indenture (“2018 Notes Depositary”);

(10)	HONG KONG MONETARY AUTHORITY, as the depositary for the CMU in respect of the 2016 Notes (“HKMA”);

(11)	THE SCHEME CREDITORS, as defined in the Scheme, acting by the Company pursuant to the authority conferred upon the Company by the Scheme Creditors under Clause 7.1 of the Scheme.

BACKGROUND

(A)	Schemes of arrangement were proposed in respect of the Company under section 86 of the Cayman Islands Companies Law (2013 Revision) (“Cayman Scheme”) and under section 673 and 674 of the Companies Ordinance (Cap 622 of the law of Hong Kong) (“HK Scheme” and together with the Cayman Scheme, the “Schemes”).

(B)	Pursuant to the Schemes, the Scheme Claims are being released, together with all Claims and Liabilities (as defined in the Scheme) each of the Scheme Creditors have against the Company and the Subsidiary Guarantors as set out more fully in the Schemes.

(C)	Under the authority conferred by the Schemes approved by orders of the Grand Court of the Cayman Islands and the High Court of Hong Kong, the Company has been authorized to execute and deliver this Deed on behalf of the Scheme Creditors in order to facilitate the transactions contemplated by the Schemes.

(D)	The Parties have agreed to enter into and execute this Deed on the terms set out herein and intend that the other Released Parties should have the benefit of this Deed.

Sch.11-13

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Terms defined in the Schemes shall, unless otherwise defined in this Deed or unless a contrary intention appears, bear the same meaning when used in this Deed, and the following terms shall have the following meanings:

Global Deed of Release: the form of deed of release dated [    ] 2016 between the parties hereto.

Release Instructions: the irrevocable authority to the Company from each of the Scheme Creditors pursuant to the Schemes to, from and after the Scheme Effective Date, enter into, execute and deliver the Deeds of Release, and any other release, deed and/or document to give effect to the Schemes, on behalf of each Scheme Creditor.

Released Parties: the beneficiaries of a release under this Deed.

1.2	In this Deed, unless otherwise specified:

(a)	references to parties, Clauses and Schedules, are to Clauses of, and the parties and Schedules to, this Deed, and references to this Deed include a reference to each of its Schedules;

(b)	a reference to this Deed, an agreement or other document is a reference to this Deed, that agreement or document as supplemented, amended, novated or replaced from time to time in accordance with its terms, and to any agreement, deed or document executed pursuant thereto;

(c)	headings are for convenience only and shall not affect the interpretation of this Deed; and

(d)	a reference to the provision of any statute, statutory provision, order, instrument, rule or regulation is to that provision as amended or re-enacted from time to time, any provision of which it is a re-enactment or consolidation and any order, instrument, rule or regulation at any time made or issued under it.

2.	RELEASE BY SCHEME CREDITORS

2.1	Subject to Clause 9.4 of the Schemes, and subject to Clause 2.2 below, and pursuant to the authority conferred by the Release Instructions and the Global Deed of Release, each of the Scheme Creditors on behalf of itself and each of its agents, representatives, officers, directors, advisers, employees, subsidiaries, affiliates, predecessors, successors and assigns (each a “Scheme Creditor Releasing Party”) to the fullest extent permitted by law, shall and shall be deemed to completely and forever release, waive, void, acquit, forgive, extinguish and discharge unconditionally each of:

(a)	the Company, its Personnel and Affiliates;

(b)	the Subsidiary Guarantors, their Personnel and Affiliates;

(c)	the Released Advisers, their Personnel and Affiliates;

Sch.11-14

(d)	the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, in such capacities, and their Personnel and Affiliates;

and each of their respective firms’ and companies’ current and former direct and indirect affiliates, equity holders, members, managing members, officers, directors, employees, advisers, principals, attorneys, professional advisers, accountants, investment bankers, consultants, agents, and representatives (including their respective affiliates), and in their capacities as such (each a “Scheme Creditor Released Party” and collectively, the “Scheme Creditor Released Parties”) from any and all Claims and/or Liabilities which are or relate to Scheme Claims (including Claims and/or Liabilities arising in respect of the Existing HY Notes Guarantees and/or the Existing CB Guarantees and/or the Existing Offshore Loans Guarantees against the Subsidiary Guarantors).

2.2	The releases under Clause 2.1 exclude the following Claims and Liabilities:

(a)	any and all claims or causes of action arising from or relating to fraud, breach of fiduciary duty, dishonesty, wilful default or wilful misconduct;

(b)	the liability of any Released Adviser and its Personnel arising under a duty of care to its client;

(c)	any Claims against or Liabilities of any Released Adviser, its Personnel and Affiliates that are entirely unrelated to the RSA, the Support Undertaking, the Restructuring Transactions, the Schemes, the negotiation or preparation thereof, or to any related matter;

(d)	any and all:

(i)	Claims against and Liabilities of any Scheme Creditor Released Party which are not or do not relate to Scheme Claims; and

(ii)	Claims of and Liabilities owed to each of the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Noteholders, CB Holders, the Existing Offshore Loans Creditors, the Registrar, the Common Depositary, the 2018 Notes Depositary and the HKMA, and their Personnel and Affiliates, which are not or do not relate to Scheme Claims (for the avoidance of doubt, the rights of the Citi Trust Entities to payment and/or reimbursement of: (i) any fees and/or expenses; (ii) any amounts under any indemnity; and (iii) any rights or protections in relation to consequential losses, in each case due to them under the terms of the Existing Indentures and/or the CB Trust Deed and/or the Existing Security Documents in respect of the period ending on the Exchange Date shall survive and remain in full force and effect); and

(e)	any and all:

(i)	obligations of any Scheme Creditor Released Party created as a result of the Schemes; and

(ii)	rights of any Scheme Creditor Releasing Party created as a result of the Schemes.

2.3	The Scheme Creditors hereby acknowledge and agree that the right of the Scheme Creditors to receive Scheme Consideration in accordance with the Schemes is accepted in full and final settlement of all Claims and Liabilities waived and released under this Deed.

Sch.11-15

2.4	Each of the Scheme Creditor Released Parties that is not a party to this Deed shall be entitled to rely on and enjoy the benefit of this Clause 2 as if he, she or it were a party to this Deed.

3.	RELEASE BY COMPANY AND SUBSIDIARY GUARANTORS

3.1	Subject to Clause 9.4 of the Schemes, and subject to Clause 3.2 below, and pursuant to the authority conferred by the Release Instructions and the Global Deed of Release, each of the Company and the Subsidiary Guarantors on behalf of itself and each of its agents, representatives, officers, directors, advisers, employees, subsidiaries, affiliates (each a “Kaisa Releasing Party” and collectively, the “Kaisa Releasing Parties”) to the fullest extent permitted by law, shall and shall be deemed to completely and forever release, waive, void, acquit, forgive, extinguish and discharge unconditionally each of:

(a)	the Scheme Creditors, their Personnel and Affiliates;

(b)	the Subsidiary Guarantors and their Personnel and Affiliates;

(c)	the Company and its Personnel and Affiliates;

(d)	the Released Advisers, their Personnel and Affiliates;

(e)	the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, in such capacities, and their Personnel and Affiliates;

and each of their respective firms’ and companies’ current and former direct and indirect affiliates, equity holders, members, managing members, officers, directors, employees, advisers, principals, attorneys, professional advisers, accountants, investment bankers, consultants, agents, and representatives (including their respective affiliates), and in their capacities as such (each a “Kaisa Released Party” and collectively, the “Kaisa Released Parties”) from any and all Claims and/or Liabilities which are or relate to Scheme Claims.

3.2	The releases under Clause 3.1 are expressed to exclude the following Claims and Liabilities:

(a)	any and all claims or causes of action arising from or relating to fraud, breach of fiduciary duty, dishonesty, wilful default or wilful misconduct;

(b)	the liability of any Released Adviser and its Personnel arising under a duty of care to its client;

(c)	any and all Claims against or Liabilities of any Scheme Creditor, the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Noteholders, the CB Holders, the Existing Offshore Loans Creditors, the Registrar, the Common Depositary, the 2018 Notes Depositary and the HKMA, and their Personnel and Affiliates, which do not relate to or arise in respect of the Existing HY Notes, the Existing Indentures, the Convertible Bonds, the CB Trust Deed and/or the Existing Offshore Loans; and

(d)	any and all:

(i)	obligations of any Kaisa Released Party created as a result of the Schemes; and

(ii)	rights of any Kaisa Releasing Party created as a result of the Schemes.

Sch.11-16

3.3	Each of the Kaisa Released Parties who is not a party to this Deed shall be entitled to rely on and enjoy the benefit of this Clause 3 as if he, she or it were a party to this Deed.

4.	FURTHER ASSURANCE

At the request of a party, the other parties shall execute and deliver such documents, and do such things, as may reasonably be required to give full effect to this Deed, including, without limitation, to perfect or evidence any release referred to in this Deed.

5.	CONFLICT

If any provision or part provision of this Deed is invalid, illegal or unenforceable, the parties shall negotiate in good faith to amend such provision so that, as amended, it is legal, valid and enforceable and, to the greatest extent possible, achieves the intended commercial result of the original provision or part provision.

6.	SEVERABILITY

Each provision contained in this Deed shall be severable and distinct from every other such provision and if at any time any one of the provisions contained herein becomes invalid, illegal or unenforceable in any respect under the laws of any jurisdiction, neither the validity, legality or enforceability of the remaining provisions nor the validity, legality or enforceability of the provisions under the laws of any other jurisdiction shall in any way be affected or impaired thereby.

7.	THIRD PARTIES

7.1	Each Released Party and all of their respective firms’ and companies’ current and former direct and indirect affiliates, equity holders, members, managing members, officers, directors, employees, advisers, principals, attorneys, professional advisers, accountants, investment bankers, consultants, agents, and representatives (including their respective affiliates) may rely on this Deed and enforce any of its terms as if it were a party to this Deed.

7.2	Subject to Clauses 2.4, 3.3 and 7.1, a person who is not a party to this Deed has no rights under this Deed to enforce or enjoy the benefit of any terms of this Deed.

7.3	The Released Advisers have entered into this Deed solely for the purpose of obtaining the benefit of the provisions in their favour.

7.4	Notwithstanding any term of this Deed, the parties agree that the consent of any person who is not a party is not required to rescind or vary this Deed at any time.

8.	AMENDMENTS AND WAIVERS

Any term of this Deed may be amended or waived only with the consent of the parties and any such amendment or waiver will be binding on all parties.

9.	COUNTERPARTS

This Deed may be executed in any number of counterparts and by the different parties hereto as separate counterparts, but shall not be effective until each party has executed at least one counterpart, each of which, when executed and delivered, shall constitute an original, but all the counterparts shall together constitute one and the same instrument.

Sch.11-17

10.	GOVERNING LAW AND JURISDICTION

10.1	This Deed and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with the laws of Hong Kong.

10.2	The Hong Kong courts shall have exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute which may arise out of or in connection with this Deed or any non-contractual obligations arising out of or in connection with this Deed and, for such purposes, each of the Scheme Creditors irrevocably submits to the jurisdiction of the courts of Hong Kong.

Sch.11-18

SCHEDULE 1

Part 1

Subsidiary Guarantors

1.	Chang Ye Investment Company Limited
2.	Da Hua Investment Company Limited
3.	Dong Chang Investment Company Limited
4.	Dong Sheng Investment Company Limited
5.	Guang Feng Investment Company Limited
6.	Heng Chang Investment Company Limited
7.	Jie Feng Investment Company Limited
8.	Jin Chang Investment Company Limited
9.	Rong Hui Investment Company Limited
10.	Rui Jing Investment Company Limited
11.	Tai He Xiang Investment Company Limited
12.	Xie Mao Investment Company Limited
13.	Ye Chang Investment Company Limited
14.	Zheng Zhong Tian Investment Company Limited
15.	Tai He Sheng Investment Company Limited
16.	Tai An Da Investment Company Limited
17.	Tai Chang Jian Investment Company Limited
18.	Tai Chong Fa Investment Company Limited
19.	Tai Chong Li Investment Company Limited
20.	Bakai Investments Limited
21.	Yifa Trading Limited
22.	Advance Guard Investments Limited
23.	Victor Select Limited
24.	Central Broad Limited
25.	Guo Cheng Investments Limited
26.	Ri Xiang Investments Limited
27.	Yin Jia Investments Limited
28.	Kaisa Investment Consulting Limited
29.	Cornwell Holdings (Hong Kong) Limited
30.	Goldenform Company Limited
31.	Hong Kong Jililong Industry Co., Limited
32.	Kaisa Holdings Limited
33.	Leisure Land Hotel Management (China) Limited
34.	Regal Silver Manufacturing Limited
35.	Success Take International Limited
36.	Woodland Height Holdings Limited
37.	Yi Qing Investment Company Limited
38.	Yong Rui Xiang Investment Company Limited
39.	Zhan Zheng Consulting Company Limited
40.	Kaisa Investment (China) Limited
41.	Wan Rui Fa Investment Company Limited
42.	Wan Rui Chang Investment Company Limited
43.	Wan Tai Chang Investment Company Limited
44.	Wan Jin Chang Investment Company Limited
45.	Multi-Shiner Limited
46.	Hong Kong Kaisa Industry Co., Limited
47.	Bakai Investments (Hong Kong) Limited
48.	Topway Asia Group Limited
49.	Kaisa Finance Holdings Limited

Sch.11-19

50.	Hong Kong Kaisa Trading Limited
51.	Hong Kong Wanyuchang Trading Limited
52.	Hong Kong Zhaoruijing Trading Limited
53.	Profit Victor Investments (Hong Kong) Limited
54.	Central Broad (Hong Kong) Investment Limited
55.	Guo Cheng (Hong Kong) Investment Limited
56.	Ri Xiang (Hong Kong) Investment Limited
57.	Yin Jia (Hong Kong) Investment Limited
58.	Jet Smart Global Development Limited
59.	Apex Walk Limited
60.	Vast Wave Limited
61.	Xian Zhang Limited
62.	Rich Tech Hong Kong Investment Limited
63.	Apex Walk (Hong Kong) Limited
64.	Vast Wave (Hong Kong) Limited
65.	Xian Zhang (Hong Kong) Limited
66.	Fulbright Financial Group (Enterprise) Limited
67.	Fulbright Financial Group (Development) Limited
68.	Fulbright Financial Group (Hong Kong) Limited

Part 2

Released Advisers

1.	Harneys
2.	Houlihan
3.	K&E
4.	Tanner De Witt
5.	Sidley
6.	Ropes & Gray
7.	AlixPartners
8.	Deloitte
9.	Lucid
10.	O&M
11.	Walkers
12.	Moelis
13.	Mourant
14.	DTZ

Part 3

Registrar

1.	Citicorp International Limited (as Registrar for the 2016 Notes)
2.	Citigroup Global Markets Deutschland AG (as Registrar for the 2017 Notes, 2018 Notes, 2019 Notes, 2020 Notes and Convertible Bonds)

Sch.11-20

EXECUTION PAGES

IN WITNESS whereof this Deed has been executed as a deed and delivered on the date stated herein by the duly authorised representatives of the parties hereto.

The COMMON SEAL of Kaisa Group Holdings Ltd. was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Chang Ye Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Da Hua Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Dong Chang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Dong Sheng Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-21

The COMMON SEAL of Guang Feng Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Heng Chang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Jie Feng Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Jin Chang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Rong Hui Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-22

The COMMON SEAL of Rui Jing Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Tai He Xiang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Xie Mao Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Ye Chang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Zheng Zhong Tian Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-23

The COMMON SEAL of Tai He Sheng Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Tai An Da Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Tai Chang Jian Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Tai Chong Fa Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Tai Chong Li Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-24

The COMMON SEAL of Bakai Investments Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Yifa Trading Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Advance Guard Investments Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Victor Select Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Central Broad Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-25

The COMMON SEAL of Guo Cheng Investments Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Ri Xiang Investments Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Yin Jia Investments Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Kaisa Investment Consulting Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Cornwell Holdings (Hong Kong) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-26

The COMMON SEAL of Goldenform Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Hong Kong Jililong Industry Co., Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Kaisa Holdings Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Leisure Land Hotel Management (China) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Regal Silver Manufacturing Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-27

The COMMON SEAL of Success Take International Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Woodland Height Holdings Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Yi Qing Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Yong Rui Xiang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Zhan Zheng Consulting Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-28

The COMMON SEAL of Kaisa Investment (China) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Wan Rui Fa Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Wan Rui Chang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Wan Tai Chang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Wan Jin Chang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-29

The COMMON SEAL of Multi-Shiner Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Hong Kong Kaisa Industry Co., Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Bakai Investments (Hong Kong) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Topway Asia Group Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Kaisa Finance Holdings Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-30

The COMMON SEAL of Hong Kong Kaisa Trading Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Hong Kong Wanyuchang Trading Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Hong Kong Zhaoruijing Trading Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Profit Victor Investments (Hong Kong) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Central Broad (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-31

The COMMON SEAL of Guo Cheng (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Ri Xiang (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Yin Jia (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Jet Smart Global Development Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Apex Walk Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-32

The COMMON SEAL of Vast Wave Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Xian Zhang Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Rich Tech Hong Kong Investment Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Apex Walk (Hong Kong) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Vast Wave (Hong Kong) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-33

The COMMON SEAL of Xian Zhang (Hong Kong) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Fulbright Financial Group (Enterprise) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Fulbright Financial Group (Development) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Fulbright Financial Group (Hong Kong) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-34

SIGNED for and on behalf of HARNEY WESTWOOD & RIEGELS solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	Authorised Signatory

SIGNED for and on behalf of Houlihan Lokey (China) Limited solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	Authorised Signatory

SIGNED for and on behalf of KIRKLAND & ELLIS KIRKLAND & ELLIS INTERNATIONAL LLP KIRKLAND & ELLIS LLP	) ) ) )	Authorised Signatory
solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour

SIGNED for and on behalf of TANNER DE WITT solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	Authorised Signatory

SIGNED for and on behalf of SIDLEY AUSTIN LLP solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	Authorised Signatory

SIGNED for and on behalf of ROPES & GRAY solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	Authorised Signatory

SIGNED for and on behalf of ALIXPARTNERS SERVICES UK LLP solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	Authorised Signatory

Sch.11-35

SIGNED for and on behalf of DELOITTE & TOUCHE FINANCIAL ADVISORY SERVICES LIMITED	) ) )	Authorised Signatory
solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour

SIGNED for and on behalf of LUCID ISSUER SERVICES LIMITED solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	Authorised Signatory

Sch.11-36

EXECUTED, and DELIVERED, as a DEED by each of the Scheme Creditors acting by	) ) )	Director
KAISA GROUP HOLDINGS LTD acting by	)	Director/Secretary

Sch.11-37

EXECUTED, and DELIVERED, as a DEED by CITICORP INTERNATIONAL LIMITED (as trustee for the Noteholders) in the presence of: Name:	) ) ) )	Authorised Signatory

EXECUTED, and DELIVERED, as a DEED by CITICORP INTERNATIONAL LIMITED (as trustee and security trustee for the CB Holders) in the presence of: Name:	) ) ) )	Authorised Signatory

EXECUTED, and DELIVERED, as a DEED by

CITICORP INTERNATIONAL LIMITED

(as shared security agent for the benefit of the Existing Notes Trustee (for the benefit of the Noteholders and CB Trustee (for itself and the benefit of the CB Holders) and the other Secured Parties) in the presence of:

Name:

	) ) ) ) ) )	Authorised Signatory

EXECUTED, and DELIVERED, as a DEED by CITIGROUP GLOBAL MARKETS DEUTSCHLAND AG in the presence of: Name:	) ) ) )	Authorised Signatory

EXECUTED, and DELIVERED, as a DEED by CITIBANK EUROPE PLC in the presence of: Name:	) ) ) )	Authorised Signatory

Sch.11-38

EXECUTED, and DELIVERED, as a DEED by THE DEPOSITORY TRUST COMPANY in the presence of: Name:	) ) ) )	Authorised Signatory

EXECUTED, and DELIVERED, as a DEED by HONG KONG MONETARY AUTHORITY in the presence of: Name:	) ) ) )	Authorised Signatory

Sch.11-39

SCHEDULE 3

NY DEED OF RELEASE

Sch.11-40

Dated

KAISA GROUP HOLDINGS LTD.

THE SUBSIDIARY GUARANTORS

RELEASED ADVISERS

CITICORP INTERNATIONAL LIMITED

(as trustee for the Noteholders)

CITICORP INTERNATIONAL LIMITED

(as trustee and security trustee for the CB Holders)

CITICORP INTERNATIONAL LIMITED

(as shared security agent for the benefit of the Existing Notes Trustee (for the benefit of the Noteholders and CB Trustee (for itself and the benefit of the CB Holders) and the other Secured Parties)

REGISTRAR

CITIBANK EUROPE PLC

(as common depositary for the Senior Clearing Systems in respect of the 2017 Notes, 2019 Notes and 2020 Notes)

THE DEPOSITARY TRUST COMPANY

(as the depositary for the Global Note issued pursuant to the 2018 Indenture)

HONG KONG MONETARY AUTHORITY

(as the depositary for the CMU in respect of the 2016 Notes)

and

THE SCHEME CREDITORS

NY DEED OF RELEASE

Sch.11-41

THIS DEED is made on

BETWEEN:

(1)	KAISA GROUP HOLDINGS LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands with registered number CT-192502 (“Company”);

(2)	THE SUBSIDIARY GUARANTORS, listed in Part 1 of Schedule 1 (“Subsidiary Guarantors”);

(3)	THE RELEASED ADVISERS, listed in Part 2 of Schedule 1 (“Released Advisers”);

(4)	CITICORP INTERNATIONAL LIMITED, as trustee for the Noteholders (“Existing Notes Trustee”);

(5)	CITICORP INTERNATIONAL LIMITED, as trustee and security trustee for the CB Holders (“CB Trustee”);

(6)	CITICORP INTERNATIONAL LIMITED, as shared security agent for the benefit of the Existing Notes Trustee (for the benefit of the Noteholders and CB Trustee (for itself and the benefit of the CB Holders) and the other Secured Parties (“Common Security Trustee”);

(7)	THE REGISTRAR, listed in Part 3 of Schedule 1 (“Registrar”);

(8)	CITIBANK EUROPE PLC, as common depositary for the Senior Clearing Systems in respect of the 2017 Notes, 2019 Notes and 2020 Notes (“Common Depositary”);

(9)	THE DEPOSITARY TRUST COMPANY, as the depositary for the Global Note issued pursuant to the 2018 Indenture (“2018 Notes Depositary”);

(10)	HONG KONG MONETARY AUTHORITY, as the depositary for the CMU in respect of the 2016 Notes (“HKMA”);

(11)	THE SCHEME CREDITORS, as defined in the Scheme, acting by the Company pursuant to the authority conferred upon the Company by the Scheme Creditors under Clause 7.1 of the Scheme.

BACKGROUND

(A)	Schemes of arrangement were proposed in respect of the Company under section 86 of the Cayman Islands Companies Law (2013 Revision) (“Cayman Scheme”) and under section 673 and 674 of the Companies Ordinance (Cap 622 of the law of Hong Kong) (“HK Scheme” and together with the Cayman Scheme, the “Schemes”).

(B)	Pursuant to the Schemes, the Scheme Claims are being released, together with all Claims and Liabilities (as defined in the Scheme) each of the Scheme Creditors have against the Company and the Subsidiary Guarantors as set out more fully in the Schemes.

(C)	Under the authority conferred by the Schemes approved by orders of the Grand Court of the Cayman Islands and the High Court of Hong Kong, the Company has been authorized to execute and deliver this Deed, the HK Deed of Release and the NY Deed of Release in the forms attached to this Deed on behalf of the Scheme Creditors in order to facilitate the transactions contemplated by the Schemes.

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(D)	The Parties have agreed to enter into and execute this Deed on the terms set out herein and intend that the other Released Parties should have the benefit of this Deed.

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Terms defined in the Schemes shall, unless otherwise defined in this Deed or unless a contrary intention appears, bear the same meaning when used in this Deed, and the following terms shall have the following meanings:

Global Deed of Release: the form of deed of release dated [        ] 2016 between the parties hereto.

Release Instructions: the irrevocable authority to the Company from each of the Scheme Creditors pursuant to the Schemes to, from and after the Scheme Effective Date, enter into, execute and deliver the Deeds of Release, and any other release, deed and/or document to give effect to the Schemes, on behalf of each Scheme Creditor.

Released Parties: the beneficiaries of a release under this Deed.

1.2	In this Deed, unless otherwise specified:

(a)	references to parties, Clauses and Schedules, are to Clauses of, and the parties and Schedules to, this Deed, and references to this Deed include a reference to each of its Schedules;

(b)	a reference to this Deed, an agreement or other document is a reference to this Deed, that agreement or document as supplemented, amended, novated or replaced from time to time in accordance with its terms, and to any agreement, deed or document executed pursuant thereto;

(c)	headings are for convenience only and shall not affect the interpretation of this Deed; and

(d)	a reference to the provision of any statute, statutory provision, order, instrument, rule or regulation is to that provision as amended or re-enacted from time to time, any provision of which it is a re-enactment or consolidation and any order, instrument, rule or regulation at any time made or issued under it.

2.	RELEASE BY SCHEME CREDITORS

2.1	Subject to Clause 9.4 of the Schemes, and subject to Clause 2.2 below, and pursuant to the authority conferred by the Release Instructions and the Global Deed of Release, each of the Scheme Creditors on behalf of itself and each of its agents, representatives, officers, directors, advisers, employees, subsidiaries, affiliates, predecessors, successors and assigns (each a “Scheme Creditor Releasing Party”) to the fullest extent permitted by law, shall and shall be deemed to completely and forever release, waive, void, acquit, forgive, extinguish and discharge unconditionally each of:

(a)	the Company, its Personnel and Affiliates;

(b)	the Subsidiary Guarantors, their Personnel and Affiliates;

(c)	the Released Advisers, their Personnel and Affiliates;

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(d)	the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, in such capacities, and their Personnel and Affiliates;

and each of their respective firms’ and companies’ current and former direct and indirect affiliates, equity holders, members, managing members, officers, directors, employees, advisers, principals, attorneys, professional advisers, accountants, investment bankers, consultants, agents, and representatives (including their respective affiliates), and in their capacities as such (each a “Scheme Creditor Released Party” and collectively, the “Scheme Creditor Released Parties”) from any and all Claims and/or Liabilities which are or relate to Scheme Claims (including Claims and/or Liabilities arising in respect of the Existing HY Notes Guarantees and/or the Existing CB Guarantees and/or the Existing Offshore Loans Guarantees against the Subsidiary Guarantors).

2.2	The releases under Clause 2.1 exclude the following Claims and Liabilities:

(a)	any and all claims or causes of action arising from or relating to fraud, breach of fiduciary duty, dishonesty, wilful default or wilful misconduct;

(b)	the liability of any Released Adviser and its Personnel arising under a duty of care to its client;

(c)	any Claims against or Liabilities of any Released Adviser, its Personnel and Affiliates that are entirely unrelated to the RSA, the Support Undertaking, the Restructuring Transactions, the Schemes, the negotiation or preparation thereof, or to any related matter;

(d)	any and all:

(i)	Claims against and Liabilities of any Scheme Creditor Released Party which are not or do not relate to Scheme Claims; and

(ii)	Claims of and Liabilities owed to each of the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Noteholders, CB Holders, the Existing Offshore Loans Creditors, the Registrar, the Common Depositary, the 2018 Notes Depositary and the HKMA, and their Personnel and Affiliates, which are not or do not relate to Scheme Claims (for the avoidance of doubt, the rights of the Citi Trust Entities to payment and/or reimbursement of: (i) any fees and/or expenses; (ii) any amounts under any indemnity; and (iii) any rights or protections in relation to consequential losses, in each case due to them under the terms of the Existing Indentures and/or the CB Trust Deed and/or the Existing Security Documents in respect of the period ending on the Exchange Date shall survive and remain in full force and effect); and

(e)	any and all:

(i)	obligations of any Scheme Creditor Released Party created as a result of the Schemes; and

(ii)	rights of any Scheme Creditor Releasing Party created as a result of the Schemes.

2.3	The Scheme Creditors hereby acknowledge and agree that the right of the Scheme Creditors to receive Scheme Consideration in accordance with the Schemes is accepted in full and final settlement of all Claims and Liabilities waived and released under this Deed.

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2.4	Each of the Scheme Creditor Released Parties that is not a party to this Deed shall be entitled to rely on and enjoy the benefit of this Clause 2 as if he, she or it were a party to this Deed.

3.	RELEASE BY COMPANY AND SUBSIDIARY GUARANTORS

3.1	Subject to Clause 9.4 of the Schemes, and subject to Clause 3.2 below, and pursuant to the authority conferred by the Release Instructions and the Global Deed of Release, each of the Company and the Subsidiary Guarantors on behalf of itself and each of its agents, representatives, officers, directors, advisers, employees, subsidiaries, affiliates (each a “Kaisa Releasing Party” and collectively, the “Kaisa Releasing Parties”) to the fullest extent permitted by law, shall and shall be deemed to completely and forever release, waive, void, acquit, forgive, extinguish and discharge unconditionally each of:

(a)	the Scheme Creditors, their Personnel and Affiliates;

(b)	the Subsidiary Guarantors and their Personnel and Affiliates;

(c)	the Company and its Personnel and Affiliates;

(d)	the Released Advisers, their Personnel and Affiliates;

(e)	the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, in such capacities, and their Personnel and Affiliates;

and each of their respective firms’ and companies’ current and former direct and indirect affiliates, equity holders, members, managing members, officers, directors, employees, advisers, principals, attorneys, professional advisers, accountants, investment bankers, consultants, agents, and representatives (including their respective affiliates), and in their capacities as such (each a “Kaisa Releasing Party” collectively, the “Kaisa Released Parties”) from any and all Claims and/or Liabilities which are or relate to Scheme Claims.

3.2	The releases under Clause 3.1 exclude the following Claims and Liabilities:

(a)	any and all claims or causes of action arising from or relating to fraud, breach of fiduciary duty, dishonesty, wilful default or wilful misconduct;

(b)	the liability of any Released Adviser and its Personnel arising under a duty of care to its client;

(c)	any and all Claims against or Liabilities of any Scheme Creditor, the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Noteholders, the CB Holders, the Existing Offshore Loans Creditors, the Registrar, the Common Depositary, the 2018 Notes Depositary and the HKMA, and their Personnel and Affiliates, which do not relate to or arise in respect of the Existing HY Notes, the Existing Indentures, the Convertible Bonds, the CB Trust Deed and/or the Existing Offshore Loans; and

(d)	any and all:

(i)	obligations of any Kaisa Released Party created as a result of the Schemes; and

(ii)	rights of any Kaisa Releasing Party created as a result of the Schemes.

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3.3	Each of the Kaisa Released Parties who is not a party to this Deed shall be entitled to rely on and enjoy the benefit of this Clause 3 as if he, she or it were a party to this Deed.

4.	FURTHER ASSURANCE

At the request of a party, the other parties shall execute and deliver such documents, and do such things, as may reasonably be required to give full effect to this Deed, including, without limitation, to perfect or evidence any release referred to in this Deed.

5.	CONFLICT

If any provision or part provision of this Deed is invalid, illegal or unenforceable, the parties shall negotiate in good faith to amend such provision so that, as amended, it is legal, valid and enforceable and, to the greatest extent possible, achieves the intended commercial result of the original provision or part provision.

6.	SEVERABILITY

Each provision contained in this Deed shall be severable and distinct from every other such provision and if at any time any one of the provisions contained herein becomes invalid, illegal or unenforceable in any respect under the laws of any jurisdiction, neither the validity, legality or enforceability of the remaining provisions nor the validity, legality or enforceability of the provisions under the laws of any other jurisdiction shall in any way be affected or impaired thereby.

7.	THIRD PARTIES

7.1	Each Released Party and all of their respective firms’ and companies’ current and former direct and indirect affiliates, equity holders, members, managing members, officers, directors, employees, advisers, principals, attorneys, professional advisers, accountants, investment bankers, consultants, agents, and representatives (including their respective affiliates) may rely on this Deed and enforce any of its terms as if it were a party to this Deed.

7.2	Subject to Clauses 2.4, 3.3 and 7.1, a person who is not a party to this Deed has no rights under this Deed to enforce or enjoy the benefit of any terms of this Deed.

7.3	The Released Advisers have entered into this Deed solely for the purpose of obtaining the benefit of the provisions in their favour.

7.4	Notwithstanding any term of this Deed, the parties agree that the consent of any person who is not a party is not required to rescind or vary this Deed at any time.

8.	AMENDMENTS AND WAIVERS

Any term of this Deed may be amended or waived only with the consent of the parties and any such amendment or waiver will be binding on all parties.

9.	COUNTERPARTS

This Deed may be executed in any number of counterparts and by the different parties hereto as separate counterparts, but shall not be effective until each party has executed at least one counterpart, each of which, when executed and delivered, shall constitute an original, but all the counterparts shall together constitute one and the same instrument.

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10.	GOVERNING LAW AND JURISDICTION

10.1	Governing Law

This Deed shall be construed and enforced in accordance with and governed by the laws of the State of New York (without regard to conflicts of laws principles that could compel or result in the application of the laws of another jurisdiction) as to all matters, including, without limitation, matters of validity, construction, effect, performance and remedies.

10.2	Jurisdiction and Waiver of Jury Trial

With respect to any suit, action, proceedings or counterclaim arising under or relating to this Deed (whether based on contract, tort or otherwise), each party irrevocably:

(a)	submits to the non-exclusive jurisdiction of any federal court located in the City of New York;

(b)	waives any objection which it may have at any time to the laying of venue of any suit, action or proceedings brought in any such court, waives any claim that such proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such suit, action or proceedings, that such court does not have any jurisdiction over such party;

(c)	waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Deed or the transactions contemplated hereby; and

(d)	waives any claim to punitive, exemplary or multiplied damages from the other.

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SCHEDULE 1

Part 1

Subsidiary Guarantors

1.	Chang Ye Investment Company Limited
2.	Da Hua Investment Company Limited
3.	Dong Chang Investment Company Limited
4.	Dong Sheng Investment Company Limited
5.	Guang Feng Investment Company Limited
6.	Heng Chang Investment Company Limited
7.	Jie Feng Investment Company Limited
8.	Jin Chang Investment Company Limited
9.	Rong Hui Investment Company Limited
10.	Rui Jing Investment Company Limited
11.	Tai He Xiang Investment Company Limited
12.	Xie Mao Investment Company Limited
13.	Ye Chang Investment Company Limited
14.	Zheng Zhong Tian Investment Company Limited
15.	Tai He Sheng Investment Company Limited
16.	Tai An Da Investment Company Limited
17.	Tai Chang Jian Investment Company Limited
18.	Tai Chong Fa Investment Company Limited
19.	Tai Chong Li Investment Company Limited
20.	Bakai Investments Limited
21.	Yifa Trading Limited
22.	Advance Guard Investments Limited
23.	Victor Select Limited
24.	Central Broad Limited
25.	Guo Cheng Investments Limited
26.	Ri Xiang Investments Limited
27.	Yin Jia Investments Limited
28.	Kaisa Investment Consulting Limited
29.	Cornwell Holdings (Hong Kong) Limited
30.	Goldenform Company Limited
31.	Hong Kong Jililong Industry Co., Limited
32.	Kaisa Holdings Limited
33.	Leisure Land Hotel Management (China) Limited
34.	Regal Silver Manufacturing Limited
35.	Success Take International Limited
36.	Woodland Height Holdings Limited
37.	Yi Qing Investment Company Limited
38.	Yong Rui Xiang Investment Company Limited
39.	Zhan Zheng Consulting Company Limited
40.	Kaisa Investment (China) Limited
41.	Wan Rui Fa Investment Company Limited
42.	Wan Rui Chang Investment Company Limited
43.	Wan Tai Chang Investment Company Limited
44.	Wan Jin Chang Investment Company Limited
45.	Multi-Shiner Limited
46.	Hong Kong Kaisa Industry Co., Limited
47.	Bakai Investments (Hong Kong) Limited
48.	Topway Asia Group Limited
49.	Kaisa Finance Holdings Limited

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50.	Hong Kong Kaisa Trading Limited
51.	Hong Kong Wanyuchang Trading Limited
52.	Hong Kong Zhaoruijing Trading Limited
53.	Profit Victor Investments (Hong Kong) Limited
54.	Central Broad (Hong Kong) Investment Limited
55.	Guo Cheng (Hong Kong) Investment Limited
56.	Ri Xiang (Hong Kong) Investment Limited
57.	Yin Jia (Hong Kong) Investment Limited
58.	Jet Smart Global Development Limited
59.	Apex Walk Limited
60.	Vast Wave Limited
61.	Xian Zhang Limited
62.	Rich Tech Hong Kong Investment Limited
63.	Apex Walk (Hong Kong) Limited
64.	Vast Wave (Hong Kong) Limited
65.	Xian Zhang (Hong Kong) Limited
66.	Fulbright Financial Group (Enterprise) Limited
67.	Fulbright Financial Group (Development) Limited
68.	Fulbright Financial Group (Hong Kong) Limited

Part 2

Released Advisers

1.	Harneys
2.	Houlihan
3.	K&E
4.	Tanner De Witt
5.	Sidley
6.	Ropes & Gray
7.	AlixPartners
8.	Deloitte
9.	Lucid
10.	O&M
11.	Walkers
12.	Moelis
13.	Mourant
14.	DTZ

Part 3

Registrars

1.	Citicorp International Limited (as Registrar for the 2016 Notes)
2.	Citigroup Global Markets Deutschland AG (as Registrar for the 2017 Notes, 2018 Notes, 2019 Notes, 2020 Notes and Convertible Bonds)

Sch.11-49

EXECUTION PAGES

IN WITNESS whereof this Deed has been executed as a deed and delivered on the date stated herein by the duly authorised representatives of the parties hereto.

The COMMON SEAL of Kaisa Group Holdings Ltd. was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Chang Ye Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Da Hua Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Dong Chang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Dong Sheng Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

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The COMMON SEAL of Guang Feng Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Heng Chang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Jie Feng Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Jin Chang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Rong Hui Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

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The COMMON SEAL of Rui Jing Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Tai He Xiang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Xie Mao Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Ye Chang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Zheng Zhong Tian Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

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The COMMON SEAL of Tai He Sheng Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Tai An Da Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Tai Chang Jian Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Tai Chong Fa Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Tai Chong Li Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

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The COMMON SEAL of Bakai Investments Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Yifa Trading Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Advance Guard Investments Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Victor Select Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Central Broad Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

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The COMMON SEAL of Guo Cheng Investments Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Ri Xiang Investments Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Yin Jia Investments Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Kaisa Investment Consulting Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Cornwell Holdings (Hong Kong) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

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The COMMON SEAL of Goldenform Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Hong Kong Jililong Industry Co., Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Kaisa Holdings Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Leisure Land Hotel Management (China) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Regal Silver Manufacturing Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

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The COMMON SEAL of Success Take International Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Woodland Height Holdings Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Yi Qing Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Yong Rui Xiang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Zhan Zheng Consulting Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

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The COMMON SEAL of Kaisa Investment (China) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Wan Rui Fa Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Wan Rui Chang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Wan Tai Chang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Wan Jin Chang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

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The COMMON SEAL of Multi-Shiner Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Hong Kong Kaisa Industry Co., Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Bakai Investments (Hong Kong) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Topway Asia Group Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Kaisa Finance Holdings Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

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The COMMON SEAL of Hong Kong Kaisa Trading Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Hong Kong Wanyuchang Trading Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Hong Kong Zhaoruijing Trading Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Profit Victor Investments (Hong Kong) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Central Broad (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

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The COMMON SEAL of Guo Cheng (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Ri Xiang (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Yin Jia (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Jet Smart Global Development Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Apex Walk Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

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The COMMON SEAL of Vast Wave Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Xian Zhang Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Rich Tech Hong Kong Investment Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Apex Walk (Hong Kong) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Vast Wave (Hong Kong) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

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The COMMON SEAL of Xian Zhang (Hong Kong) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Fulbright Financial Group (Enterprise) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Fulbright Financial Group (Development) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Fulbright Financial Group (Hong Kong) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-63

SIGNED for and on behalf of HARNEY WESTWOOD & RIEGELS solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	Authorised Signatory

SIGNED for and on behalf of Houlihan Lokey (China) Limited solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	Authorised Signatory

SIGNED for and on behalf of KIRKLAND & ELLIS KIRKLAND & ELLIS INTERNATIONAL LLP KIRKLAND & ELLIS LLP solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	Authorised Signatory

SIGNED for and on behalf of TANNER DE WITT solely for the purpose of obtaining the benefit of the provisions	) ) )	Authorised Signatory
of this Deed in their favour	)

SIGNED for and on behalf of SIDLEY AUSTIN LLP solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	Authorised Signatory

SIGNED for and on behalf of ROPES & GRAY solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	Authorised Signatory

SIGNED for and on behalf of ALIXPARTNERS SERVICES UK LLP solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	Authorised Signatory

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SIGNED for and on behalf of DELOITTE & TOUCHE FINANCIAL ADVISORY SERVICES LIMITED solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	Authorised Signatory

SIGNED for and on behalf of LUCID ISSUER SERVICES LIMITED solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	Authorised Signatory

Sch.11-65

EXECUTED, and DELIVERED, as a DEED by each of the Scheme Creditors acting by KAISA GROUP HOLDINGS LTD acting by	) ) ) )	Director Director/Secretary

Sch.11-66

EXECUTED, and DELIVERED, as a DEED by CITICORP INTERNATIONAL LIMITED (as trustee for the Noteholders) in the presence of: Name:	) ) ) )	Authorised Signatory

EXECUTED, and DELIVERED, as a DEED by CITICORP INTERNATIONAL LIMITED (as trustee and security trustee for the CB Holders) in the presence of: Name:	) ) ) )	Authorised Signatory

EXECUTED, and DELIVERED, as a DEED by

CITICORP INTERNATIONAL LIMITED

(as shared security agent for the benefit of the Existing Notes Trustee (for the benefit of the Noteholders and CB Trustee (for itself and the benefit of the CB Holders) and the other Secured Parties) in the presence of:

Name:

	) ) ) ) ) )	Authorised Signatory

EXECUTED, and DELIVERED, as a DEED by CITIGROUP GLOBAL MARKETS DEUTSCHLAND AG in the presence of: Name:	) ) ) )	Authorised Signatory

EXECUTED, and DELIVERED, as a DEED by CITIBANK EUROPE PLC in the presence of: Name:	) ) ) )	Authorised Signatory

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EXECUTED, and DELIVERED, as a DEED by THE DEPOSITORY TRUST COMPANY in the presence of: Name:	) ) ) )	Authorised Signatory

EXECUTED, and DELIVERED, as a DEED by HONG KONG MONETARY AUTHORITY in the presence of: Name:	) ) ) )	Authorised Signatory

Sch.11-68

EXECUTION PAGES

IN WITNESS whereof this Deed has been executed as a deed and delivered on the date stated herein by the duly authorised representatives of the parties hereto.

The COMMON SEAL of Kaisa Group Holdings Ltd. was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Chang Ye Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Da Hua Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Dong Chang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Dong Sheng Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-69

The COMMON SEAL of Guang Feng Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Heng Chang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Jie Feng Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Jin Chang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Rong Hui Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-70

The COMMON SEAL of Rui Jing Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Tai He Xiang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Xie Mao Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Ye Chang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Zheng Zhong Tian Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-71

The COMMON SEAL of Tai He Sheng Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Tai An Da Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Tai Chang Jian Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Tai Chong Fa Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Tai Chong Li Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-72

The COMMON SEAL of Bakai Investments Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Yifa Trading Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Advance Guard Investments Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Victor Select Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Central Broad Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-73

The COMMON SEAL of Guo Cheng Investments Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )
The COMMON SEAL of Ri Xiang Investments Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )
The COMMON SEAL of Yin Jia Investments Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )
The COMMON SEAL of Kaisa Investment Consulting Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )
The COMMON SEAL of Cornwell Holdings (Hong Kong) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-74

The COMMON SEAL of Goldenform Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Hong Kong Jililong Industry Co., Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Kaisa Holdings Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Leisure Land Hotel Management (China) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Regal Silver Manufacturing Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-75

The COMMON SEAL of Success Take International Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Woodland Height Holdings Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Yi Qing Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Yong Rui Xiang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Zhan Zheng Consulting Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-76

The COMMON SEAL of Kaisa Investment (China) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Wan Rui Fa Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Wan Rui Chang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Wan Tai Chang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Wan Jin Chang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-77

The COMMON SEAL of Multi-Shiner Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Hong Kong Kaisa Industry Co., Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Bakai Investments (Hong Kong) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Topway Asia Group Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Kaisa Finance Holdings Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-78

The COMMON SEAL of Hong Kong Kaisa Trading Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Hong Kong Wanyuchang Trading Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Hong Kong Zhaoruijing Trading Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Profit Victor Investments (Hong Kong) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Central Broad (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-79

The COMMON SEAL of Guo Cheng (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Ri Xiang (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Yin Jia (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Jet Smart Global Development Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Apex Walk Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-80

The COMMON SEAL of Vast Wave Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Xian Zhang Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Rich Tech Hong Kong Investment Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Apex Walk (Hong Kong) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Vast Wave (Hong Kong) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-81

The COMMON SEAL of Xian Zhang (Hong Kong) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Fulbright Financial Group (Enterprise) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Fulbright Financial Group (Development) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Fulbright Financial Group (Hong Kong) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-82

SIGNED for and on behalf of HARNEY WESTWOOD & RIEGELS solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	Authorised Signatory

SIGNED for and on behalf of Houlihan Lokey (China) Limited solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	Authorised Signatory

SIGNED for and on behalf of KIRKLAND & ELLIS KIRKLAND & ELLIS INTERNATIONAL LLP KIRKLAND & ELLIS LLP solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	Authorised Signatory

SIGNED for and on behalf of TANNER DE WITT solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	Authorised Signatory

SIGNED for and on behalf of SIDLEY AUSTIN LLP solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	Authorised Signatory

SIGNED for and on behalf of ROPES & GRAY solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	Authorised Signatory

SIGNED for and on behalf of ALIXPARTNERS SERVICES UK LLP solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	Authorised Signatory

Sch.11-83

SIGNED for and on behalf of DELOITTE & TOUCHE FINANCIAL ADVISORY SERVICES LIMITED solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	Authorised Signatory

SIGNED for and on behalf of LUCID ISSUER SERVICES LIMITED solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	Authorised Signatory

Sch.11-84

EXECUTED, and DELIVERED, as a DEED by each of the Scheme Creditors acting by KAISA GROUP HOLDINGS LTD acting by	) ) ) )	Director

Director/Secretary

Sch.11-85

EXECUTED, and DELIVERED, as a DEED by CITICORP INTERNATIONAL LIMITED (as trustee for the Noteholders) in the presence of:	) ) ) )	Authorised Signatory

Name:

EXECUTED, and DELIVERED, as a DEED by CITICORP INTERNATIONAL LIMITED (as trustee and security trustee for the CB Holders) in the presence of:	) ) ) )	Authorised Signatory

Name:

EXECUTED, and DELIVERED, as a DEED by

CITICORP INTERNATIONAL LIMITED

(as shared security agent for the benefit of the Existing Notes Trustee (for the benefit of the Noteholders and CB Trustee (for itself and the benefit of the CB Holders) and the other Secured Parties) in the presence of:

	) ) ) ) ) )	Authorised Signatory

Name:

EXECUTED, and DELIVERED, as a DEED by CITIGROUP GLOBAL MARKETS DEUTSCHLAND AG in the presence of:	) ) ) )	Authorised Signatory

Name:

EXECUTED, and DELIVERED, as a DEED by CITIBANK EUROPE PLC in the presence of:	) ) ) )	Authorised Signatory

Name:

Sch.11-86

EXECUTED, and DELIVERED, as a DEED by THE DEPOSITORY TRUST COMPANY in the presence of:	) ) ) )	Authorised Signatory

Name:

EXECUTED, and DELIVERED, as a DEED by HONG KONG MONETARY AUTHORITY in the presence of:	) ) ) )	Authorised Signatory

Name:

Sch.11-87

HK DEED OF RELEASE

Sch.11-88

Dated

KAISA GROUP HOLDINGS LTD.

THE SUBSIDIARY GUARANTORS

RELEASED ADVISERS

CITICORP INTERNATIONAL LIMITED

(as trustee for the Noteholders)

CITICORP INTERNATIONAL LIMITED

(as trustee and security trustee for the CB Holders)

CITICORP INTERNATIONAL LIMITED

(as shared security agent for the benefit of the Existing Notes Trustee (for the benefit of the

Noteholders and CB Trustee (for itself and the benefit of the CB Holders) and the other Secured Parties)

REGISTRAR

CITIBANK EUROPE PLC

(as common depositary for the Senior Clearing Systems in respect of the 2017 Notes, 2019 Notes and 2020 Notes)

THE DEPOSITARY TRUST COMPANY

(as the depositary for the Global Note issued pursuant to the 2018 Indenture)

HONG KONG MONETARY AUTHORITY

(as the depositary for the CMU in respect of the 2016 Notes)

and

THE SCHEME CREDITORS

HK DEED OF RELEASE

Sch.11-89

THIS DEED is made on

BETWEEN:

(1)	KAISA GROUP HOLDINGS LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands with registered number CT-192502 (“Company”);

(2)	THE SUBSIDIARY GUARANTORS, listed in Part 1 of Schedule 1 (“Subsidiary Guarantors”);

(3)	THE RELEASED ADVISERS, listed in Part 2 of Schedule 1 (“Released Advisers”);

(4)	CITICORP INTERNATIONAL LIMITED, as trustee for the Noteholders (“Existing Notes Trustee”);

(5)	CITICORP INTERNATIONAL LIMITED, as trustee and security trustee for the CB Holders (“CB Trustee”);

(6)	CITICORP INTERNATIONAL LIMITED, as shared security agent for the benefit of the Existing Notes Trustee (for the benefit of the Noteholders and CB Trustee (for itself and the benefit of the CB Holders) and the other Secured Parties (“Common Security Trustee”);

(7)	THE REGISTRAR, listed in Part 3 of Schedule 1 (“Registrar”);

(8)	CITIBANK EUROPE PLC, as common depositary for the Senior Clearing Systems in respect of the 2017 Notes, 2019 Notes and 2020 Notes (“Common Depositary”);

(9)	THE DEPOSITARY TRUST COMPANY, as the depositary for the Global Note issued pursuant to the 2018 Indenture (“2018 Notes Depositary”);

(10)	HONG KONG MONETARY AUTHORITY, as the depositary for the CMU in respect of the 2016 Notes (“HKMA”);

(11)	THE SCHEME CREDITORS, as defined in the Scheme, acting by the Company pursuant to the authority conferred upon the Company by the Scheme Creditors under Clause 7.1 of the Scheme.

BACKGROUND

(A)	Schemes of arrangement were proposed in respect of the Company under section 86 of the Cayman Islands Companies Law (2013 Revision) (“Cayman Scheme”) and under section 673 and 674 of the Companies Ordinance (Cap 622 of the law of Hong Kong) (“HK Scheme” and together with the Cayman Scheme, the “Schemes”).

(B)	Pursuant to the Schemes, the Scheme Claims are being released, together with all Claims and Liabilities (as defined in the Scheme) each of the Scheme Creditors have against the Company and the Subsidiary Guarantors as set out more fully in the Schemes.

(C)	Under the authority conferred by the Schemes approved by orders of the Grand Court of the Cayman Islands and the High Court of Hong Kong, the Company has been authorized to execute and deliver this Deed on behalf of the Scheme Creditors in order to facilitate the transactions contemplated by the Schemes.

(D)	The Parties have agreed to enter into and execute this Deed on the terms set out herein and intend that the other Released Parties should have the benefit of this Deed.

Sch.11-90

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Terms defined in the Schemes shall, unless otherwise defined in this Deed or unless a contrary intention appears, bear the same meaning when used in this Deed, and the following terms shall have the following meanings:

Global Deed of Release: the form of deed of release dated [         ] 2016 between the parties hereto.

Release Instructions: the irrevocable authority to the Company from each of the Scheme Creditors pursuant to the Schemes to, from and after the Scheme Effective Date, enter into, execute and deliver the Deeds of Release, and any other release, deed and/or document to give effect to the Schemes, on behalf of each Scheme Creditor.

Released Parties: the beneficiaries of a release under this Deed.

1.2	In this Deed, unless otherwise specified:

(a)	references to parties, Clauses and Schedules, are to Clauses of, and the parties and Schedules to, this Deed, and references to this Deed include a reference to each of its Schedules;

(b)	a reference to this Deed, an agreement or other document is a reference to this Deed, that agreement or document as supplemented, amended, novated or replaced from time to time in accordance with its terms, and to any agreement, deed or document executed pursuant thereto;

(c)	headings are for convenience only and shall not affect the interpretation of this Deed; and

(d)	a reference to the provision of any statute, statutory provision, order, instrument, rule or regulation is to that provision as amended or re-enacted from time to time, any provision of which it is a re-enactment or consolidation and any order, instrument, rule or regulation at any time made or issued under it.

2.	RELEASE BY SCHEME CREDITORS

2.1	Subject to Clause 9.4 of the Schemes, and subject to Clause 2.2 below, and pursuant to the authority conferred by the Release Instructions and the Global Deed of Release, each of the Scheme Creditors on behalf of itself and each of its agents, representatives, officers, directors, advisers, employees, subsidiaries, affiliates, predecessors, successors and assigns (each a “Scheme Creditor Releasing Party”) to the fullest extent permitted by law, shall and shall be deemed to completely and forever release, waive, void, acquit, forgive, extinguish and discharge unconditionally each of:

(a)	the Company, its Personnel and Affiliates;

(b)	the Subsidiary Guarantors, their Personnel and Affiliates;

(c)	the Released Advisers, their Personnel and Affiliates;

Sch.11-91

(d)	the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, in such capacities, and their Personnel and Affiliates;

and each of their respective firms’ and companies’ current and former direct and indirect affiliates, equity holders, members, managing members, officers, directors, employees, advisers, principals, attorneys, professional advisers, accountants, investment bankers, consultants, agents, and representatives (including their respective affiliates), and in their capacities as such (each a “Scheme Creditor Released Party” and collectively, the “Scheme Creditor Released Parties”) from any and all Claims and/or Liabilities which are or relate to Scheme Claims (including Claims and/or Liabilities arising in respect of the Existing HY Notes Guarantees and/or the Existing CB Guarantees and/or the Existing Offshore Loans Guarantees against the Subsidiary Guarantors).

2.2	The releases under Clause 2.1 exclude the following Claims and Liabilities:

(a)	any and all claims or causes of action arising from or relating to fraud, breach of fiduciary duty, dishonesty, wilful default or wilful misconduct;

(b)	the liability of any Released Adviser and its Personnel arising under a duty of care to its client;

(c)	any Claims against or Liabilities of any Released Adviser, its Personnel and Affiliates that are entirely unrelated to the RSA, the Support Undertaking, the Restructuring Transactions, the Schemes, the negotiation or preparation thereof, or to any related matter;

(d)	any and all:

(iii)	Claims against and Liabilities of any Scheme Creditor Released Party which are not or do not relate to Scheme Claims; and

(iv)	Claims of and Liabilities owed to each of the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Noteholders, CB Holders, the Existing Offshore Loans Creditors, the Registrar, the Common Depositary, the 2018 Notes Depositary and the HKMA, and their Personnel and Affiliates, which are not or do not relate to Scheme Claims (for the avoidance of doubt, the rights of the Citi Trust Entities to payment and/or reimbursement of: (i) any fees and/or expenses; (ii) any amounts under any indemnity; and (iii) any rights or protections in relation to consequential losses, in each case due to them under the terms of the Existing Indentures and/or the CB Trust Deed and/or the Existing Security Documents in respect of the period ending on the Exchange Date shall survive and remain in full force and effect); and

(e)	any and all:

(v)	obligations of any Scheme Creditor Released Party created as a result of the Schemes; and

(vi)	rights of any Scheme Creditor Releasing Party created as a result of the Schemes.

2.3	The Scheme Creditors hereby acknowledge and agree that the right of the Scheme Creditors to receive Scheme Consideration in accordance with the Schemes is accepted in full and final settlement of all Claims and Liabilities waived and released under this Deed.

Sch.11-92

2.4	Each of the Scheme Creditor Released Parties that is not a party to this Deed shall be entitled to rely on and enjoy the benefit of this Clause 2 as if he, she or it were a party to this Deed.

3.	RELEASE BY COMPANY AND SUBSIDIARY GUARANTORS

3.1	Subject to Clause 9.4 of the Schemes, and subject to Clause 3.2 below, and pursuant to the authority conferred by the Release Instructions and the Global Deed of Release, each of the Company and the Subsidiary Guarantors on behalf of itself and each of its agents, representatives, officers, directors, advisers, employees, subsidiaries, affiliates (each a “Kaisa Releasing Party” and collectively, the “Kaisa Releasing Parties”) to the fullest extent permitted by law, shall and shall be deemed to completely and forever release, waive, void, acquit, forgive, extinguish and discharge unconditionally each of:

(a)	the Scheme Creditors, their Personnel and Affiliates;

(b)	the Subsidiary Guarantors and their Personnel and Affiliates;

(c)	the Company and its Personnel and Affiliates;

(d)	the Released Advisers, their Personnel and Affiliates;

(e)	the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, in such capacities, and their Personnel and Affiliates;

and each of their respective firms’ and companies’ current and former direct and indirect affiliates, equity holders, members, managing members, officers, directors, employees, advisers, principals, attorneys, professional advisers, accountants, investment bankers, consultants, agents, and representatives (including their respective affiliates), and in their capacities as such (each a “Kaisa Released Party” and collectively, the “Kaisa Released Parties”) from any and all Claims and/or Liabilities which are or relate to Scheme Claims.

3.2	The releases under Clause 3.1 are expressed to exclude the following Claims and Liabilities:

(a)	any and all claims or causes of action arising from or relating to fraud, breach of fiduciary duty, dishonesty, wilful default or wilful misconduct;

(b)	the liability of any Released Adviser and its Personnel arising under a duty of care to its client;

(c)	any and all Claims against or Liabilities of any Scheme Creditor, the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Noteholders, the CB Holders, the Existing Offshore Loans Creditors, the Registrar, the Common Depositary, the 2018 Notes Depositary and the HKMA, and their Personnel and Affiliates, which do not relate to or arise in respect of the Existing HY Notes, the Existing Indentures, the Convertible Bonds, the CB Trust Deed and/or the Existing Offshore Loans; and

(d)	any and all:

(iii)	obligations of any Kaisa Released Party created as a result of the Schemes; and

(iv)	rights of any Kaisa Releasing Party created as a result of the Schemes.

Sch.11-93

3.3	Each of the Kaisa Released Parties who is not a party to this Deed shall be entitled to rely on and enjoy the benefit of this Clause 3 as if he, she or it were a party to this Deed.

4.	FURTHER ASSURANCE

At the request of a party, the other parties shall execute and deliver such documents, and do such things, as may reasonably be required to give full effect to this Deed, including, without limitation, to perfect or evidence any release referred to in this Deed.

5.	CONFLICT

If any provision or part provision of this Deed is invalid, illegal or unenforceable, the parties shall negotiate in good faith to amend such provision so that, as amended, it is legal, valid and enforceable and, to the greatest extent possible, achieves the intended commercial result of the original provision or part provision.

6.	SEVERABILITY

Each provision contained in this Deed shall be severable and distinct from every other such provision and if at any time any one of the provisions contained herein becomes invalid, illegal or unenforceable in any respect under the laws of any jurisdiction, neither the validity, legality or enforceability of the remaining provisions nor the validity, legality or enforceability of the provisions under the laws of any other jurisdiction shall in any way be affected or impaired thereby.

7.	THIRD PARTIES

7.1	Each Released Party and all of their respective firms’ and companies’ current and former direct and indirect affiliates, equity holders, members, managing members, officers, directors, employees, advisers, principals, attorneys, professional advisers, accountants, investment bankers, consultants, agents, and representatives (including their respective affiliates) may rely on this Deed and enforce any of its terms as if it were a party to this Deed.

7.2	Subject to Clauses 2.4, 3.3 and 7.1, a person who is not a party to this Deed has no rights under this Deed to enforce or enjoy the benefit of any terms of this Deed.

7.3	The Released Advisers have entered into this Deed solely for the purpose of obtaining the benefit of the provisions in their favour.

7.4	Notwithstanding any term of this Deed, the parties agree that the consent of any person who is not a party is not required to rescind or vary this Deed at any time.

8.	AMENDMENTS AND WAIVERS

Any term of this Deed may be amended or waived only with the consent of the parties and any such amendment or waiver will be binding on all parties.

9.	COUNTERPARTS

This Deed may be executed in any number of counterparts and by the different parties hereto as separate counterparts, but shall not be effective until each party has executed at least one counterpart, each of which, when executed and delivered, shall constitute an original, but all the counterparts shall together constitute one and the same instrument.

Sch.11-94

10.	GOVERNING LAW AND JURISDICTION

10.1	This Deed and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with the laws of Hong Kong.

10.2	The Hong Kong courts shall have exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute which may arise out of or in connection with this Deed or any non-contractual obligations arising out of or in connection with this Deed and, for such purposes, each of the Scheme Creditors irrevocably submits to the jurisdiction of the courts of Hong Kong.

Sch.11-95

SCHEDULE 1

Part 1

Subsidiary Guarantors

1.	Chang Ye Investment Company Limited
2.	Da Hua Investment Company Limited
3.	Dong Chang Investment Company Limited
4.	Dong Sheng Investment Company Limited
5.	Guang Feng Investment Company Limited
6.	Heng Chang Investment Company Limited
7.	Jie Feng Investment Company Limited
8.	Jin Chang Investment Company Limited
9.	Rong Hui Investment Company Limited
10.	Rui Jing Investment Company Limited
11.	Tai He Xiang Investment Company Limited
12.	Xie Mao Investment Company Limited
13.	Ye Chang Investment Company Limited
14.	Zheng Zhong Tian Investment Company Limited
15.	Tai He Sheng Investment Company Limited
16.	Tai An Da Investment Company Limited
17.	Tai Chang Jian Investment Company Limited
18.	Tai Chong Fa Investment Company Limited
19.	Tai Chong Li Investment Company Limited
20.	Bakai Investments Limited
21.	Yifa Trading Limited
22.	Advance Guard Investments Limited
23.	Victor Select Limited
24.	Central Broad Limited
25.	Guo Cheng Investments Limited
26.	Ri Xiang Investments Limited
27.	Yin Jia Investments Limited
28.	Kaisa Investment Consulting Limited
29.	Cornwell Holdings (Hong Kong) Limited
30.	Goldenform Company Limited
31.	Hong Kong Jililong Industry Co., Limited
32.	Kaisa Holdings Limited
33.	Leisure Land Hotel Management (China) Limited
34.	Regal Silver Manufacturing Limited
35.	Success Take International Limited
36.	Woodland Height Holdings Limited
37.	Yi Qing Investment Company Limited
38.	Yong Rui Xiang Investment Company Limited
39.	Zhan Zheng Consulting Company Limited
40.	Kaisa Investment (China) Limited
41.	Wan Rui Fa Investment Company Limited
42.	Wan Rui Chang Investment Company Limited
43.	Wan Tai Chang Investment Company Limited
44.	Wan Jin Chang Investment Company Limited
45.	Multi-Shiner Limited
46.	Hong Kong Kaisa Industry Co., Limited
47.	Bakai Investments (Hong Kong) Limited
48.	Topway Asia Group Limited
49.	Kaisa Finance Holdings Limited

Sch.11-96

50.	Hong Kong Kaisa Trading Limited
51.	Hong Kong Wanyuchang Trading Limited
52.	Hong Kong Zhaoruijing Trading Limited
53.	Profit Victor Investments (Hong Kong) Limited
54.	Central Broad (Hong Kong) Investment Limited
55.	Guo Cheng (Hong Kong) Investment Limited
56.	Ri Xiang (Hong Kong) Investment Limited
57.	Yin Jia (Hong Kong) Investment Limited
58.	Jet Smart Global Development Limited
59.	Apex Walk Limited
60.	Vast Wave Limited
61.	Xian Zhang Limited
62.	Rich Tech Hong Kong Investment Limited
63.	Apex Walk (Hong Kong) Limited
64.	Vast Wave (Hong Kong) Limited
65.	Xian Zhang (Hong Kong) Limited
66.	Fulbright Financial Group (Enterprise) Limited
67.	Fulbright Financial Group (Development) Limited
68.	Fulbright Financial Group (Hong Kong) Limited

Part 2

Released Advisers

1.	Harneys
2.	Houlihan
3.	K&E
4.	Tanner De Witt
5.	Sidley
6.	Ropes & Gray
7.	AlixPartners
8.	Deloitte
9.	Lucid
10.	O&M
11.	Walkers
12.	Moelis
13.	Mourant
14.	DTZ

Part 3

Registrar

1.	Citicorp International Limited (as Registrar for the 2016 Notes)
2.	Citigroup Global Markets Deutschland AG (as Registrar for the 2017 Notes, 2018 Notes, 2019 Notes, 2020 Notes and Convertible Bonds)

Sch.11-97

EXECUTION PAGES

IN WITNESS whereof this Deed has been executed as a deed and delivered on the date stated herein by the duly authorised representatives of the parties hereto.

The COMMON SEAL of Kaisa Group Holdings Ltd. was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Chang Ye Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Da Hua Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Dong Chang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Dong Sheng Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-98

The COMMON SEAL of Guang Feng Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Heng Chang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Jie Feng Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Jin Chang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Rong Hui Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-99

The COMMON SEAL of Rui Jing Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Tai He Xiang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Xie Mao Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Ye Chang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Zheng Zhong Tian Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-100

The COMMON SEAL of Tai He Sheng Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Tai An Da Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Tai Chang Jian Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Tai Chong Fa Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Tai Chong Li Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-101

The COMMON SEAL of Bakai Investments Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Yifa Trading Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Advance Guard Investments Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Victor Select Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Central Broad Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-102

The COMMON SEAL of Guo Cheng Investments Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Ri Xiang Investments Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Yin Jia Investments Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Kaisa Investment Consulting Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Cornwell Holdings (Hong Kong) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-103

The COMMON SEAL of Goldenform Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Hong Kong Jililong Industry Co., Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Kaisa Holdings Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Leisure Land Hotel Management (China) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Regal Silver Manufacturing Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-104

The COMMON SEAL of Success Take International Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Woodland Height Holdings Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Yi Qing Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Yong Rui Xiang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Zhan Zheng Consulting Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-105

The COMMON SEAL of Kaisa Investment (China) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Wan Rui Fa Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Wan Rui Chang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Wan Tai Chang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Wan Jin Chang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-106

The COMMON SEAL of Multi-Shiner Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Hong Kong Kaisa Industry Co., Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Bakai Investments (Hong Kong) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Topway Asia Group Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Kaisa Finance Holdings Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-107

The COMMON SEAL of Hong Kong Kaisa Trading Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Hong Kong Wanyuchang Trading Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Hong Kong Zhaoruijing Trading Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Profit Victor Investments (Hong Kong) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Central Broad (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-108

The COMMON SEAL of Guo Cheng (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Ri Xiang (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Yin Jia (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Jet Smart Global Development Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Apex Walk Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-109

The COMMON SEAL of Vast Wave Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Xian Zhang Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Rich Tech Hong Kong Investment Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Apex Walk (Hong Kong) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Vast Wave (Hong Kong) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-110

The COMMON SEAL of Xian Zhang (Hong Kong) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Fulbright Financial Group (Enterprise) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Fulbright Financial Group (Development) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Fulbright Financial Group (Hong Kong) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-111

SIGNED for and on behalf of HARNEY WESTWOOD & RIEGELS solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	Authorised Signatory

SIGNED for and on behalf of Houlihan Lokey (China) Limited solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	Authorised Signatory

SIGNED for and on behalf of KIRKLAND & ELLIS KIRKLAND & ELLIS INTERNATIONAL LLP KIRKLAND & ELLIS LLP solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	Authorised Signatory

SIGNED for and on behalf of TANNER DE WITT solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	Authorised Signatory

SIGNED for and on behalf of SIDLEY AUSTIN LLP solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	Authorised Signatory

SIGNED for and on behalf of ROPES & GRAY solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	Authorised Signatory

SIGNED for and on behalf of ALIXPARTNERS SERVICES UK LLP solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	Authorised Signatory

Sch.11-112

SIGNED for and on behalf of DELOITTE & TOUCHE FINANCIAL ADVISORY SERVICES LIMITED solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	Authorised Signatory

SIGNED for and on behalf of LUCID ISSUER SERVICES LIMITED solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	Authorised Signatory

Sch.11-113

EXECUTED, and DELIVERED, as a DEED by each of the Scheme Creditors acting by KAISA GROUP HOLDINGS LTD acting by	) ) ) )	Director

Director/Secretary

Sch.11-114

EXECUTED, and DELIVERED, as a DEED by CITICORP INTERNATIONAL LIMITED (as trustee for the Noteholders) in the presence of: Name:	) ) ) )	Authorised Signatory

EXECUTED, and DELIVERED, as a DEED by CITICORP INTERNATIONAL LIMITED (as trustee and security trustee for the CB Holders) in the presence of: Name:	) ) ) )	Authorised Signatory

EXECUTED, and DELIVERED, as a DEED by

CITICORP INTERNATIONAL LIMITED

(as shared security agent for the benefit of the Existing Notes Trustee (for the benefit of the Noteholders and CB Trustee (for itself and the benefit of the CB Holders) and the other Secured Parties) in the presence of:

Name:

	) ) ) ) ) )	Authorised Signatory

EXECUTED, and DELIVERED, as a DEED by CITIGROUP GLOBAL MARKETS DEUTSCHLAND AG in the presence of: Name:	) ) ) )	Authorised Signatory

EXECUTED, and DELIVERED, as a DEED by CITIBANK EUROPE PLC in the presence of:	) ) ) )	Authorised Signatory

Name:

Sch.11-115

EXECUTED, and DELIVERED, as a DEED by THE DEPOSITORY TRUST COMPANY in the presence of:	) ) ) )	Authorised Signatory

Name:

EXECUTED, and DELIVERED, as a DEED by HONG KONG MONETARY AUTHORITY in the presence of:	) ) ) )	Authorised Signatory

Name:

Sch.11-116

NY DEED OF RELEASE

Sch.11-117

Dated

KAISA GROUP HOLDINGS LTD.

THE SUBSIDIARY GUARANTORS

RELEASED ADVISERS

CITICORP INTERNATIONAL LIMITED

(as trustee for the Noteholders)

CITICORP INTERNATIONAL LIMITED

(as trustee and security trustee for the CB Holders)

CITICORP INTERNATIONAL LIMITED

(as shared security agent for the benefit of the Existing Notes Trustee (for the benefit of the Noteholders and CB Trustee (for itself and the benefit of the CB Holders) and the other Secured Parties)

REGISTRAR

CITIBANK EUROPE PLC

(as common depositary for the Senior Clearing Systems in respect of the 2017 Notes, 2019 Notes and 2020 Notes)

THE DEPOSITARY TRUST COMPANY

(as the depositary for the Global Note issued pursuant to the 2018 Indenture)

HONG KONG MONETARY AUTHORITY

(as the depositary for the CMU in respect of the 2016 Notes)

and

THE SCHEME CREDITORS

NY DEED OF RELEASE

Sch.11-118

THIS DEED is made on

BETWEEN:

(1)	KAISA GROUP HOLDINGS LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands with registered number CT-192502 (“Company”);

(2)	THE SUBSIDIARY GUARANTORS, listed in Part 1 of Schedule 1 (“Subsidiary Guarantors”);

(3)	THE RELEASED ADVISERS, listed in Part 2 of Schedule 1 (“Released Advisers”);

(4)	CITICORP INTERNATIONAL LIMITED, as trustee for the Noteholders (“Existing Notes Trustee”);

(5)	CITICORP INTERNATIONAL LIMITED, as trustee and security trustee for the CB Holders (“CB Trustee”);

(6)	CITICORP INTERNATIONAL LIMITED, as shared security agent for the benefit of the Existing Notes Trustee (for the benefit of the Noteholders and CB Trustee (for itself and the benefit of the CB Holders) and the other Secured Parties (“Common Security Trustee”);

(7)	THE REGISTRAR, listed in Part 3 of Schedule 1 (“Registrar”);

(8)	CITIBANK EUROPE PLC, as common depositary for the Senior Clearing Systems in respect of the 2017 Notes, 2019 Notes and 2020 Notes (“Common Depositary”);

(9)	THE DEPOSITARY TRUST COMPANY, as the depositary for the Global Note issued pursuant to the 2018 Indenture (“2018 Notes Depositary”);

(10)	HONG KONG MONETARY AUTHORITY, as the depositary for the CMU in respect of the 2016 Notes (“HKMA”);

(11)	THE SCHEME CREDITORS, as defined in the Scheme, acting by the Company pursuant to the authority conferred upon the Company by the Scheme Creditors under Clause 7.1 of the Scheme.

BACKGROUND

(A)	Schemes of arrangement were proposed in respect of the Company under section 86 of the Cayman Islands Companies Law (2013 Revision) (“Cayman Scheme”) and under section 673 and 674 of the Companies Ordinance (Cap 622 of the law of Hong Kong) (“HK Scheme” and together with the Cayman Scheme, the “Schemes”).

(B)	Pursuant to the Schemes, the Scheme Claims are being released, together with all Claims and Liabilities (as defined in the Scheme) each of the Scheme Creditors have against the Company and the Subsidiary Guarantors as set out more fully in the Schemes.

(C)	Under the authority conferred by the Schemes approved by orders of the Grand Court of the Cayman Islands and the High Court of Hong Kong, the Company has been authorized to execute and deliver this Deed, the HK Deed of Release and the NY Deed of Release in the forms attached to this Deed on behalf of the Scheme Creditors in order to facilitate the transactions contemplated by the Schemes.

Sch.11-119

(D)	The Parties have agreed to enter into and execute this Deed on the terms set out herein and intend that the other Released Parties should have the benefit of this Deed.

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Terms defined in the Schemes shall, unless otherwise defined in this Deed or unless a contrary intention appears, bear the same meaning when used in this Deed, and the following terms shall have the following meanings:

Global Deed of Release: the form of deed of release dated [                    ] 2016 between the parties hereto.

Release Instructions: the irrevocable authority to the Company from each of the Scheme Creditors pursuant to the Schemes to, from and after the Scheme Effective Date, enter into, execute and deliver the Deeds of Release, and any other release, deed and/or document to give effect to the Schemes, on behalf of each Scheme Creditor.

Released Parties: the beneficiaries of a release under this Deed.

1.2	In this Deed, unless otherwise specified:

(a)	references to parties, Clauses and Schedules, are to Clauses of, and the parties and Schedules to, this Deed, and references to this Deed include a reference to each of its Schedules;

(b)	a reference to this Deed, an agreement or other document is a reference to this Deed, that agreement or document as supplemented, amended, novated or replaced from time to time in accordance with its terms, and to any agreement, deed or document executed pursuant thereto;

(c)	headings are for convenience only and shall not affect the interpretation of this Deed; and

(d)	a reference to the provision of any statute, statutory provision, order, instrument, rule or regulation is to that provision as amended or re-enacted from time to time, any provision of which it is a re-enactment or consolidation and any order, instrument, rule or regulation at any time made or issued under it.

2.	RELEASE BY SCHEME CREDITORS

2.1	Subject to Clause 9.4 of the Schemes, and subject to Clause 2.2 below, and pursuant to the authority conferred by the Release Instructions and the Global Deed of Release, each of the Scheme Creditors on behalf of itself and each of its agents, representatives, officers, directors, advisers, employees, subsidiaries, affiliates, predecessors, successors and assigns (each a “Scheme Creditor Releasing Party”) to the fullest extent permitted by law, shall and shall be deemed to completely and forever release, waive, void, acquit, forgive, extinguish and discharge unconditionally each of:

(a)	the Company, its Personnel and Affiliates;

(b)	the Subsidiary Guarantors, their Personnel and Affiliates;

(c)	the Released Advisers, their Personnel and Affiliates;

Sch.11-120

(d)	the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, in such capacities, and their Personnel and Affiliates;

and each of their respective firms’ and companies’ current and former direct and indirect affiliates, equity holders, members, managing members, officers, directors, employees, advisers, principals, attorneys, professional advisers, accountants, investment bankers, consultants, agents, and representatives (including their respective affiliates), and in their capacities as such (each a “Scheme Creditor Released Party” and collectively, the “Scheme Creditor Released Parties”) from any and all Claims and/or Liabilities which are or relate to Scheme Claims (including Claims and/or Liabilities arising in respect of the Existing HY Notes Guarantees and/or the Existing CB Guarantees and/or the Existing Offshore Loans Guarantees against the Subsidiary Guarantors).

2.2	The releases under Clause 2.1 exclude the following Claims and Liabilities:

(a)	any and all claims or causes of action arising from or relating to fraud, breach of fiduciary duty, dishonesty, wilful default or wilful misconduct;

(b)	the liability of any Released Adviser and its Personnel arising under a duty of care to its client;

(c)	any Claims against or Liabilities of any Released Adviser, its Personnel and Affiliates that are entirely unrelated to the RSA, the Support Undertaking, the Restructuring Transactions, the Schemes, the negotiation or preparation thereof, or to any related matter;

(d)	any and all:

(iii)	Claims against and Liabilities of any Scheme Creditor Released Party which are not or do not relate to Scheme Claims; and

(iv)	Claims of and Liabilities owed to each of the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Noteholders, CB Holders, the Existing Offshore Loans Creditors, the Registrar, the Common Depositary, the 2018 Notes Depositary and the HKMA, and their Personnel and Affiliates, which are not or do not relate to Scheme Claims (for the avoidance of doubt, the rights of the Citi Trust Entities to payment and/or reimbursement of: (i) any fees and/or expenses; (ii) any amounts under any indemnity; and (iii) any rights or protections in relation to consequential losses, in each case due to them under the terms of the Existing Indentures and/or the CB Trust Deed and/or the Existing Security Documents in respect of the period ending on the Exchange Date shall survive and remain in full force and effect); and

(e)	any and all:

(v)	obligations of any Scheme Creditor Released Party created as a result of the Schemes; and

(vi)	rights of any Scheme Creditor Releasing Party created as a result of the Schemes.

2.3	The Scheme Creditors hereby acknowledge and agree that the right of the Scheme Creditors to receive Scheme Consideration in accordance with the Schemes is accepted in full and final settlement of all Claims and Liabilities waived and released under this Deed.

Sch.11-121

2.4	Each of the Scheme Creditor Released Parties that is not a party to this Deed shall be entitled to rely on and enjoy the benefit of this Clause 2 as if he, she or it were a party to this Deed.

3.	RELEASE BY COMPANY AND SUBSIDIARY GUARANTORS

3.1	Subject to Clause 9.4 of the Schemes, and subject to Clause 3.2 below, and pursuant to the authority conferred by the Release Instructions and the Global Deed of Release, each of the Company and the Subsidiary Guarantors on behalf of itself and each of its agents, representatives, officers, directors, advisers, employees, subsidiaries, affiliates (each a “Kaisa Releasing Party” and collectively, the “Kaisa Releasing Parties”) to the fullest extent permitted by law, shall and shall be deemed to completely and forever release, waive, void, acquit, forgive, extinguish and discharge unconditionally each of:

(a)	the Scheme Creditors, their Personnel and Affiliates;

(b)	the Subsidiary Guarantors and their Personnel and Affiliates;

(c)	the Company and its Personnel and Affiliates;

(d)	the Released Advisers, their Personnel and Affiliates;

(e)	the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, in such capacities, and their Personnel and Affiliates;

and each of their respective firms’ and companies’ current and former direct and indirect affiliates, equity holders, members, managing members, officers, directors, employees, advisers, principals, attorneys, professional advisers, accountants, investment bankers, consultants, agents, and representatives (including their respective affiliates), and in their capacities as such (each a “Kaisa Releasing Party” collectively, the “Kaisa Released Parties”) from any and all Claims and/or Liabilities which are or relate to Scheme Claims.

3.2	The releases under Clause 3.1 exclude the following Claims and Liabilities:

(a)	any and all claims or causes of action arising from or relating to fraud, breach of fiduciary duty, dishonesty, wilful default or wilful misconduct;

(b)	the liability of any Released Adviser and its Personnel arising under a duty of care to its client;

(c)	any and all Claims against or Liabilities of any Scheme Creditor, the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Noteholders, the CB Holders, the Existing Offshore Loans Creditors, the Registrar, the Common Depositary, the 2018 Notes Depositary and the HKMA, and their Personnel and Affiliates, which do not relate to or arise in respect of the Existing HY Notes, the Existing Indentures, the Convertible Bonds, the CB Trust Deed and/or the Existing Offshore Loans; and

(d)	any and all:

(iii)	obligations of any Kaisa Released Party created as a result of the Schemes; and

(iv)	rights of any Kaisa Releasing Party created as a result of the Schemes.

Sch.11-122

3.3	Each of the Kaisa Released Parties who is not a party to this Deed shall be entitled to rely on and enjoy the benefit of this Clause 3 as if he, she or it were a party to this Deed.

4.	FURTHER ASSURANCE

At the request of a party, the other parties shall execute and deliver such documents, and do such things, as may reasonably be required to give full effect to this Deed, including, without limitation, to perfect or evidence any release referred to in this Deed.

5.	CONFLICT

If any provision or part provision of this Deed is invalid, illegal or unenforceable, the parties shall negotiate in good faith to amend such provision so that, as amended, it is legal, valid and enforceable and, to the greatest extent possible, achieves the intended commercial result of the original provision or part provision.

6.	SEVERABILITY

Each provision contained in this Deed shall be severable and distinct from every other such provision and if at any time any one of the provisions contained herein becomes invalid, illegal or unenforceable in any respect under the laws of any jurisdiction, neither the validity, legality or enforceability of the remaining provisions nor the validity, legality or enforceability of the provisions under the laws of any other jurisdiction shall in any way be affected or impaired thereby.

7.	THIRD PARTIES

7.1	Each Released Party and all of their respective firms’ and companies’ current and former direct and indirect affiliates, equity holders, members, managing members, officers, directors, employees, advisers, principals, attorneys, professional advisers, accountants, investment bankers, consultants, agents, and representatives (including their respective affiliates) may rely on this Deed and enforce any of its terms as if it were a party to this Deed.

7.2	Subject to Clauses 2.4, 3.3 and 7.1, a person who is not a party to this Deed has no rights under this Deed to enforce or enjoy the benefit of any terms of this Deed.

7.3	The Released Advisers have entered into this Deed solely for the purpose of obtaining the benefit of the provisions in their favour.

7.4	Notwithstanding any term of this Deed, the parties agree that the consent of any person who is not a party is not required to rescind or vary this Deed at any time.

8.	AMENDMENTS AND WAIVERS

Any term of this Deed may be amended or waived only with the consent of the parties and any such amendment or waiver will be binding on all parties.

9.	COUNTERPARTS

This Deed may be executed in any number of counterparts and by the different parties hereto as separate counterparts, but shall not be effective until each party has executed at least one counterpart, each of which, when executed and delivered, shall constitute an original, but all the counterparts shall together constitute one and the same instrument.

Sch.11-123

10.	GOVERNING LAW AND JURISDICTION

10.1	Governing Law

This Deed shall be construed and enforced in accordance with and governed by the laws of the State of New York (without regard to conflicts of laws principles that could compel or result in the application of the laws of another jurisdiction) as to all matters, including, without limitation, matters of validity, construction, effect, performance and remedies.

10.2	Jurisdiction and Waiver of Jury Trial

With respect to any suit, action, proceedings or counterclaim arising under or relating to this Deed (whether based on contract, tort or otherwise), each party irrevocably:

(a)	submits to the non-exclusive jurisdiction of any federal court located in the City of New York;

(b)	waives any objection which it may have at any time to the laying of venue of any suit, action or proceedings brought in any such court, waives any claim that such proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such suit, action or proceedings, that such court does not have any jurisdiction over such party;

(c)	waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Deed or the transactions contemplated hereby; and

(d)	waives any claim to punitive, exemplary or multiplied damages from the other.

Sch.11-124

SCHEDULE 1

Part 1

Subsidiary Guarantors

1.	Chang Ye Investment Company Limited
2.	Da Hua Investment Company Limited
3.	Dong Chang Investment Company Limited
4.	Dong Sheng Investment Company Limited
5.	Guang Feng Investment Company Limited
6.	Heng Chang Investment Company Limited
7.	Jie Feng Investment Company Limited
8.	Jin Chang Investment Company Limited
9.	Rong Hui Investment Company Limited
10.	Rui Jing Investment Company Limited
11.	Tai He Xiang Investment Company Limited
12.	Xie Mao Investment Company Limited
13.	Ye Chang Investment Company Limited
14.	Zheng Zhong Tian Investment Company Limited
15.	Tai He Sheng Investment Company Limited
16.	Tai An Da Investment Company Limited
17.	Tai Chang Jian Investment Company Limited
18.	Tai Chong Fa Investment Company Limited
19.	Tai Chong Li Investment Company Limited
20.	Bakai Investments Limited
21.	Yifa Trading Limited
22.	Advance Guard Investments Limited
23.	Victor Select Limited
24.	Central Broad Limited
25.	Guo Cheng Investments Limited
26.	Ri Xiang Investments Limited
27.	Yin Jia Investments Limited
28.	Kaisa Investment Consulting Limited
29.	Cornwell Holdings (Hong Kong) Limited
30.	Goldenform Company Limited
31.	Hong Kong Jililong Industry Co., Limited
32.	Kaisa Holdings Limited
33.	Leisure Land Hotel Management (China) Limited
34.	Regal Silver Manufacturing Limited
35.	Success Take International Limited
36.	Woodland Height Holdings Limited
37.	Yi Qing Investment Company Limited
38.	Yong Rui Xiang Investment Company Limited
39.	Zhan Zheng Consulting Company Limited
40.	Kaisa Investment (China) Limited
41.	Wan Rui Fa Investment Company Limited
42.	Wan Rui Chang Investment Company Limited
43.	Wan Tai Chang Investment Company Limited
44.	Wan Jin Chang Investment Company Limited
45.	Multi-Shiner Limited
46.	Hong Kong Kaisa Industry Co., Limited
47.	Bakai Investments (Hong Kong) Limited
48.	Topway Asia Group Limited
49.	Kaisa Finance Holdings Limited

Sch.11-125

50.	Hong Kong Kaisa Trading Limited
51.	Hong Kong Wanyuchang Trading Limited
52.	Hong Kong Zhaoruijing Trading Limited
53.	Profit Victor Investments (Hong Kong) Limited
54.	Central Broad (Hong Kong) Investment Limited
55.	Guo Cheng (Hong Kong) Investment Limited
56.	Ri Xiang (Hong Kong) Investment Limited
57.	Yin Jia (Hong Kong) Investment Limited
58.	Jet Smart Global Development Limited
59.	Apex Walk Limited
60.	Vast Wave Limited
61.	Xian Zhang Limited
62.	Rich Tech Hong Kong Investment Limited
63.	Apex Walk (Hong Kong) Limited
64.	Vast Wave (Hong Kong) Limited
65.	Xian Zhang (Hong Kong) Limited
66.	Fulbright Financial Group (Enterprise) Limited
67.	Fulbright Financial Group (Development) Limited
68.	Fulbright Financial Group (Hong Kong) Limited

Part 2

Released Advisers

1.	Harneys
2.	Houlihan
3.	K&E
4.	Tanner De Witt
5.	Sidley
6.	Ropes & Gray
7.	AlixPartners
8.	Deloitte
9.	Lucid
10.	O&M
11.	Walkers
12.	Moelis
13.	Mourant
14.	DTZ

Part 3

Registrars

1.	Citicorp International Limited (as Registrar for the 2016 Notes)
2.	Citigroup Global Markets Deutschland AG (as Registrar for the 2017 Notes, 2018 Notes, 2019 Notes, 2020 Notes and Convertible Bonds)

Sch.11-126

EXECUTION PAGES

IN WITNESS whereof this Deed has been executed as a deed and delivered on the date stated herein by the duly authorised representatives of the parties hereto.

The COMMON SEAL of Kaisa Group Holdings Ltd. was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Chang Ye Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Da Hua Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Dong Chang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Dong Sheng Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-127

The COMMON SEAL of Guang Feng Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Heng Chang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Jie Feng Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Jin Chang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Rong Hui Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-128

The COMMON SEAL of Rui Jing Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Tai He Xiang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Xie Mao Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Ye Chang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Zheng Zhong Tian Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-129

The COMMON SEAL of Tai He Sheng Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Tai An Da Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Tai Chang Jian Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Tai Chong Fa Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Tai Chong Li Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-130

The COMMON SEAL of Bakai Investments Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Yifa Trading Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Advance Guard Investments Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Victor Select Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Central Broad Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-131

The COMMON SEAL of Guo Cheng Investments Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Ri Xiang Investments Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Yin Jia Investments Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Kaisa Investment Consulting Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Cornwell Holdings (Hong Kong) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-132

The COMMON SEAL of Goldenform Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Hong Kong Jililong Industry Co., Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Kaisa Holdings Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Leisure Land Hotel Management (China) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Regal Silver Manufacturing Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-133

The COMMON SEAL of Success Take International Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Woodland Height Holdings Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Yi Qing Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Yong Rui Xiang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Zhan Zheng Consulting Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-134

The COMMON SEAL of Kaisa Investment (China) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Wan Rui Fa Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Wan Rui Chang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Wan Tai Chang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Wan Jin Chang Investment Company Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-135

The COMMON SEAL of Multi-Shiner Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Hong Kong Kaisa Industry Co., Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Bakai Investments (Hong Kong) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Topway Asia Group Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Kaisa Finance Holdings Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-136

The COMMON SEAL of Hong Kong Kaisa Trading Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Hong Kong Wanyuchang Trading Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Hong Kong Zhaoruijing Trading Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Profit Victor Investments (Hong Kong) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Central Broad (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-137

The COMMON SEAL of Guo Cheng (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Ri Xiang (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Yin Jia (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Jet Smart Global Development Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Apex Walk Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-138

The COMMON SEAL of Vast Wave Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Xian Zhang Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Rich Tech Hong Kong Investment Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Apex Walk (Hong Kong) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Vast Wave (Hong Kong) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-139

The COMMON SEAL of Xian Zhang (Hong Kong) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Fulbright Financial Group (Enterprise) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Fulbright Financial Group (Development) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Fulbright Financial Group (Hong Kong) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.11-140

SIGNED for and on behalf of HARNEY WESTWOOD & RIEGELS solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	Authorised Signatory

SIGNED for and on behalf of Houlihan Lokey (China) Limited solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	Authorised Signatory

SIGNED for and on behalf of KIRKLAND & ELLIS KIRKLAND & ELLIS INTERNATIONAL LLP KIRKLAND & ELLIS LLP solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	Authorised Signatory

SIGNED for and on behalf of TANNER DE WITT solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	Authorised Signatory

SIGNED for and on behalf of SIDLEY AUSTIN LLP solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	Authorised Signatory

SIGNED for and on behalf of ROPES & GRAY solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	Authorised Signatory

SIGNED for and on behalf of ALIXPARTNERS SERVICES UK LLP solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	Authorised Signatory

Sch.11-141

SIGNED for and on behalf of DELOITTE & TOUCHE FINANCIAL ADVISORY SERVICES LIMITED solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	Authorised Signatory

SIGNED for and on behalf of LUCID ISSUER SERVICES LIMITED solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	Authorised Signatory

Sch.11-142

EXECUTED, and DELIVERED, as a DEED by each of the Scheme Creditors acting by KAISA GROUP HOLDINGS LTD acting by	) ) ) )	Director
Director/Secretary

Sch.11-143

EXECUTED, and DELIVERED, as a DEED by CITICORP INTERNATIONAL LIMITED (as trustee for the Noteholders) in the presence of: Name:	) ) ) )	Authorised Signatory

EXECUTED, and DELIVERED, as a DEED by CITICORP INTERNATIONAL LIMITED (as trustee and security trustee for the CB Holders) in the presence of: Name:	) ) ) )	Authorised Signatory

EXECUTED, and DELIVERED, as a DEED by

CITICORP INTERNATIONAL LIMITED

(as shared security agent for the benefit of the Existing Notes Trustee (for the benefit of the Noteholders and CB Trustee (for itself and the benefit of the CB Holders) and the other Secured Parties) in the presence of:

Name:

	) ) ) ) ) )	Authorised Signatory

EXECUTED, and DELIVERED, as a DEED by CITIGROUP GLOBAL MARKETS DEUTSCHLAND AG in the presence of: Name:	) ) ) )	Authorised Signatory

EXECUTED, and DELIVERED, as a DEED by CITIBANK EUROPE PLC in the presence of: Name:	) ) ) )	Authorised Signatory

Sch.11-144

EXECUTED, and DELIVERED, as a DEED by THE DEPOSITORY TRUST COMPANY in the presence of: Name:	) ) ) )	Authorised Signatory

EXECUTED, and DELIVERED, as a DEED by HONG KONG MONETARY AUTHORITY in the presence of: Name:	) ) ) )	Authorised Signatory

Sch.11-145

SCHEDULE 12

NEW INDENTURE

[Filed Separately]

Sch.12-1

SCHEDULE 13

CVR AGREEMENT

[Filed Separately]

Sch.13-1

SCHEDULE 14

NEW TRUST DEED

[Filed Separately]

Sch.14-1

SCHEDULE 15

MEB AGENCY AGREEMENT

Sch. 15-1

Dated [•] 2016

KAISA GROUP HOLDINGS LTD.

as Issuer

and

CITIBANK, N.A., LONDON BRANCH

as Principal Agent

and

CITIGROUP GLOBAL MARKETS DEUTSCHLAND AG

as Registrar

and

U.S. BANK, NATIONAL ASSOCIATION

as Bond Trustee

and

The initial Subsidiary Guarantors named in Schedule 4 herein

PAYING AND TRANSFER AGENCY AGREEMENT

relating to

USD-Denominated Variable Rate Mandatorily Exchangeable Bonds Due 2019

Sch. 15-2

TABLE OF CONTENTS

1	DEFINITIONS	5

2	APPOINTMENTS	6

3	AUTHENTICATION; TRANSFER OF GLOBAL CERTIFICATE	6

4	PAYMENT BY THE ISSUER	7

5	PAYMENT BY THE AGENTS	8

6	UNDERTAKINGS RELATING TO THE AUTOMATIC EXCHANGE TRANSACTION	10

7	EARLY REDEMPTION	10

7A	PIK INTEREST	11

8	CANCELLATION OF BONDS	12

9	ISSUE OF REPLACEMENT CERTIFICATES	13

10	DUTIES OF THE TRANSFER AGENTS IN RESPECT OF TRANSFERS	14

11	DUTIES OF THE REGISTRAR	14

12	DOCUMENTS AND CERTIFICATES FOR THE REGISTRAR	15

13	INFORMATION AND REGULATIONS CONCERNING THE BONDS	15

14	REMUNERATION	16

15	FUNDS HELD BY PRINCIPAL AGENT	16

16	MISCELLANEOUS	17

17	CHANGES IN AGENTS	23

18	NOTICES	24

19	GOVERNING LAW AND JURISDICTION	26

20	COUNTERPARTS	27

21	SANCTIONS REGULATIONS	27

22	BAIL IN	28

23	ENTIRE AGREEMENT	29

Sch. 15-3

Sch. 15-4

THIS AGREEMENT is made on [•] 2016 BETWEEN:

(1)	KAISA GROUP HOLDINGS LTD. whose registered office is at Cricket Square, Hutchins Drive, P.O. Box 2681, Grand Cayman, KY1-1111, Cayman Islands (the “Issuer”);

(2)	CITIBANK, N.A., LONDON BRANCH at its specified office at 21st Floor, Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB, United Kingdom as principal paying and transfer agent (the “Paying Agent”, “Transfer Agent” and “Principal Agent” which expression shall, unless the context otherwise requires, include its successors as such paying, transfer and principal agent);

(3)	CITIGROUP GLOBAL MARKETS DEUTSCHLAND AG at its specified office at Reuterweg 16, 60323 Frankfurt, Germany as registrar (the “Registrar”, which expression shall, unless the context otherwise requires, include its successors as such registrar);

(4)	U.S. BANK, NATIONAL ASSOCIATION, at its specified office at 100 Wall Street, 16th Fl., New York, NY 10005, United States of America as trustee for the persons for the time being holding the Bonds referred to below (the “Bond Trustee”, which expressions shall include its successors as trustee or any joint trustee); and

(5)	The initial Subsidiary Guarantors named in Schedule 4 (each a “Subsidiary Guarantor” and together the “Subsidiary Guarantors”).

WHEREAS:

(A)	Pursuant to a resolution of the board of directors of the Issuer dated [•] 2016, the Issuer has authorised to issue US$[•] variable rate mandatorily exchangeable bonds due 2019 (the “Bonds”) in accordance with the terms and conditions of the Bonds. The Bonds are to be constituted by the trust deed dated on or around the date of this Agreement between the Issuer, the Bond Trustee, Citicorp International Limited as Common Security Trustee and the Subsidiary Guarantors.

(B)	The Registrar and the Agents (as defined below) have agreed to act as registrar and agents respectively on the following terms and conditions.

NOW IT IS HEREBY AGREED as follows:

1	DEFINITIONS

Terms defined in the Conditions or the Trust Deed shall, unless the context otherwise requires, have the same meanings when used herein. In addition:

“Agents” means the Principal Agent, the Registrar, the Paying Agent, the Transfer Agent and the other paying and transfer agents referred to above and their successors;

“Business Day” means a day (other than a Saturday or Sunday) on which commercial banks are open for business in Hong Kong, London and New York and the city in which the specified office of the Principal Agent is located;

“Register” has the meaning set out in Clause 11.1;

“Spot Rate” has the meaning set out in the Conditions; and

any “successor” to an Agent means a successor to that Agent appointed at its specified office in accordance with the terms of this Agreement.

Sch. 15-5

2	APPOINTMENTS

The Issuer and the Subsidiary Guarantors appoint the Agents as their agents in respect of the Bonds in accordance with the provisions of the Conditions and this Agreement at their respective offices referred to in this Agreement and the Agents accept such appointments and each Agent agrees to perform the duties required of it by this Agreement, the Trust Deed and the Conditions. Subject as provided in Clause 17, references to the Agents are to them acting solely through such respective specified offices.

3	AUTHENTICATION; TRANSFER OF GLOBAL CERTIFICATE

3.1	The Global Certificate: Immediately before issue of the Bonds, the Issuer shall deliver to the Registrar (by hand or by facsimile) a duly executed Global Certificate representing the Bonds. The Registrar (or its agent on its behalf) shall record the name of the nominee of the common depositary on the Register correctly, authenticate the Global Certificate upon the written order of the Issuer and arrange for its delivery, to a common depositary for Euroclear and Clearstream. Any transfer or exchange of an interest in the Bonds evidenced by the Global Certificate shall be effected in accordance with the rules and procedures of Euroclear or Clearstream or any relevant Alternative Clearing System, as applicable.

3.2	Exchange of Interests in the Global Certificate for Definitive Certificates:

3.2.1	Definitive Certificates in respect of interests in any Bonds will not be issued in exchange for interests in the Bonds evidenced by the Global Certificate except in the circumstances provided in Clause 3.2.2, provided that, in the event that the Issuer designates an Alternative Clearing System, title to all or some of the Bonds may be transferred to an Alternative Clearing System or its nominee and definitive Certificates may be issued to evidence such transfer.

3.2.2	In the event that either Euroclear or Clearstream (or any Alternative Clearing System on behalf of which the Bonds evidenced by the Global Certificate may be held) is closed for business for a continuous period of 14 days (other than by reason of holidays, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so, the Issuer will cause sufficient Definitive Certificates to be executed and delivered to the Registrar in sufficient quantities and the Registrar will authenticate the same for despatch to individual Bondholders in accordance with the Conditions, Clause 3.2.3 and Schedule 1 hereto.

3.2.3	Upon one of the events set forth in Clause 3.2.2 occurring, a holder of Bonds represented by the Global Certificate will provide the Registrar with a written order containing instructions and such other information as the Issuer and the Registrar may require to complete, execute and deliver such Definitive Certificates.

3.2.4	Upon receipt of the definitive Certificates referred to in Clause 3.2.2 and the written order referred to in Clause 3.2.3, the Registrar shall arrange for the execution and delivery to or upon the order of the person or persons named in such order of an individual Definitive Certificate representing Bonds registered in the name or names requested by such person or persons and the Registrar shall alter the entries in the Register in respect of the Bonds accordingly. Payment will only be made to the persons whose names appear on the Register.

Sch. 15-6

3.3	Transfer or Exchange of Definitive Certificates: Subject to the provisions of this Clause 3 and Schedule 1, the holder of Bonds represented by Definitive Certificates may transfer or exchange such Bonds. The relevant Transfer Agent and the Registrar shall register the transfer of Bonds represented by Definitive Certificates in accordance with Clauses 10 and 11 below.

3.4	Proxies and Authorisations: Subject to the provisions of this Agreement, the registered holder of Bonds represented by the Global Certificate may grant proxies and otherwise authorise any person, including participants and persons that may hold interests through participants, to take any action that a holder is entitled to take under this Agreement or the Bonds.

3.5	Closed Periods: Notwithstanding anything herein to the contrary, no Bondholder may require the transfer of a Bond to be registered during the periods set forth in Condition 3(E).

4	PAYMENT BY THE ISSUER

4.1	Payment to the Principal Agent: In order to provide for the payment of the principal, interest and any other amount due in respect of the Bonds as the same shall become due, the Issuer, failing whom, the Subsidiary Guarantors (jointly and severally), shall unconditionally pay or procure to be paid, to the Principal Agent:

4.1.1	on maturity or early redemption of any Bonds, by 10:00 am (London time), in an account specified by the Principal Agent for value at least one Business Day prior to the redemption date thereof (or, in the case of the Bonds becoming due and payable pursuant to Condition 10, forthwith upon being required by the Bond Trustee so to make such payment), an amount (in US dollars, calculated in accordance with the Conditions) sufficient (together with any funds then held by the Principal Agent which are available for such purpose) to pay the amount due on redemption of all Bonds so to be redeemed (or the amount due pursuant to Condition 10); and

4.1.2	for value by 10:00 am (London time) at least one Business Day before each due date for the payment of interest or other sums payable in respect of the Bonds in accordance with the Conditions, other than sums referred to in sub-Clause 4.1.1 above, an amount (in US dollars, calculated in accordance with the Conditions) sufficient (together with any funds then held by the Principal Agent which are available for such purpose) to pay interest or other sums payable then becoming due on the outstanding Bonds.

All amounts deposited with the Bond Trustee or the Principal Agent for the payment of Bonds to the Bondholders but which have not been so paid shall be returned as soon as practicable by the Principal Agent to the account designated by the Issuer, the details of which are set forth in Schedule 6, provided that no interest shall accrue on such amounts and be payable to the Issuer by the Bond Trustee or the Principal Agent.

The Bondholders shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Principal Agent with respect to such money shall thereupon cease.

4.2	Notifications by the Issuer: The Issuer shall notify the Principal Agent and the Bond Trustee of the Spot Rate in respect of any amounts payable by the Issuer or a Subsidiary Guarantor forthwith, and in any event no later than 5:00 pm (London time on the relevant Rate Calculation Date), upon it being determined in accordance with Condition 7.

Sch. 15-7

4.3	Notification of payment: The Issuer, failing whom, the Subsidiary Guarantors (jointly and severally), shall procure that on or before 5:00 pm (New York City time) on the second Business Day prior to each due date for payment of principal, premium (if any), interest and/or any default interest in respect of the Bonds, the bank through which such payment is to be made will send to the Principal Agent and the Bond Trustee confirmation that it has received from the Issuer an irrevocable instruction to make the relevant payment (by facsimile transmission).

4.4	Due Date: In this Clause 4, the date on which a payment in respect of the Bonds becomes due means the first date on which the holder of a Bond could claim the relevant payment by transfer to an account under the Conditions, but disregarding the necessity for it to be a business day in any particular place of presentation.

4.5	Notification in the event of non-payment: The Principal Agent shall as soon as practicable notify the Bond Trustee, the other Agents, the Issuer and the Subsidiary Guarantors if it has not, by the due date for payment of principal, interest or any other sum payable in respect of the Bonds or any of them, received unconditionally in the manner provided in this Clause 4 the full amount of the moneys payable on such due date on or in respect of all such Bonds, as the case may be.

5	PAYMENT BY THE AGENTS

5.1	Payment: Unless they receive a notification from the Principal Agent under Clause 4.5 the Paying Agents will, subject to and in accordance with the Conditions, pay or cause to be paid on behalf of the Issuer or the Subsidiary Guarantors on each due date therefor or, in the event that the due date is not a business day (as defined in Condition 7(G)), the Business Day immediately following such due date the amounts due in respect of the Bonds and will be entitled to claim any amounts so paid from the Principal Agent. If any payment provided for in Clause 4.1 is made late but otherwise in accordance with this Agreement the Paying Agents will nevertheless make such payments in respect of the Bonds. However, unless and until the full amount of any such payment has been made to the Principal Agent, none of the Paying Agents will be bound to make such payments until either the Principal Agent has received the full amount of moneys in immediately available and cleared funds then due and payable in respect of the Bonds or other arrangements satisfactory to the Principal Agent have been made. If payment of any amount is made to the Principal Agent later than the due date for payment of such amount to the Bondholders, the Principal Agent shall as soon as practicable after receipt thereof give notice to the Bondholders and the Bond Trustee in accordance with Condition 16 that such payment has been made. All payments to be made by the Paying Agents hereunder shall be made without charging any commission or fee to the Bondholders. Nothing contained herein shall require a Paying Agent to make a payment unless and until the Paying Agent has received immediately available and cleared funds sufficient to make the said payment.

5.2	Reimbursements of Agents: Subject to receipt of the moneys payable pursuant to Clause 4.1, the Principal Agent will on demand promptly reimburse each Paying Agent for payments in respect of the Bonds made by it in accordance with the Conditions and this Agreement.

Sch. 15-8

5.3	Shortfall: If any Agent shall have made payment in respect of any of the Bonds before it has received or has had made available to its order the amount so paid, the Issuer shall from time to time on demand pay to that Paying Agent, in addition to the amount which should have been paid hereunder, any accrued interest on such shortfall calculated on a 360 day basis and the actual number of days elapsed at the rate per annum which is the aggregate of two per cent. per annum and the rate per annum determined by the Principal Agent to be its cost of funds for the time being in relation to the unpaid amount.

5.4	Method of payment to Principal Agent: All sums payable to the Principal Agent hereunder will be paid in US Dollars and in immediately available or same day and cleared funds, to such account with such bank as the Principal Agent may from time to time notify in advance to the Issuer and the Subsidiary Guarantors in writing.

5.5	Surrender of Certificates to Paying Agents: If applicable, the Paying Agents shall accept surrender of Certificates from Bondholders as a condition precedent to payment of principal in accordance with the Conditions. At close of business on the second business day (as defined in Condition 7(G)) before the due date for payment in respect of Bonds, and, if Certificates are surrendered later than that, on any business day thereafter on which Certificates are surrendered, each Paying Agent to whom Certificates have been surrendered will notify the Registrar and the Principal Agent of the identifying numbers of Certificates surrendered to it at that time. Each Paying Agent will cancel Certificates surrendered to it and forward the cancelled Certificates to the Principal Agent for destruction.

5.6	Partial Payments: If on presentation of a Certificate only part of the amount payable in respect of such Certificate is paid (except as a result of a deduction of tax permitted by the Conditions), the Paying Agent to whom the Certificate is presented shall procure that such Certificate is enfaced with a memorandum of the amount paid and the date of payment.

5.7	Fees and expenses of the Agents: The Principal Agent will account to each of the other Agents appointed by the Principal Agent for their fees and expenses in respect of the services performed by them under this Agreement promptly after receipt thereof from the Issuer or the Subsidiary Guarantors (as the case may be) and the Issuer or the Subsidiary Guarantors (as the case may be) shall have no responsibility for any such payments.

5.8	Agents of the Bond Trustee: The Principal Agent, the Registrar or the other Agents shall, on demand by the Bond Trustee by notice in writing given to them, the Issuer and the Subsidiary Guarantors at any time after any Event of Default or Potential Event of Default has occurred, until notified by the Bond Trustee to the contrary, so far as permitted by applicable law:

5.8.1	act as agents of the Bond Trustee under the Trust Deed and the Bonds on the terms of this Agreement (with consequential amendments as necessary and save that the Bond Trustee’s liability for the indemnification, remuneration and all other expenses of the Agents shall be limited to the amounts for the time being held by the Bond Trustee in respect of the Bonds on and subject to the terms of the Trust Deed) and thereafter hold all Certificates and all moneys, documents and records held by them in respect of the Bonds to the order of the Bond Trustee; and/or

5.8.2	deliver all Certificates and all moneys, documents and records held by them in respect of the Bonds to the Bond Trustee or as the Bond Trustee directs in such notice or subsequently.

Sch. 15-9

At any time after an Event of Default or a Potential Event of Default has occurred the Bond Trustee may also, by notice in writing to the Issuer and the Subsidiary Guarantors, require them to make all subsequent payments in respect of the Bonds to or to the order of the Bond Trustee and not the Principal Agent. Any such payment made to the Bond Trustee by the Issuer or a Subsidiary Guarantor shall constitute due satisfaction of the Issuer’s, or the relevant Subsidiary Guarantor’s, obligation to make such payment to the Principal Agent under this Agreement.

5.9	Notices of change of the Bond Trustee: The Issuer shall forthwith give notice to the Agents of any change in the person or persons comprising the Bond Trustee.

5.10	Agent Payments Net of Taxes. The Agents shall be entitled to make payments net of any Taxes or other sums required by any Applicable Law to be withheld or deducted. If such a withholding or deduction is so required, the Agents will not pay an additional amount in respect of that withholding or deduction.

In this sub-Clause 5.10 and sub-Clause 16.25:

“Applicable Law” means any law, regulation or agreement entered into by the parties with any Authority or between two or more Authorities.

“Authority” means any competent regulatory, tax, prosecuting or governmental authority.

“Tax” means any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or on behalf of any Authority having power to tax.

6	UNDERTAKINGS RELATING TO THE AUTOMATIC EXCHANGE TRANSACTION

6.1	Entry into Agency Agreement in respect of the Convertible Bonds: The Issuer shall as soon as reasonably practicable after all Mandatory Exchange Conditions have been satisfied, enter into a paying, conversion and transfer agency agreement on similar terms to this Agreement with a paying agent, transfer agent, principal agent and registrar (which may or may not be the respective Agents in the Agreement) and the Bond Trustee in respect of the Convertible Bonds in the form similar to that set out in Schedule 5.

7	EARLY REDEMPTION

7.1	Notice of Redemption: If the Issuer intends to redeem all or any of the Bonds under Conditions 8(B) or 8(C) it shall give prompt notice in writing 5 (five) Business Days prior to the date for publication of any notice of its intention to the Principal Agent and the Bond Trustee stating the date on which such Bonds are to be redeemed and the principal amount of Bonds to be redeemed.

7.2	Redemption Notice: On behalf of and at the request and expense of the Issuer, the Principal Agent shall publish the notice to Bondholders in accordance with Condition 16, in the form approved by the Issuer, required in connection with such redemption. Such notice shall specify the interest accrued to the date fixed for redemption, the date for redemption, the manner in which redemption will be effected and the aggregate principal amount of the Bonds outstanding as at the latest practicable date prior to the publication of the notice. The Principal Agent shall as soon as practicable notify the other Paying Agents of the contents of such notice.

Sch. 15-10

7.3	Redemption for Delisting or Change of Control: Each Paying Agent will keep a stock of notices (“Bondholder Redemption Notices”) in a form similar to that set out in Schedule 2 and will make them available on demand to Bondholders. The Paying Agent with which a Certificate is deposited pursuant to Condition 8(E) shall hold such Certificate on behalf of the depositing Bondholder (but shall not, save as provided below, release it) until the due date for redemption of the Bonds in respect of which it is issued pursuant to Condition 8(E). On that date, subject as provided below, the relevant Paying Agent shall surrender such Certificate to itself and treat it as if surrendered by the holder in accordance with the Conditions and (in the case of the Global Certificate) endorse the Schedule to such Certificate with the principal amount of Bonds to be redeemed and the principal amount of Bonds remaining after such redemption. If the Bond (or Bonds) represented by the deposited Certificate becomes (or become) immediately due and payable before that date, the Paying Agent concerned shall mail such Certificate by uninsured post to, and at the risk of, the relevant Bondholder at the address shown for the Bondholder on the Register as supplied by the Registrar. At the end of the period for exercising the option in Condition 8(E), each Paying Agent shall promptly notify the Principal Agent of the principal amount of Bonds in respect of which Bondholder Redemption Notices have been deposited with it and will forward such Bondholder Redemption Notices to the Principal Agent. The Principal Agent shall promptly notify such details and details of the principal amount of Bonds represented by the Global Certificate in respect of which the option in Condition 8(E), has been exercised to the Issuer and the Bond Trustee. A Bondholder Redemption Notice once delivered shall be irrevocable.

7.4	Bondholder’s Tax Option: Each Agent will keep a stock of notices (“Bondholder’s Exercise Notice”) in a form similar to that set out in Schedule 3 and will make them available on demand to Bondholders. The Agent with which a Bond is deposited pursuant to Condition 8(F) shall hold such Bond on behalf of the depositing Bondholder (but shall not, save as provided below, release it) until the proposed Tax Redemption Date of the Bonds pursuant to Condition 8(B). On that date, subject as provided below, the relevant Agent shall return such Bond to the depositing Bondholder and (in the case of the Global Certificate) endorse the relevant Schedule to such Certificate appropriately. If the deposited Bond (or Bonds) becomes (or become) immediately due and payable before that date, the Agent concerned shall mail such Certificate by uninsured post to, and at the risk of, the relevant holder at the address shown for the Bondholder on the Register as supplied by the Registrar.

7.5	Effect of Notice of Redemption: Once notice of redemption is provided in accordance with Condition 16, Bonds called for redemption become due and payable on the redemption date at the redemption price stated in the notice. Upon surrender of any Certificate in respect of such Bond for redemption in accordance with said notice, such Bond shall be paid by the Issuer at the redemption price determined in accordance with the relevant Condition.

7A	PIK INTEREST

7A.1	Payment of PIK Interest in cash: If the Issuer intends to pay any amount of PIK Interest in cash under Condition 5 it shall give prompt notice in writing no later than 12:00 noon (local time of the Agents or the Bond Trustee, whichever is the earlier) on the day that is not less than 15 (fifteen) days prior to the relevant Interest Payment Date of its intention to the Agents and the Bond Trustee stating its intention and the amount of PIK Interest in cash to be so paid.

Sch. 15-11

7A.2	Publication of notice: On behalf of and at the request and expense of the Issuer, the Principal Agent shall publish the notice to Bondholders in accordance with Condition 16 not less than 15 (fifteen) days prior to the relevant Interest Payment Date, in the form provided by the Issuer no later than 12:00 noon (local time of the Principal Agent) on the day that is not less than 15 (fifteen) days prior to the relevant Interest Payment Date, required in connection with such cash payment of PIK Interest. Such notice shall specify the then principal amount outstanding of the Bonds as at the latest practicable date prior to the publication of the notice and the amount of PIK Interest to be so paid. The Principal Agent shall as soon as practicable notify the other Paying Agents of the contents of such notice.

8	CANCELLATION OF BONDS

8.1	Cancellation by Agents: All Bonds which are exchanged, redeemed or purchased by the Issuer or any of its subsidiaries shall be cancelled as soon as practicable by the removal of the relevant Bondholder’s name from the Register by the Registrar and cancellation of the corresponding Certificates (or appropriate amendment of the Global Certificate if the Bonds are represented thereby) by the Agent to which they were surrendered or with which they were deposited.

8.2	Cancelled Certificates: Each Agent shall (unless it is itself the Principal Agent) give all relevant details for the purposes of Clause 8.3 to, and shall forward Certificates cancelled by it promptly to, the Principal Agent or, as the case may be, its designated agent.

8.3	Certification of Payment Details: Subject to receipt of the written information described in Clause 8.2, the Principal Agent shall as soon as reasonably possible, and in any event within one month after the end of the calendar quarter during which any such redemption, exchange or purchase (as the case may be) takes place, furnish the Issuer, the Bond Trustee and the Registrar with a certificate signed by its duly authorised officer stating (as applicable) (1) the aggregate amounts paid in respect of Bonds redeemed or purchased and cancelled, (2) the aggregate principal amount of Bonds exchanged and cancelled, (3) the identifying numbers of such Bonds and (4) that such Bonds have been cancelled. Such certification may be accepted by the Bond Trustee as conclusive evidence of repayment or discharge pro tanto of the Bonds.

8.4	Destruction of Cancelled Certificates: Unless otherwise instructed by the Issuer, the Principal Agent or its designated agent shall destroy the cancelled Certificates in its possession or held to its order and furnish to the Issuer and the Bond Trustee upon written request from either the Issuer or the Bond Trustee, a certificate of such destruction.

8.5	Records: Subject to receipt of the relevant information, the Principal Agent shall keep a full and complete record of all Bonds and of their redemption, exchange, payment, cancellation, despatch to the Issuer, destruction and replacement (as appropriate) and shall make such record available at all reasonable times during office hours to the Issuer, the Bond Trustee and the other Agents. Notwithstanding the foregoing, the Principal Agent shall not be required to keep a record of the Register.

8.6	Identifying Numbers: The Registrar shall notify the Principal Agent of the identifying numbers of the Bonds and the definitive Certificates which are issued and the same shall form the basis of the records to be kept by the Principal Agent.

Sch. 15-12

9	ISSUE OF REPLACEMENT CERTIFICATES

9.1	Stocks of Certificates: From time to time after such time (if ever) as Bonds may be transferred into a name other than that of the holder of the Global Certificate, the Issuer will (at its own expense) cause a sufficient quantity of additional blank Certificates (other than the Global Certificate) to be available, upon request, to the Registrar at its specified office in Frankfurt for the purpose of delivering replacement Certificates as provided below. The Issuer will promptly notify the Bond Trustee and the Registrar (and the Paying Agent, if applicable) if any authorised officer of the Issuer whose facsimile signature appears on such stocks of replacement Certificates ceases to be so authorised. In such circumstances the Issuer will promptly, properly and validly appoint a replacement authorised officer and upon the request of the Registrar or the Bond Trustee promptly deliver to the Registrar such number of replacement Certificates as it may reasonably request, duly signed manually or in facsimile by such replacement authorised officer. Upon receipt of such replacement Certificates, the Registrar or its agent will be deemed to have been authorised by the Issuer to destroy any previous replacement Certificates and will notify the Issuer of such destruction.

9.2	Replacement: The Registrar will, subject to and in accordance with Condition 14 and the following provisions of this Clause, authenticate and deliver or cause to be authenticated and delivered (directly or, if applicable, through the relevant Agent) any replacement Certificates which the Issuer may determine to issue or deliver in place of Certificates which have been mutilated, defaced, lost, stolen or destroyed. The Registrar will inform the Issuer upon receiving any request from a Bondholder (directly or, if applicable, through the relevant Agent) for the issue of a replacement Certificate.

9.3	Conditions of Replacement: The Registrar will verify with the relevant Agent, in the case of an allegedly lost, stolen or destroyed Certificate in respect of which the identifying number is known or believed to be known, that the Bond in respect of which such Certificate is issued has not been redeemed or purchased by the Issuer and cancelled and the Registrar shall not deliver or cause to be delivered any replacement Certificate unless and until the applicant therefor shall have:

9.3.1	paid such costs, taxes and duties as may be incurred in connection therewith;

9.3.2	furnished the Registrar (directly or, if applicable, through the relevant Agent) with such evidence (including evidence as to the identifying number of the Certificate in question if known) and indemnity and/or security as the Issuer and the Registrar may reasonably require; and

9.3.3	surrendered to the Registrar (directly or, if applicable, through the relevant Agent) any mutilated or defaced Certificate to be replaced.

9.4	Cancellation of replaced Certificates: The Registrar shall cancel or procure the cancellation of any mutilated or defaced Certificates surrendered to it for replacement. Unless otherwise instructed by the Issuer, the Registrar shall destroy or procure the destruction of such cancelled Certificates and upon written request by the Issuer or the Bond Trustee, furnish the Issuer, the Bond Trustee and the Principal Agent with a certificate confirming such destruction and containing the information specified in Clause 8.2.

9.5	Notification: The Registrar shall, on delivering (either directly or, if applicable, through the relevant Agent) any replacement Certificate, as soon as practicable inform the Issuer, the Bond Trustee and each of the other Agents, of the identifying number of such replacement Certificate and (if known) of the identifying number of the definitive Certificate and the relevant Bonds in place of which such replacement Certificate has been delivered.

Sch. 15-13

9.6	Records: The Registrar shall keep a full and complete record of all replacement Certificates delivered (either directly or, if applicable, through the relevant Agent) and shall make such record available at all reasonable times during the normal office hours of the Registrar to the Issuer, the Bond Trustee and the Principal Agent.

9.7	Notice of presentation of replaced Certificates: Whenever any Certificates alleged to have been lost, stolen, defaced or destroyed in replacement for which a new Certificate has been issued shall be surrendered or delivered to an Agent prior to payment, the Agent shall as soon as practicable send notice thereof to the Issuer, the Registrar and the Principal Agent.

10	DUTIES OF THE TRANSFER AGENTS IN RESPECT OF TRANSFERS

If and to the extent specified by the Conditions and in accordance therewith and the terms of this Agreement or if otherwise requested by the Issuer, each Transfer Agent will:

10.1	receive requests for the transfer of Bonds, inform the Registrar, forward the deposited Certificate(s) to the Registrar and assist in the issue of a new Certificate in accordance with the Regulations referred to in Clause 13 and in particular as soon as practicable notify the Registrar of (1) the name and address of the holder of the Bonds, (2) the identifying number of the relevant Certificate and the relevant Bonds, (3) (where not all Bonds in respect of which a Certificate was issued are to be transferred) the number of Bonds transferred and their identifying numbers, and (4) the name, address and account for payments (if any) of the transferee to be entered on the Register;

10.2	keep the Registrar informed of all transfers; and

10.3	carry out such other acts as may be necessary to give effect to the Conditions and the other provisions of this Agreement.

11	DUTIES OF THE REGISTRAR

11.1	The Register: The Registrar shall maintain a register (the “Register”) outside Hong Kong and the United Kingdom in accordance with the Conditions and the Regulations referred to in Clause 13. The Register shall:

11.1.1	show the principal amount (and interest) of Bonds from time to time (including details of any capitalisation of Interest Arrears and/or PIK Interest pursuant to Condition 5) and the date of issue and all subsequent transfers and changes of ownership in respect thereof and the names and addresses of the holders of Bonds;

11.1.2	be made available, at all times during normal office hours upon reasonable notice being given to the Registrar, to the Issuer, the Bond Trustee, the other Agents or any person authorised by any of them in writing for inspection and for the taking of copies thereof or extracts therefrom and the Registrar shall deliver to such persons all such lists of holders of Bonds, their addresses, registered accounts, holdings and other details as they may request; and

11.1.3	include a record of the identifying number allocated to each Bond and the identifying number allocated to each definitive Certificate which is issued. Each Certificate will carry the identifying number of the Bond or Bonds in respect of which it is issued, as well as its own identifying number.

Sch. 15-14

The Registrar will maintain proper records in relation to the title to any of the Bonds including all forms of transfer, probates, letters of administration and powers of attorney. The provisions set forth in Schedule 1 hereto shall apply in relation to the maintenance of the Register and the transfer of Bonds. The Registrar will enter in the Register the details of all redemptions of Bonds, or increases in the principal amount thereof pursuant to Condition 5, notified to it as aforesaid and the Registrar will comply with the proper and reasonable requests of the Issuer with respect to the maintenance of the Register and will provide to the Issuer, the Bond Trustee and other Agents such information with respect thereto as may be requested by the Issuer or may be reasonably required by the Bond Trustee or the other Agents for the proper performance of their respective duties.

11.2	Transfers: The Registrar will receive requests for the transfer of Bonds and will also receive Certificates deposited with a Transfer Agent for transfer, effect the necessary entries, authenticate and issue new Certificates in accordance with the Regulations referred to in Clause 13 and deliver the new Certificate(s) to the relevant Agent.

11.3	Replacement: The Registrar will also have certain duties in connection with the replacement of certificates, which duties are set out in Clause 9.

12	DOCUMENTS AND CERTIFICATES FOR THE REGISTRAR

12.1	Supply of Certificates: From time to time after such time (if ever) as Bonds may be transferred into a name other than that of the holder of the Global Certificate, the Issuer will deliver to the Registrar in reasonably sufficient time for the performance of its duties hereunder:

12.1.1	a supply of blank definitive Certificates sufficient to meet the anticipated requirements of the Registrar and each Transfer Agent for Certificates upon effecting the transfers required by the holder of the Global Certificate; and

12.1.2	from time to time, so long as any Bond is outstanding, sufficient additional blank definitive Certificates as may be required for the performance of the duties of the Registrar and each Transfer Agent.

12.2	Safekeeping of Certificates: Each of the Registrar and the Transfer Agents shall maintain in safekeeping all Certificates and blank Certificates delivered to and held by it and shall ensure that Certificates are issued only in accordance with the Conditions (including the provisions of the Global Certificate) and the provisions of this Agreement.

12.3	Information: Within seven (7) Business Days of any request therefor by the Issuer or any Agent, so long as any of the Bonds are outstanding, each of the Registrar and the Transfer Agents shall certify to the Issuer and the relevant Agent the number of blank Certificates held by it hereunder.

13	INFORMATION AND REGULATIONS CONCERNING THE BONDS

13.1	Provision of information: The Agents will give to the other Agents such further information with regard to their activities hereunder as may reasonably be required by them for the proper carrying out of their respective duties.

Sch. 15-15

13.2	Regulations: The Issuer may, subject to the Conditions, from time to time with the approval of the Registrar and the Bond Trustee promulgate Regulations concerning the carrying out of transfers of Bonds and the forms and evidence to be provided. All such transfers will be made subject to the Regulations. The initial Regulations are set out in Schedule 1. The Registrar shall, at the expense of the Issuer, provide copies of the current Regulations to Bondholders upon request in accordance with Condition 3(F).

14	REMUNERATION

14.1	Fees: The Issuer, failing whom the Subsidiary Guarantors (jointly and severally), will, in respect of the services to be performed by the Principal Agent and the Registrar and the other Agents under this Agreement, the Conditions and the Trust Deed pay to the Principal Agent the commissions, fees and expenses as separately agreed in writing with the Principal Agent. The Principal Agent’s receipt of such moneys shall be a complete discharge of the Issuer’s or the Subsidiary Guarantors’ obligations to pay the same and neither the Issuer nor any of the Subsidiary Guarantors need concern itself with the apportionment of such moneys as between the Principal Agent, the Registrar and the other Agents.

14.2	Costs: The Issuer, failing whom the Subsidiary Guarantors (jointly and severally), will pay to the Principal Agent all out-of-pocket expenses (including, without limitation, postage, advertising and insurance expenses and the fees and expenses of legal or other professional advisers and any taxes thereon to the extent that they are not recoverable) properly incurred by any Agent or the Registrar in connection with its services performed under this Agreement, the Conditions and the Trust Deed promptly upon receipt from the Principal Agent of notification of the amount of such expenses together with the relevant invoices and/or receipts of such legal or other professional advisers, where applicable.

14.3	Distribution to Agents: The Principal Agent will be responsible for distributing the remuneration of the other Agents appointed by the Principal Agent and to the Registrar and their relevant costs and expenses promptly upon receipt of the moneys therefor from the Issuer, and none of the Issuer or Subsidiary Guarantors shall be concerned as to the mechanics, timing or apportionment of such distribution.

14.4	Stamp duties: The Issuer, failing whom the Subsidiary Guarantors (jointly and severally), will pay or reimburse all stamp, registration and other similar taxes, fees or duties, if any, to which this Agreement may be subject (other than that specified to be payable by Bondholders pursuant to this Agreement or the Conditions).

14.5	Obligations to survive: Any outstanding obligations of the Issuer to the Agents and the Registrar under this Clause 14 shall survive the termination of this Agreement, the Conditions and the Trust Deed and the resignation or removal of any of the Agents or the Registrar.

15	FUNDS HELD BY PRINCIPAL AGENT

15.1	Repayment: Any sums paid by, or by arrangement with, the Issuer or the Subsidiary Guarantors to the Principal Agent pursuant to the terms of this Agreement shall not be required to be repaid to the Issuer or the Subsidiary Guarantors (as the case may be) unless and until the Bonds in respect of which such sums were paid shall have been redeemed or purchased and cancelled or claims in respect of such sums shall have become prescribed under Condition 11, but in any of these events the Principal Agent shall (provided that all other amounts due under this Agreement shall have been duly paid), save as mentioned below, as soon as practicable and no later than five Business Days repay to the Issuer and/or the Subsidiary Guarantors (as the case may be) upon their written request, to the account designated by the Issuer and/or the Subsidiary Guarantors (as the case may be), details of which are set forth in Schedule 6, sums (without interest) equivalent to the amounts which would otherwise have been payable on the relevant Bonds together with any fees previously paid (except for any commissions, fees and expenses paid by the Issuer and/or the Subsidiary Guarantors pursuant to Clause 14) to the Principal Agent in respect of such Bonds.

Sch. 15-16

The Bondholders shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Principal Agent with respect to such money shall thereupon cease.

15.2	Use of moneys: The Principal Agent shall be entitled to deal with moneys paid to it by the Issuer and/or the Subsidiary Guarantors for the purposes of this Agreement in the same manner as other moneys paid to a banker by its customers and shall not be liable to account to the Issuer and/or the Subsidiary Guarantors (as the case may be) for any interest thereon, save as otherwise agreed between the Issuer and the Principal Agent. No Agent shall exercise any right of set-off or lien or similar claim over moneys paid to it or by it under this Agreement. Unless required by law, moneys held by the Principal Agent need not be segregated.

16	MISCELLANEOUS

16.1	Publication of notices: On behalf of and at the written request and expense of the Issuer, the Principal Agent will promptly cause to be published any notices required to be given by the Issuer or the Bond Trustee in accordance with the Trust Deed or any of the Conditions, save as set out herein. The Issuer will provide to the Principal Agent with final copies of any notices to be published at least two Business Days (or such shorter period as the Principal Agent may agree) prior to the date of publication. Any notice or demand by the Issuer will be deemed to have been sufficiently given or served when so sent or deposited and, if to the Bondholders, when delivered in accordance with the applicable procedures of Euroclear and Clearstream. Any such notice shall be deemed to have been delivered on the day such notice is delivered to Euroclear or Clearstream or if by mail, when so sent or deposited.

16.2	Notices to the Bond Trustee: Upon each occasion that the Issuer gives to the Bond Trustee any notice in connection with the Bonds, the Issuer shall at the same time give a similar notice to the Principal Agent.

16.3	Voting: Each of the Agents shall perform the functions described as being performed by it in schedule 3 to the Trust Deed and shall keep a full and complete record of forms of proxy issued by it.

16.4	No implicit duties: The Agents shall be obliged to perform such duties, and only such duties, as are herein and in the Conditions specifically set forth, and no implied duties or obligations shall be read into this Agreement or the Conditions against any of them. None of the Agents shall be under any obligation to take any action hereunder which may involve it in any expense or liability, the payment of which within a reasonable time is not, in its opinion, assured to it.

Sch. 15-17

16.5	No agency or trust: In acting hereunder and in connection with the Bonds, the Agents shall act solely as agents of the Issuer (or, where a notice given by the Bond Trustee pursuant to Clause 5.8 shall not have been withdrawn, the Bond Trustee) and will not thereby assume any fiduciary obligations towards, or relationship of agency or trust for, any of the Bondholders.

16.6	Taking of advice: Any of the Agents may at its sole discretion consult with legal or other professional advisers satisfactory to it, and the opinion of such advisers shall be full and complete protection in respect of any action taken, omitted or suffered hereunder and in accordance with the opinion of such advisers provided that it has exercised due care in selecting such advisers.

16.7	Liability: The Agents shall be protected and shall incur no liability for or in respect of any action taken, omitted or suffered in reliance upon any instruction, request or order from the Issuer or the Bond Trustee, or any Bond, Certificate, notice, form of transfer, Issuer’s notice of redemption, Bondholder Redemption Notice, Bondholder’s Exercise Notice or resolution, direction, consent, certificate, affidavit, statement, facsimile transmission, electronic message or other paper or document reasonably believed by it to be genuine and to have been delivered, signed or sent by the proper party or parties. The Agents shall not be under any obligation to take any action hereunder which may involve it in any expense or liability, the payment of which within a reasonable time is not, in its opinion, assured to it, or would be contrary to applicable law or regulation.

16.8	Indemnity by the Issuer and the Subsidiary Guarantors:

16.8.1	The Issuer (failing whom, the Subsidiary Guarantors jointly and severally) will on demand by any of the Agents or the Registrar and their respective directors, officers and employees (each an “Indemnified Party”) indemnify that Indemnified Party, on an after tax basis, in respect of Amounts or Claims paid or incurred by it or any of its directors, officers or employees without gross negligence, wilful default or fraud on its part in acting as the Agent or Registrar (as the case may be) under this Agreement (including (1) any Agent/Delegate Liabilities except where such Agent/Delegate Liabilities arise as a result of gross negligence, wilful default or fraud of such Agents or Delegates and (2) in respect of any proceedings or disputing or defending any Amounts or Claims made against the Agent or Registrar (as the case may be) or any of their respective directors, officers or employees or any Agent/Delegate Liabilities). The provisions of this Clause 16.8 shall survive the resignation or removal of any Agent or the Registrar and the termination of this Agreement. “Amounts or Claims” are losses, liabilities, costs, claims, actions, demands or expenses and “Agent/Delegate Liabilities” are Amounts or Claims which the Agent or Registrar (as the case may be) is or would be obliged to pay or reimburse to any of its agents or delegates appointed pursuant to this Agreement.

16.8.2	Subject to Clause 16.8.1, to the extent that any indemnity payment to be made by the Issuer or the Subsidiary Guarantors (as the case may be) has taken into account any withholding or deduction as referred to in this Clause 16.8.2, all payments by the Issuer (or the Subsidiary Guarantors, as the case may be) under this Clause 16.8 will be made without withholding or deduction for any taxes, duties, or other charges of whatever nature imposed, levied, collected, withheld or assessed by any political subdivision or authority thereof or therein having power to tax. If any withholding or deduction is required by law in respect of payments made by the Issuer (or the Subsidiary Guarantors, as the case may be) to an Agent or the Registrar (as the case may be) under this Clause 16.8.2, the Issuer (or the Subsidiary Guarantors, as the case may be) shall pay additional amounts as may be necessary in order that the net amounts received by the Agent or Registrar (as the case may be) after such deduction or withholding shall equal the amounts which would have been receivable by the Agent or Registrar (as the case may be) had no such deduction or withholding been required.

Sch. 15-18

The provisions of this Clause 16.8 shall survive the termination of this Agreement and the resignation or removal of any Agent.

16.9	Consequential Loss: Notwithstanding any provision of this Agreement, the Agents will not be liable to the Issuer or any other party to this Agreement for any consequential or indirect loss (being loss of business, goodwill, opportunity or profit) or any special or punitive damages of any kind whatsoever; in each case however caused or arising and whether or not foreseeable, even if advised of the possibility of such loss or damage and regardless of the form of action. The provisions of this Clause 16.9 shall survive the resignation or removal of any Agent or the Registrar and the termination of this Agreement.

16.10	Entitlement to treat holder as owner: Except as ordered by a court of competent jurisdiction or may be required by law, each of the Agents shall (whether or not the relevant Bond is overdue and regardless of any notice of ownership, trust or any interest, or writing on, or the loss or theft of, the Certificate issued in respect of it) be entitled to treat the registered holder of any Bond as the absolute owner for all purposes.

16.11	Copies of documents: So long as any of the Bonds remains outstanding, the Issuer shall provide the Agents with a sufficient number of copies of the Trust Deed and of each of the documents which are required to be made available by stock exchange regulations or stated in the Offering Circular relating to the Bonds, to be available and, subject to being provided with such copies, each of the Agents will procure that such copies shall be available at its specified office during normal office hours for examination by Bondholders and that copies thereof will be furnished to Bondholders upon written request and at the Bondholders’ expense.

16.12	Acquisition of Bonds: Any Agent, their affiliates and each of their respective officers, directors and employees, may become the owner of, or acquire any interest in, any Bonds with the same rights that it or they would have if it were not appointed hereunder, and may engage or be interested in any financial or other transaction with the Issuer and may act on, or as depositary, trustee or agent for, any committee or body of holders of Bonds or other obligations of the Issuer as freely as if it were not appointed hereunder and profit therefrom without being obliged to account for such profit.

16.13	Merger: Any corporation into which any Agent may be merged or converted or any corporation with which any Agent may be consolidated or any corporation resulting from any merger, conversion or consolidation to which any Agent shall be a party or any corporation succeeding to all or substantially all of the corporate trust business of any Agent, shall, to the extent permitted by applicable law, be the successor Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto. Notice of any such merger, conversion or consolidation shall as soon as practicable be given to the Issuer, the Subsidiary Guarantors, the Bond Trustee and the Bondholders.

16.14	Agents’ obligations: The obligations of the Agents are several and not joint.

Sch. 15-19

16.15	No Liability for Interest: No Agent shall be under any liability for interest on any moneys at any time received by it pursuant to any of the provisions of this Agreement or of the Bonds and applied by it in accordance with the provisions hereof, except as otherwise provided hereunder or agreed in writing.

16.16	Force Majeure: Notwithstanding anything to the contrary in this Agreement, no Agent shall in any event be liable for any failure or delay in the performance of its obligations hereunder if it is prevented from so performing its obligations by any circumstances beyond the control of such Agent, including without limitation, existing or future law or regulation, any existing or future act of governmental authority, Act of God, flood, war whether declared or undeclared, terrorism, riot, rebellion, civil commotion, strike, lockout, other industrial action, general failure of electricity or other supply, aircraft collision, technical failure, accidental or mechanical or electrical breakdown, computer failure or failure of any money transmission system.

16.17	Expenditure by Agents: Nothing contained herein shall require any Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties or the exercise of any right, power, authority or discretion hereunder if it believes the prepayment of such fund or adequate indemnity against, or security for, such risk or liability is not assured to it.

16.18	Instructions in Writing only: Notwithstanding anything to the contrary contained in this agreement, none of the Agents shall be obliged to act or omit to act in accordance with any instruction, direction or request delivered to them by the Issuer unless such instruction, direction or request is delivered to such Agents in writing or, if given orally, is confirmed in writing. Each of the Agents may, in connection with its services hereunder rely upon the terms of any notice, communication or other document believed by it to be genuine and from the proper party.

16.19	Delegations: The Agents may delegate to any suitably qualified person (provided prior written notice of such delegation is given to the Issuer) on any terms (including power to sub-delegate) all or any of its functions. If the Agents exercises reasonable care in selecting any agent, delegate or nominee appointed under this Agreement (an “Appointee”), it will not have any obligation to supervise the Appointee or be responsible for any loss, liability, cost, claim, action, demand or expense incurred by reason of the Appointee’s misconduct or default or the misconduct or default of any substitute appointed by the Appointee.

16.20	Amendment/Modification: This Agreement may be amended by all of the parties subject to and in accordance with the Trust Deed.

16.21	Sharing of Information: The Agents will treat information relating to the Issuer and/or the Subsidiary Guarantors as confidential, but (unless consent is prohibited by law) the Issuer and/or the Subsidiary Guarantors consent to the transfer and disclosure by any Agent of any information relating to the Issuer to and between branches, subsidiaries, representative, offices, affiliates and agents of the Agents and third parties selected by any of them, wherever situated, on the condition that such branches, subsidiaries, representative offices and affiliates agents and third parties agree to keep such information confidential and use such information confidentially (including in connection with the provision of any service and for data processing, statistical and risk analysis purposes). Any Agent and any branch, subsidiary, representative office, affiliate, agent or third party may transfer and disclose any such information as required by any law, court regulator or legal process.

Sch. 15-20

16.22	Material Prejudice: No Agent will be responsible for determining if an occurrence is materially prejudicial to Bondholders.

16.23	Waiver of Conflict: The Issuer and the Subsidiary Guarantors hereby irrevocably waive, in favour of the Agents and the Bond Trustee, any conflict of interest which may arise by virtue of the Agents and the Bond Trustee acting in various capacities under this Agreement and the Trust Deed, as the case may be, or for other customers of the Agents and/or the Bond Trustee. The Issuer and the Subsidiary Guarantors acknowledge that the Agents and the Bond Trustee and their respective affiliates (together, the “Agent Parties”) may have interests in, or may be providing or may in the future provide financial or other services to other parties with interests which the Issuer may regard as conflicting with its interests and may possess information (whether or not material to the Issuer) other than as a result of the Agent Parties acting as Agent or Bond Trustee (as applicable) hereunder. that the Agent Parties may not be entitled to share with the Issuer.

The Agent Parties will not disclose confidential information obtained from the Issuer and the Subsidiary Guarantors (without its prior written consent) to any of the Agent Parties’ other customers nor will it use on the Issuer and the Subsidiary Guarantors’ behalf any confidential information obtained from any other customer. Without prejudice to the foregoing, the Issuer and the Subsidiary Guarantors agree that the Agent Parties may deal (whether for their own or their customers’ accounts) in, or advise on, securities of any party and that such dealing or giving of advice will not constitute a conflict of interest for the purposes of this Agreement and/or the Trust Deed.

16.24	Client Money Rules. The Paying Agent is entitled to deal with each amount paid to it in the same manner as other amounts paid to it as a banker by its customers and shall not be subject to the United Kingdom Financial Conduct Authority Client Money Rules.

16.25	Unclear or Equivocal Instructions. The Agents shall be under no obligation to take any action hereunder, and it shall incur no liability to the Issuer, the Subsidiary Guarantors or the Bondholders or any other person for or in respect of any omission to act, if conflicting, unclear or equivocal instructions are received by it, as determined in the sole and absolute discretion of the applicable Agent, or in order to comply with Applicable Law.

16.26

16.26.1	Mutual Undertaking Regarding Information Reporting and Collection Obligations. Each party shall, within thirty (30) Business Days of a written request by another party, supply to that other party such forms, documentation and other information relating to it, its operations, or the Bonds as that other party reasonably requests for the purposes of that other party’s compliance with Applicable Law and shall notify the relevant other party reasonably promptly in the event that it becomes aware that any of the forms, documentation or other information provided by such party is (or becomes) inaccurate in any material respect; provided, however, that no party shall be required to provide any forms, documentation or other information pursuant to this Clause 16.26 to the extent that: (i) any such form, documentation or other information (or the information required to be provided on such form or documentation) is not reasonably available to such party and cannot be obtained by such party using reasonable efforts; or (ii) doing so would or might in the reasonable opinion of such party constitute a breach of any: (a) Applicable Law; (b) fiduciary duty; or (c) duty of confidentiality.

Sch. 15-21

16.26.2	Notice of Possible Withholding Under FATCA. The Issuer shall notify each Agent in writing in the event that it determines that any payment to be made by an Agent under the Bonds is a payment which could be subject to FATCA Withholding if such payment were made to a recipient that is generally unable to receive payments free from FATCA Withholding, and the extent to which the relevant payment is so treated, provided, however, that the Issuer’s obligation under this Clause 16.26 shall apply only to the extent that such payments are so treated by virtue of characteristics of the Issuer, the Bonds, or both.

16.26.3	Agent Right to Withhold. Notwithstanding any other provision of this Agreement, each Agent shall be entitled to make a deduction or withholding from any payment which it makes under the Bonds for or on account of any Tax, if and only to the extent so required by Applicable Law, in which event the Agent shall make such payment after such deduction or withholding has been made and shall account to the relevant Authority within the time allowed for the amount so deducted or withheld or, at its option, shall reasonably promptly after making such payment return to the Issuer the amount so deducted or withheld, in which case, the Issuer shall so account to the relevant Authority for such amount.

16.26.4	Issuer Right to Redirect. In the event that the Issuer reasonably determines in its sole discretion that withholding for or on account of any Tax will be required by Applicable Law in connection with any payment due to any of the Agents on any Notes, then the Issuer will be entitled to redirect or reorganise any such payment in any way that it sees fit in order that the payment may be made without such deductions or withholding provided that, any such redirected or reorganised payment is made through a recognised institution of international standing and otherwise made in accordance with this Agreement and the Trust Deed. The Issuer will promptly notify the Agents and the Trustee in writing of any such redirection or reorganisation.

For the purposes of this sub-Clause 16.26:

“Applicable Law” means any law or regulation including, but not limited to: (i) any statute or regulation; (ii) any rule or practice of any Authority by which any party to this Agreement is bound or with which it is accustomed to comply; (iii) any agreement between any Authorities; and (iv) any agreement between any Authority and any party to this Agreement.

“Authority” means any competent regulatory, prosecuting, Tax or governmental authority in any jurisdiction.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“FATCA Withholding” means any withholding or deduction required pursuant to an agreement described in section 1471(b) of the Code, or otherwise imposed pursuant to sections 1471 through 1474 of the Code, any regulations or agreements thereunder, any official interpretations thereof, or any law implementing an intergovernmental approach thereto.

“Tax” means any present or future taxes, duties, assessments, governmental charges or related liabilities of whatever nature imposed, levied, collected, withheld, deducted or assessed by or on behalf of any Authority having power to tax.

Sch. 15-22

17	CHANGES IN AGENTS

17.1	Appointment and termination of appointment: The Issuer may appoint further or other Agents. The Issuer may also terminate the appointment of any Agent at any time subject to the prior written approval of the Bond Trustee (which shall not be unreasonably withheld or delayed). Such termination shall be effective by giving:

17.1.1	to the Bond Trustee; and

17.1.2	in the case of any Agent other than the Principal Agent, to the Principal Agent; and

17.1.3	to the Agent whose appointment is to be terminated,

at least 30 days’ written notice to that effect. However, no such notice relating to the termination of the appointment of the Principal Agent or the Registrar shall take effect until a new Principal Agent or, as the case may be, Registrar approved in writing by the Bond Trustee (which approval shall not be unreasonably withheld or delayed) has been appointed on terms approved in writing by the Bond Trustee. The Issuer will at all times maintain (i) a Principal Agent, (ii) as necessary, a Paying Agent with a specified office in the European Union member state that will not be obliged to withhold or deduct tax pursuant to European Directive 2003/48/EC or any other European Directive on the taxation of savings income or any law implementing or complying with, or introduced in order to conform to, such Directive, (iii) an Agent having a specified office in Singapore where the Bonds may be presented or surrendered for payment or redemption, so long as the Bonds are listed on the SGX-ST and the rules of that exchange so require and (iv) a Registrar which will maintain the Register outside Hong Kong and the United Kingdom. The termination of the appointment of any Agent shall not take effect (1) until notice thereof shall have been given to the Bondholders in accordance with Condition 16 and (2) within the period commencing 45 days immediately preceding any due date for a payment in respect of the Bonds and ending 15 days after such date.

17.2	Resignation: Any Agent may resign its appointment hereunder at any time by giving to the person(s) referred to in Clauses 17.1.1 and 17.1.2 and the Issuer at least 30 days’ written notice to that effect, provided that (a) in the case of the resignation of the Principal Agent or the Registrar, no such resignation shall take effect until a new Principal Agent or, as the case may be, Registrar approved in writing by the Bond Trustee has been appointed by the Issuer on terms approved in writing by the Bond Trustee (such approval not to be unreasonably withheld or delayed), (b) no such resignation shall take effect unless upon the expiry of the notice period there are Agents as required by Clause 17.1 and the Conditions, (c) no such resignation shall take effect until notice thereof shall have been given to the Bondholders in accordance with Condition 16 and (d) no such notice shall be given so as to expire within a period commencing 30 days immediately preceding any due date for a payment in respect of the Bonds and ending 15 days after such date. Notwithstanding the above, the Issuer agrees with each Agent that if, by the day falling 10 days before the expiry of any notice referred to above, the Issuer has not appointed a replacement Agent, then the relevant Agent shall be entitled to, on behalf of and at the expense of the Issuer, select and appoint in its place any reputable financial institution of good standing on terms approved by the Bond Trustee (such approval not to be unreasonably withheld or delayed).

Sch. 15-23

17.3	Delivery of Records by Principal Agent on Termination: If the appointment of the Principal Agent hereunder is terminated or the Principal Agent resigns its appointment hereunder, the Principal Agent shall subject to payment of all outstanding fees and expenses, on the date on which such termination or resignation takes effect, pay to the successor Principal Agent the amounts held by it in respect of Bonds, the Certificates relating thereto which have not been presented for payment and any other amounts held by it in respect of the Bonds and shall deliver to the successor Principal Agent Bonds surrendered to it, but not yet destroyed, all records concerning Bonds and the Certificates maintained by the Principal Agent pursuant to this Agreement, but shall have no other duties or responsibilities to provide services as Principal Agent hereunder. The Principal Agent shall also repay to the Issuer any amount of the fees and commissions received hereunder attributable to any period after the effective date of its termination or resignation, as the case may be.

17.4	Delivery of Records by Registrar on Termination: If the appointment of the Registrar is terminated or the Registrar resigns its appointment hereunder, the Registrar shall subject to payment of all outstanding fees and expenses, on the date on which such termination or resignation takes effect, deliver to the successor Registrar, the Register, all Certificates and blank Certificates held by it and all other records concerning the Bonds maintained by it pursuant to this Agreement, but shall have no other duties or responsibilities to provide services as Registrar hereunder.

17.5	Delivery of Records by Agents on Termination: If the appointment of any Agent is terminated or any Agent or the Registrar resigns its appointment hereunder, such Agent or the Registrar shall subject to payment of all outstanding fees and expenses, on the date on which such termination or resignation takes effect, deliver to any successor Agent or the Registrar or, if none, the Principal Agent any records or other documents concerning the Bonds maintained by it pursuant to this Agreement, but shall have no other duties or responsibilities hereunder.

17.6	Change of Office: If any Agent shall change its specified office, it shall give to the Issuer, the Principal Agent and the Bond Trustee not less than 45 days’ prior written notice to that effect giving the address of the new specified office. As soon as practicable thereafter, the Principal Agent shall give to the Bondholders, on behalf of and at the expense of the Issuer, notice of such change and the address of the new specified office in accordance with Condition 16.

18	NOTICES

Any communication shall be by letter sent in the English language by registered post or courier or facsimile transmission:

to the Issuer:	Kaisa Group Holdings Ltd. Suite 2001 Two International Finance Centre Central Hong Kong

Attention: Ms Gigi Lee

Fax no.: +852 3900 0990

Sch. 15-24

to the Subsidiary Guarantors:	c/o Kaisa Group Holdings Ltd. Suite 2001 Two International Finance Centre Central Hong Kong

Attention: Ms Gigi Lee

Fax no.: +852 3900 0990

to the Bond Trustee:	U.S. Bank, Global Corporate Trust Service, New York 100 Wall Street, 16th Fl. New York, NY 10005 United States of America

Attention: Kaisa CVR/Bond Trustee

Fax no.: +1 212 361 6153 or +1 212 809 4993

to the Registrar:	Citigroup Global Markets Deutschland AG Reuterweg 16 60323 Frankfurt Germany

Attention: Germany Agency and Trust

Fax no.: +49 69 1366 1429

With a copy to Citicorp International Limited 39/F Citibank Tower Citibank Plaza 3 Garden Road Central Hong Kong Attention: Agency and Trust Fax: +852 2323 0279

to the Principal Agent:	Citibank, N.A., London Branch c/o Citibank, N.A., Dublin Branch 1 North Wall Quay Dublin 1 Ireland

Attention: Agency and Trust – PPA Payments

Fax no.: +353 1 622 2210

Sch. 15-25

With a copy to Citicorp International Limited 39/F, Citibank Tower Citibank Plaza 3 Garden Road Central Hong Kong Attention: Agency and Trust Fax: +852 2323 0279

to the Transfer Agent:	Citibank, N.A., London Branch c/o Citibank, N.A., Dublin Branch 1 North Wall Quay Dublin 1 Ireland

Attention: Agency and Trust — DECT

Fax no.: +353 1 622 2031

With a copy to Citicorp International Limited 39/F, Citibank Tower Citibank Plaza 3 Garden Road Central Hong Kong Attention: Agency and Trust Fax: +852 2323 0279

Communications will take effect, in the case of a letter sent by registered post, on the seventh business day in London and Hong Kong after posting; in the case of a letter sent by courier, at the time of delivery; in the case of fax, at the time of despatch if the correct error-free transmission report is received; provided that if such communication would take effect outside business hours then it shall be deemed to be received on the next business day in the place of receipt.

Any of the parties named above may change its address or facsimile number for the purpose of this Clause by giving notice of such change to the other parties to this Agreement.

19	GOVERNING LAW AND JURISDICTION

19.1	Governing Law: This Agreement and any non-contractual obligations arising from or in connection with it shall be governed by and construed in accordance with the laws of England and Wales.

Sch. 15-26

19.2	Third Party Rights: A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act of 1999 to enforce any term of this Agreement.

19.3	Jurisdiction:

19.3.1	For the benefit of the Bond Trustee and each of the Agents, each of the Issuer and the Subsidiary Guarantors irrevocably agrees that the courts of England and Wales are to have jurisdiction to settle any disputes which may arise out of or in connection with this Agreement and accordingly any legal action or proceedings arising out of or in connection with this Agreement (“Proceedings”) (including any Proceedings relating to any non-contractual obligations in connection with this Agreement) may be brought in such courts. The parties to this Agreement irrevocably submit for all purposes for or in connection with this Agreement to the non-exclusive jurisdiction of the courts of England. Each of the Issuer and the Subsidiary Guarantors irrevocably waives any objection to Proceedings in such courts whether on the ground of venue or on the ground that the Proceedings have been brought in an inconvenient forum.

19.3.2	Nothing in this Clause 19 shall limit the right of the Bond Trustee and the Agents to take Proceedings against the Issuer and the Subsidiary Guarantors in any other court of competent jurisdiction nor shall the taking of Proceedings in one or more jurisdictions preclude any party from taking Proceedings in any other jurisdiction, whether concurrently or not.

19.4	Service of Process: Each of the Issuer and the Subsidiary Guarantors irrevocably appoints NCR National Corporate Research (UK) Limited, currently of 1st Floor, 6 Bevis Marks, London EC3A 7BA, United Kingdom, as its authorised agent for service of process in England. Each of the Issuer and the Subsidiary Guarantors will procure that, so long as any of the Bonds are outstanding, there shall be in force an appointment of such a person with an office in England with authority to accept service as aforesaid on behalf of the Issuer and the Subsidiary Guarantors and, failing such appointment within 15 days after demand by or on behalf of the Bond Trustee, the Bond Trustee shall be entitled by notice to the Issuer to appoint such person. Nothing herein shall affect the right to serve process in any other manner permitted by law.

20	COUNTERPARTS

This Agreement may be executed in counterparts which when taken together shall constitute one and the same instrument.

21	SANCTIONS REGULATIONS

Notwithstanding anything else herein contained, the Agents may refrain without liability from doing anything that would or might in its opinion be contrary to any law of any state or jurisdiction (including, but not limited to, Germany, the United States of America or any jurisdiction forming a part of it and England & Wales) or any directive or regulation of any agency of any such state or jurisdiction and may without liability do anything which is, in its opinion, necessary to comply with any such law, directive or regulation.

Sch. 15-27

22	BAIL IN

The Issuer and the Subsidiary Guarantors acknowledge and accept that, notwithstanding any other provision of this Agreement or any other agreement, arrangement or understanding between the parties:

a.	any Liability may be subject to the exercise of Write-down and Conversion Powers by the Resolution Authority;

b.	The Registrar will be bound by the effect of any application of any Write-down and Conversion Powers in relation to any Liability and in particular (but without limitation) by:

i.	any reduction in the principal amount, in full or in part, or outstanding amount due (including any accrued but unpaid interest) due in respect of any Liability; and

ii.	any conversion of all or part of any Liability into ordinary shares or other instruments of ownership of the Registrar or any other person;

that may result from any exercise of any Write-down and Conversion Powers in relation to any Liability;

c.	the terms of this Agreement and the rights of the Issuer and/or the Subsidiary Guarantors hereunder may be varied, to the extent necessary, to give effect to any exercise of any Write-down and Conversion Powers in relation to any Liability and the Issuer and/or the Subsidiary Guarantors will be bound by any such variation; and

d.	ordinary shares or other instruments of ownership of the Registrar or any other person may be issued to or conferred on the Issuer and/or the Subsidiary Guarantors as a result of any exercise of any Write-down and Conversion Powers in relation to any Liability.

In this sub-Clause 22:

“Liability” means any liability of the Registrar to the Issuer and/or Subsidiary Guarantors arising under or in connection with this Agreement;

“Resolution Authority” means the German Federal Agency for Financial Markets Stabilisation (Bundesanstalt für Finanzmarktstabilisierung), or any other body which has authority to exercise any Write-down and Conversion Powers;

“Write-down and Conversion Powers” means any write-down, conversion, transfer, modification or suspension power existing from time to time under, and exercised in compliance with, any laws, regulations, rules or requirements in effect in Germany, relating to the transposition of Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms as amended from time to time, including but not limited to the German Recovery and Resolution Act (Sanierungs- und Abwicklungsgesetz) as amended from time to time, and the instruments, rules and standards created thereunder, pursuant to which:

a.	any obligation of the Registrar (or other affiliate of such entity) can be reduced, cancelled, modified or converted into shares, other securities or other obligations of such entity or any other person (or suspended for a temporary period); and

b.	any right in a contract governing an obligation of the Registrar may be deemed to have been exercised.

Sch. 15-28

23	ENTIRE AGREEMENT

The Agreement contains the whole agreement between the parties relating to the subject matter of this Agreement and supersedes any previous written or oral agreement between the parties in relation to the matters dealt with in this Agreement.

Sch. 15-29

SCHEDULE 1

REGULATIONS CONCERNING THE TRANSFER AND REGISTRATION OF BONDS

1	Each Bond shall be in the denomination of US$1,000 and higher integral multiples of US$1. Each holder of Bonds shall in addition to the original principal amount of US$1,000 of each Bond held by it be entitled to such Bond’s pro rata proportion of the aggregate of all Interest Arrears together with its pro rata proportion of the aggregate of all PIK Interest (if any) capitalized pursuant to and in accordance with Condition 5. Certificates, each evidencing entitlement to one or more Bonds, shall be issued in accordance with the Conditions.

2	The Bonds are transferable by execution of the form of transfer on each Certificate endorsed under the hand of the transferor or, where the transferor is a corporation, under its common seal or under the hand of two of its officers duly authorised in writing. In this Exhibit “transferor” shall where the context permits or requires include joint transferors and be construed accordingly.

3	The Certificate issued in respect of the Bond to be transferred must be delivered for registration to the office of a Transfer Agent accompanied by such other evidence (including certificates and/or legal opinions) as the Transfer Agent may reasonably require to prove the title of the transferor or his right to transfer the Bond and his identity and, if the form of transfer is executed by some other person on his behalf or in the case of the execution of a form of transfer on behalf of a corporation by its officers, the authority of that person or those persons to do so. The signature of the person effecting a transfer of a Bond shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Agent may require.

4	The executors or administrators of a deceased holder of Bonds (not being one of several joint holders) and, in the case of the death of one or more of joint holders, the survivor or survivors of such joint holders, shall be the only persons recognised by the Issuer as having any title to such Bonds.

5	Any person becoming entitled to Bonds in consequence of the death or bankruptcy of the holder of such Bonds may, upon producing such evidence that he holds the position in respect of which he proposes to act under this paragraph or of his title as the Transfer Agent shall require (including certificates and/or legal opinions), be registered himself as the holder of such Bonds or, subject to the preceding paragraphs as to transfer, may transfer such Bonds. The Issuer and the Agents may retain any amount payable upon the Bonds to which any person is so entitled until such person shall be so registered or shall duly transfer the Bonds.

6	Unless otherwise requested by him and agreed by the Issuer, a holder of Bonds shall be entitled to receive only one Certificate in respect of his holding.

7	The joint holders of a Bond shall be entitled to one Certificate only in respect of their joint holding which shall, except where they otherwise direct, be delivered to the joint holder whose name appears first in the Register in respect of the joint holding.

Sch. 15-30

8	The Issuer and the Transfer Agents shall make no charge to the holders for the registration of any holding of Bonds or any transfer of Bonds or for the issue of any Certificates or for the delivery of Certificates at the specified office of the Agent to whom the request for registration, transfer or delivery was delivered or by uninsured post to the address specified by the holder. If any holder entitled to receive a Certificate wishes to have it delivered to him otherwise than at the specified office of such Agent, such delivery shall be made upon his written request to such Agent, at his risk and (except where sent by uninsured post to the address specified by the holder) at his expense.

9	Each Transfer Agent will within three business days in London of a request to effect a transfer of a Bond (or within 21 days if the transfer is of a Bond represented by the Global Certificate) deliver at its specified office to the transferee or despatch by mail (at the risk of the transferee) to such address as the transferee may request, a new Certificate in respect of the Bond or Bonds transferred. In the case of a transfer or redemption of fewer than all the Bonds in respect of which a Certificate is issued, a new Certificate in respect of the Bonds not transferred or redeemed will be so delivered to the holder to its address appearing on the register of holders of Bonds.

10	Notwithstanding any other provisions of this Agreement, the Registrar shall register the transfer of any Bond only upon presentation of an executed and duly completed form of transfer substantially in the form set forth in the Form of Certificate in schedule 1 or the Form of Global Certificate in schedule 2 to the Trust Deed together with any other documents thereby required.

11	The Issuer may, with the prior approval of the Registrar and the Bond Trustee promulgate any other regulations that it may deem necessary for the registration and transfer of the Bonds.

Sch. 15-31

SCHEDULE 2

FORM OF BONDHOLDER REDEMPTION NOTICE

KAISA GROUP HOLDINGS LTD.

USD-Denominated Variable Rate Mandatorily Exchangeable Bonds Due 2019

(the “Bonds”)

By depositing this duly completed Bondholder Redemption Notice with a Paying Agent for the Bonds the undersigned holder of such of the Bonds as are represented by the Certificate surrendered with this Notice and referred to below irrevocably exercises its option to have such Bonds redeemed on [•] under Condition 8(E) of the Bonds.

This Bondholder Redemption Notice relates to Certificates representing Bonds in the aggregate principal amount of US$                    . The identifying numbers of such Certificates are as follows:

If any Certificate issued in respect of the Bonds referred to above is to be returned(1) to the undersigned under Clause 7.3 of the Paying and Transfer Agency Agreement entered into by the Issuer in respect of the Bonds, it will be returned by post to the address of the Bondholder appearing on the register of Bondholders.

Payment in respect of the above-mentioned Bonds will be made in accordance with the Conditions of the Bonds.

Dated:                     Signature

Name:

[To be completed by recipient Agent]

Received by:

[Signature and stamp of Agent]

At its office at:

On:

Notes:

(1)	Certificates so returned will be sent by post, uninsured and at the risk of the Bondholder.

(2)	This Bondholder Redemption Notice is not valid unless all of the paragraphs requiring completion are duly completed.

Sch. 15-32

(3)	The Agent with whom Certificates are deposited will not in any circumstances be liable to the depositing Bondholder or any other person for any loss or damage arising from any act, default or omission of such Agent in relation to such Certificates or any of them unless the loss or damage was caused by the fraud or gross negligence of such Agent or its directors, officers or employees or agents.

Sch. 15-33

SCHEDULE 3

FORM OF BONDHOLDER’S EXERCISE NOTICE

KAISA GROUP HOLDINGS LTD.

USD-Denominated Variable Rate Mandatorily Exchangeable Bonds Due 2019

(the “Bonds”)

By depositing this duly completed Bondholder’s Exercise Notice with a Paying Agent for the Bonds the undersigned holder of such Bonds as are surrendered with this Notice and referred to below irrevocably exercises its option under Condition 8(F) of the Bonds not to have such Bonds redeemed on the Tax Redemption Date under Condition 8(B) of the Bonds.

This Notice relates to Bonds in the aggregate principal amount of US$                    . The identifying numbers of such Certificates are as follows:

If any Certificate issued in respect of the Bonds referred to above is to be returned(1) to the undersigned under Clause 7.3 of the Paying and Transfer Agency Agreement entered into by the Issuer in respect of the Bonds, it will be returned by post to the address of the Bondholder appearing on the register of Bondholders.

Payment in respect of the above-mentioned Bonds will be made in accordance with the Conditions of the Bonds.

Dated: Signature

Name:

[To be completed by recipient Agent]

Received by:

[Signature and stamp of Agent]

At its office at:

On:

Notes:

(1)	Certificates so returned will be sent by post, uninsured and at the risk of the Bondholder.

(2)	This Bondholder’s Exercise Notice is not valid unless all of the paragraphs requiring completion are duly completed.

Sch. 15-34

(3)	The Agent with whom Certificates are deposited will not in any circumstances be liable to the depositing Bondholder or any other person for any loss or damage arising from any act, default or omission of such Agent in relation to such Certificates or any of them unless the loss or damage was caused by the fraud or gross negligence of such Agent or its directors, officers or employees or agents.

Sch. 15-35

SCHEDULE 4

SUBSIDIARY GUARANTORS

1.	CHANG YE INVESTMENT COMPANY LIMITED (昌業投資有限公司)
2.	KAISA INVESTMENT CONSULTING LIMITED
3.	CORNWELL HOLDINGS (HONG KONG) LIMITED
4.	DA HUA INVESTMENT COMPANY LIMITED (大華投資有限公司)
5.	DONG CHANG INVESTMENT COMPANY LIMITED (東昌投資有限公司)
6.	DONG SHENG INVESTMENT COMPANY LIMITED (東升投資有限公司)
7.	GOLDENFORM COMPANY LIMITED
8.	GUANG FENG INVESTMENT COMPANY LIMITED (廣豐投資有限公司)
9.	HENG CHANG INVESTMENT COMPANY LIMITED (恒昌投資有限公司)
10.	JIE FENG INVESTMENT COMPANY LIMITED (捷豐投資有限公司)
11.	JIN CHANG INVESTMENT COMPANY LIMITED (進昌投資有限公司)
12.	KAISA HOLDINGS LIMITED
13.	LEISURE LAND HOTEL MANAGEMENT (CHINA) LIMITED
14.	REGAL SILVER MANUFACTURING LIMITED
15.	RONG HUI INVESTMENT COMPANY LIMITED (榮輝投資有限公司)
16.	RUI JING INVESTMENT COMPANY LIMITED (瑞景投資有限公司)
17.	SUCCESS TAKE INTERNATIONAL LIMITED
18.	TAI HE XIANG INVESTMENT COMPANY LIMITED (泰和詳投資有限公司)
19.	WOODLAND HEIGHT HOLDINGS LIMITED
20.	XIE MAO INVESTMENT COMPANY LIMITED (協茂投資有限公司)
21.	YE CHANG INVESTMENT COMPANY LIMITED (葉昌投資有限公司)
22.	YI QING INVESTMENT COMPANY LIMITED
23.	YONG RUI XIANG INVESTMENT COMPANY LIMITED
24.	ZHAN ZHENG CONSULTING COMPANY LIMITED
25.	ZHENG ZHONG TIAN INVESTMENT COMPANY LIMITED (正中天投資有限公司)
26.	TAI HE SHENG INVESTMENT COMPANY LIMITED (泰和盛投資有限公司)
27.	TAI AN DA INVESTMENT COMPANY LIMITED (泰安達投資有限公司)
28.	TAI CHANG JIAN INVESTMENT COMPANY LIMITED (泰昌建投資有限公司)
29.	TAI CHONG FA INVESTMENT COMPANY LIMITED (泰昌發投資有限公司)
30.	TAI CHONG LI INVESTMENT COMPANY LIMITED (泰昌利投資有限公司)
31.	KAISA INVESTMENT (CHINA) LIMITED
32.	WAN RUI FA INVESTMENT COMPANY LIMITED
33.	WAN RUI CHANG INVESTMENT COMPANY LIMITED
34.	WAN TAI CHANG INVESTMENT COMPANY LIMITED
35.	WAN JIN CHANG INVESTMENT COMPANY LIMITED
36.	HONG KONG JILILONG INDUSTRY CO., LIMITED
37.	MULTI-SHINER LIMITED
38.	HONG KONG KAISA INDUSTRY CO., LIMITED
39.	BAKAI INVESTMENTS LIMITED (八凱投資有限公司)
40.	BAKAI INVESTMENTS (HONG KONG) LIMITED
41.	YIFA TRADING LIMITED (益發貿易有限公司)
42.	ADVANCE GUARD INVESTMENTS LIMITED (先驅投資有限公司)
43.	TOPWAY ASIA GROUP LIMITED
44.	KAISA FINANCE HOLDINGS LIMITED
45.	HONG KONG KAISA TRADING LIMITED
46.	HONG KONG WANYUCHANG TRADING LIMITED
47.	HONG KONG ZHAORUIJING TRADING LIMITED
48.	VICTOR SELECT LIMITED (凱擇有限公司)
49.	PROFIT VICTOR INVESTMENTS (HONG KONG) LIMITED
50.	CENTRAL BROAD LIMITED (中博有限公司)
51.	CENTRAL BROAD (HONG KONG) INVESTMENT LIMITED
52.	GUO CHENG INVESTMENTS LIMITED (國承投資有限公司)

Sch. 15-36

53.	RI XIANG INVESTMENTS LIMITED (日翔投資有限公司)
54.	YIN JIA INVESTMENTS LIMITED (銀佳投資有限公司)
55.	GUO CHENG (HONG KONG) INVESTMENT LIMITED
56.	RI XIANG (HONG KONG) INVESTMENT LIMITED
57.	YIN JIA (HONG KONG) INVESTMENT LIMITED
58.	JET SMART GLOBAL DEVELOPMENT LIMITED (捷利環球發展有限公司)
59.	APEX WALK LIMITED (崴行有限公司)
60.	VAST WAVE LIMITED (廣濤有限公司)
61.	XIAN ZHANG LIMITED (顯章有限公司)
62.	RICH TECH HONG KONG INVESTMENT LIMITED
63.	APEX WALK (HONG KONG) LIMITED
64.	VAST WAVE (HONG KONG) LIMITED
65.	XIAN ZHANG (HONG KONG) LIMITED
66.	FULBRIGHT FINANCIAL GROUP (ENTERPRISE) LIMITED (富昌金融集團(企業)有限公司)
67.	FULBRIGHT FINANCIAL GROUP (DEVELOPMENT) LIMITED (富昌金融集團(發展)有限公司)
68.	FULBRIGHT FINANCIAL GROUP (HONG KONG) LIMITED

Sch. 15-37

SCHEDULE 5

FORM OF PAYING, CONVERSION AND TRANSFER AGENCY AGREEMENT IN

RESPECT OF THE CONVERTIBLE BONDS

[to be inserted]

Sch. 15-38

SCHEDULE 6

COMPANY ACCOUNT DETAILS

Corresponding Bank Name:	[	•]
Corresponding Bank SWIFT:	[	•]
Beneficiary Bank Name:	[	•]
Beneficiary Bank SWIFT:	[	•]
Account Name:	[	•]
Account Number:	[	•]
Reference:	[	•]

Sch. 15-39

SCHEDULE 7

FORM OF INCUMBENCY CERTIFICATE

KAISA GROUP HOLDINGS LTD.

USD-Denominated Variable Rate Mandatorily Exchangeable Bonds Due 2019

(the “Bonds”)

I,             , Director, acting on behalf of Kaisa Group Holdings Ltd. (the “Company”), hereby certify that:

(A)	the persons listed below are (i) authorised signatories for the purposes of the trust deed dated as of [•], 2016, (the “Trust Deed”) between the Company, the Subsidiary Guarantors listed therein, and U.S. Bank, National Association, as trustee (the “Trustee”) and the agency agreement dated as of [•], 2016, between, among others, the Company, the Subsidiary Guarantors listed therein, Citibank, N.A., London Branch as principal agent, Citigroup Global Markets Deutschland AG as the registrar and the Trustee (the “Agency Agreement”), (ii) duly elected or appointed, qualified and acting as the holder of the respective office or offices set forth opposite his or her name and (iii) the duly authorised person who executed or will execute the Bonds, the Trust Deed and the Agency Agreement by his or her manual or facsimile signature and was at the time of such execution, duly elected or appointed, qualified and acting as the holder of the office set forth opposite his or her name;

(B)	each signature appearing below is the person’s genuine signature; and

(C)	each person listed below is authorised to confirm payment details and receive call backs at the telephone number noted below upon the request of the Trustee and Citibank, N.A., London Branch in relation to the Bonds.

Capitalised terms used but not defined herein shall have the meanings assigned to such term in the Trust Deed.

You may call             to confirm the contents of this certificate.

Authorised signatories:

Name	Company	Title	Signature	Telephone Number

Sch. 15-40

IN WITNESS WHEREOF, I have hereunto signed my name.

Date:

KAISA GROUP HOLDINGS LTD.

By:

Name:

Title:

Sch. 15-41

IN WITNESS whereof the parties hereto have executed this Paying and Transfer Agency Agreement as of the date first above written.

KAISA GROUP HOLDINGS LTD.
(as Issuer)

By:
Name: Title:

CHANG YE INVESTMENT COMPANY LIMITED
昌業投資有限公司

By:
Name: Title:

KAISA INVESTMENT CONSULTING LIMITED

By:
Name: Title:

CORNWELL HOLDINGS (HONG KONG) LIMITED

By:
Name: Title:

Sch. 15-42

DA HUA INVESTMENT COMPANY LIMITED
大華投資有限公司

By:
Name: Title:

Sch. 15-43

DONG CHANG INVESTMENT COMPANY LIMITED
東昌投資有限公司

By:
Name: Title:

DONG SHENG INVESTMENT COMPANY LIMITED
東升投資有限公司

By:
Name: Title:

GOLDENFORM COMPANY LIMITED

By:
Name: Title:

GUANG FENG INVESTMENT COMPANY LIMITED
廣豐投資有限公司

By:
Name: Title:

Sch. 15-44

HENG CHANG INVESTMENT COMPANY LIMITED
恒昌投資有限公司

By:
Name: Title:

Sch. 15-45

JIE FENG INVESTMENT COMPANY LIMITED
捷豐投資有限公司

By:
Name: Title:

JIN CHANG INVESTMENT COMPANY LIMITED
進昌投資有限公司

By:
Name: Title:

KAISA HOLDINGS LIMITED

By:
Name: Title:

LEISURE LAND HOTEL MANAGEMENT (CHINA) LIMITED

By:
Name: Title:

Sch. 15-46

REGAL SILVER MANUFACTURING LIMITED

By:
Name: Title:

Sch. 15-47

RONG HUI INVESTMENT COMPANY LIMITED
榮輝投資有限公司

By:
Name: Title:

RUI JING INVESTMENT COMPANY LIMITED
瑞景投資有限公司

By:
Name: Title:

SUCCESS TAKE INTERNATIONAL LIMITED

By:
Name: Title:

TAI HE XIANG INVESTMENT COMPANY LIMITED
泰和詳投資有限公司

By:
Name: Title:

Sch. 15-48

WOODLAND HEIGHT HOLDINGS LIMITED

By:
Name: Title:

Sch. 15-49

XIE MAO INVESTMENT COMPANY LIMITED
協茂投資有限公司

By:
Name: Title:

YE CHANG INVESTMENT COMPANY LIMITED
葉昌投資有限公司

By:
Name: Title:

YI QING INVESTMENT COMPANY LIMITED

By:
Name: Title:

YONG RUI XIANG INVESTMENT COMPANY LIMITED

By:
Name: Title:

Sch. 15-50

ZHAN ZHENG CONSULTING COMPANY LIMITED

By:
Name: Title:

ZHENG ZHONG TIAN INVESTMENT COMPANY LIMITED
正中天投資有限公司

By:
Name: Title:

TAI HE SHENG INVESTMENT COMPANY LIMITED
泰和盛投資有限公司

By:
Name: Title:

TAI AN DA INVESTMENT COMPANY LIMITED
泰安達投資有限公司

By:
Name: Title:

Sch. 15-51

TAI CHANG JIAN INVESTMENT COMPANY LIMITED
泰昌建投資有限公司

By:
Name: Title:

TAI CHONG FA INVESTMENT COMPANY LIMITED
泰昌發投資有限公司

By:
Name: Title:

TAI CHONG LI INVESTMENT COMPANY LIMITED
泰昌利投資有限公司

By:
Name: Title:

KAISA INVESTMENT (CHINA) LIMITED

By:
Name: Title:

Sch. 15-52

WAN RUI FA INVESTMENT COMPANY LIMITED

By:
Name: Title:

WAN RUI CHANG INVESTMENT COMPANY LIMITED

By:
Name: Title:

WAN TAI CHANG INVESTMENT COMPANY LIMITED

By:
Name: Title:

WAN JIN CHANG INVESTMENT COMPANY LIMITED

By:
Name: Title:

HONG KONG JILILONG INDUSTRY CO., LIMITED

By:
Name: Title:

Sch. 15-53

MULTI-SHINER LIMITED

By:
Name: Title:

HONG KONG KAISA INDUSTRY CO., LIMITED

By:
Name: Title:

BAKAI INVESTMENTS LIMITED
八凱投資有限公司

By:
Name: Title:

BAKAI INVESTMENTS (HONG KONG) LIMITED

By:
Name: Title:

Sch. 15-54

YIFA TRADING LIMITED
益發貿易有限公司

By:
Name: Title:

ADVANCE GUARD INVESTMENTS LIMITED
先驅投資有限公司

By:
Name: Title:

TOPWAY ASIA GROUP LIMITED

By:
Name: Title:

KAISA FINANCE HOLDINGS LIMITED

By:
Name: Title:

HONG KONG KAISA TRADING LIMITED

By:
Name: Title:

Sch. 15-55

HONG KONG WANYUCHANG TRADING LIMITED

By:
Name: Title:

HONG KONG ZHAORUIJING TRADING LIMITED

By:
Name: Title:

VICTOR SELECT LIMITED
凱擇有限公司

By:
Name: Title:

PROFIT VICTOR INVESTMENTS (HONG KONG) LIMITED

By:
Name: Title:

Sch. 15-56

CENTRAL BROAD LIMITED
中博有限公司

By:
Name: Title:

CENTRAL BROAD (HONG KONG) INVESTMENT LIMITED

By:
Name: Title:

GUO CHENG INVESTMENTS LIMITED
國承投資有限公司

By:
Name: Title:

Sch. 15-57

RI XIANG INVESTMENTS LIMITED
日翔投資有限公司

By:
Name: Title:

YIN JIA INVESTMENTS LIMITED
銀佳投資有限公司

By:
Name: Title:

GUO CHENG (HONG KONG) INVESTMENT LIMITED

By:
Name: Title:

RI XIANG (HONG KONG) INVESTMENT LIMITED

By:
Name: Title:

Sch. 15-58

YIN JIA (HONG KONG) INVESTMENT LIMITED

By:
Name: Title:

Sch. 15-59

JET SMART GLOBAL DEVELOPMENT LIMITED
捷利環球發展有限公司

By:
Name: Title:

APEX WALK LIMITED
崴行有限公司

By:
Name: Title:

VAST WAVE LIMITED
廣濤有限公司

By:
Name: Title:

XIAN ZHANG LIMITED
顯章有限公司

By:
Name: Title:

Sch. 15-60

RICH TECH HONG KONG INVESTMENT LIMITED

By:
Name: Title:

Sch. 15-61

APEX WALK (HONG KONG) LIMITED

By:
Name: Title:

VAST WAVE (HONG KONG) LIMITED

By:
Name: Title:

XIAN ZHANG (HONG KONG) LIMITED

By:
Name: Title:

FULBRIGHT FINANCIAL GROUP (ENTERPRISE) LIMITED
富昌金融集團(企業)有限公司

By:
Name: Title:

Sch. 15-62

FULBRIGHT FINANCIAL GROUP (DEVELOPMENT) LIMITED
富昌金融集團(發展)有限公司

By:
Name: Title:

FULBRIGHT FINANCIAL GROUP (HONG KONG) LIMITED

By:
Name: Title:

Sch. 15-63

CITIBANK, N.A., LONDON BRANCH

(as Principal Agent)

By:
Name: Title:

CITIGROUP GLOBAL MARKETS DEUTSCHLAND AG

(as Registrar)

By:
Name: Title:

U.S. Bank, National Association

(as Bond Trustee)

By:
Name: Title:

Sch. 15-64